                                                                   EXHIBIT 10.1

                          CREDIT AND GUARANTY AGREEMENT

                                   dated as of

                                 March 19, 2003

                                      among

                               HEXCEL CORPORATION,

                           HEXCEL COMPOSITES LIMITED,

                        HEXCEL COMPOSITES GMBH (GERMANY)

                                       and

                        HEXCEL COMPOSITES GMBH (AUSTRIA),

                                  as Borrowers,

                          THE GUARANTORS NAMED HEREIN,

                   THE LENDERS PARTY HERETO FROM TIME TO TIME,

                           FLEET CAPITAL CORPORATION,

                  as Administrative Agent and as Fronting Bank,

                    FLEET NATIONAL BANK, LONDON U.K. BRANCH,

                        as Fronting Bank and Issuing Bank

                              FLEET NATIONAL BANK,

                                as Issuing Bank,

                                       and

                             FLEET SECURITIES, INC.,

                                as Lead Arranger

                                TABLE OF CONTENTS

1.  DEFINITIONS AND RULES OF INTERPRETATION.....................................................1
      1.1.  DEFINITIONS.........................................................................1
      1.2.  RULES OF INTERPRETATION............................................................42

2.  THE REVOLVING CREDIT FACILITY..............................................................43
      2.1.  COMMITMENT TO LEND.................................................................43
             2.1.1.  REVOLVING CREDIT LOANS TO HEXCEL..........................................43
             2.1.2.  MULTICURRENCY LOANS TO FOREIGN BORROWERS..................................44
      2.2.  COMMITMENT FEE.....................................................................45
      2.3.  REDUCTION OF TOTAL COMMITMENT......................................................45
      2.4.  THE REVOLVING CREDIT NOTES.........................................................46
      2.5.  INTEREST ON REVOLVING CREDIT LOANS.................................................47
      2.6.  REQUESTS FOR REVOLVING CREDIT LOANS................................................48
             2.6.1.  GENERAL...................................................................48
             2.6.2.  SWING LINE................................................................48
      2.7.  CONVERSION OPTIONS.................................................................49
             2.7.1.  CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN.....................49
             2.7.2.  CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN.............................49
             2.7.3.  EUROCURRENCY RATE LOANS...................................................50
      2.8.  FUNDS FOR REVOLVING CREDIT LOAN....................................................50
             2.8.1.  FUNDING PROCEDURES FOR REVOLVING CREDIT LOANS TO HEXCEL...................50
             2.8.2.  ADVANCES BY AGENT FOR REVOLVING CREDIT LOANS TO HEXCEL....................50
             2.8.3.  FUNDING PROCEDURES FOR REVOLVING CREDIT LOANS TO FOREIGN BORROWERS........51
             2.8.4.  ADVANCES BY AGENT FOR REVOLVING CREDIT LOANS TO FOREIGN BORROWERS.........51
      2.9.  SETTLEMENTS........................................................................52
             2.9.1.  GENERAL...................................................................52
             2.9.2.  FAILURE TO MAKE FUNDS AVAILABLE...........................................53
             2.9.3.  NO EFFECT ON OTHER LENDERS................................................53
      2.10. OPTIONAL CURRENCY..................................................................53
             2.10.1. REQUEST FOR OPTIONAL CURRENCY.............................................53
             2.10.2. EXCHANGE RATE.............................................................54
             2.10.3. MULTIPLE DENOMINATIONS....................................................54
             2.10.4. FUNDING...................................................................55
      2.11. FRONTING PROVISIONS................................................................55

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                                      -ii-

             2.11.1. APPLICATION OF INTEREST PAYMENTS FOR MULTICURRENCY LOANS..................55
             2.11.2. CURRENCY CONVERSIONS AND CONTINGENT FUNDING AGREEMENT.....................56
             2.11.3. RESIGNATION OF FRONTING BANK..............................................58
      2.12. CHANGE IN BORROWING BASE...........................................................58
      2.13. REPAYMENT OF THE REVOLVING CREDIT LOANS............................................59
             2.13.1. MATURITY..................................................................59
             2.13.2. MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS............................59
             2.13.3. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS.............................61
             2.13.4. AUSTRIAN BORROWER.........................................................61

3.  LETTERS OF CREDIT..........................................................................62
      3.1.  LETTER OF CREDIT COMMITMENTS.......................................................62
             3.1.1.  COMMITMENT TO ISSUE LETTERS OF CREDIT; LC GUARANTY........................62
             3.1.2.  LETTER OF CREDIT APPLICATIONS.............................................63
             3.1.3.  TERMS OF LETTERS OF CREDIT................................................63
             3.1.4.  REIMBURSEMENT OBLIGATIONS OF LENDERS; PARTICIPATION IN LC GUARANTY........63
             3.1.5.  PARTICIPATIONS OF LENDERS.................................................64
      3.2.  REIMBURSEMENT OBLIGATION OF THE BORROWER...........................................64
      3.3.  LETTER OF CREDIT PAYMENTS..........................................................65
      3.4.  OBLIGATIONS ABSOLUTE...............................................................66
      3.5.  RELIANCE BY ISSUER.................................................................67
      3.6.  LETTER OF CREDIT FEE...............................................................67

4.  CERTAIN GENERAL PROVISIONS.................................................................67
      4.1.  CLOSING FEE........................................................................67
      4.2.  ADMINISTRATIVE AGENT'S FEE.........................................................68
      4.3.  FUNDS FOR PAYMENTS.................................................................68
             4.3.1.  PAYMENTS TO ADMINISTRATIVE AGENT..........................................68
             4.3.2.  NO OFFSET, ETC............................................................69
             4.3.3.  NON-U.S. LENDERS..........................................................70
             4.3.4.  REFUNDS...................................................................71
      4.4.  COMPUTATIONS.......................................................................71
      4.5.  INABILITY TO DETERMINE EUROCURRENCY RATE...........................................71
      4.6.  ILLEGALITY.........................................................................72
      4.7.  ADDITIONAL COSTS ARISING FROM CHANGE IN LAW, ETC...................................73
      4.8.  CAPITAL ADEQUACY...................................................................74
      4.9.  CERTIFICATE........................................................................75
      4.10.  INDEMNITY.........................................................................75
      4.11.  INTEREST AFTER DEFAULT............................................................75

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                                      -iii-

      4.12.  CURRENCY MATTERS..................................................................75
      4.13.  LENDING OFFICE....................................................................76
      4.14.  CURRENCY FLUCTUATIONS.............................................................76
      4.15.  LENDERS' OBLIGATION TO MITIGATE; REPLACEMENT OF LENDER............................77

5.  COLLATERAL SECURITY AND GUARANTIES.........................................................78
      5.1.  GENERAL............................................................................79
      5.2.  SECURITY OF BORROWERS AND GUARANTORS...............................................79
      5.3.  GUARANTY...........................................................................80
      5.4.  GUARANTY ABSOLUTE..................................................................80
      5.5.  EFFECTIVENESS, ENFORCEMENT.........................................................81
      5.6.  WAIVER.............................................................................82
      5.7.  SUBORDINATION; SUBROGATION.........................................................82
      5.8.  PAYMENTS...........................................................................83
      5.9.  GUARANTORS' AGREEMENT TO PAY ENFORCEMENT COSTS.....................................83
      5.10.  RECEIPT OF INFORMATION............................................................83
      5.11.  TERMINATION.......................................................................84

6.  REPRESENTATIONS AND WARRANTIES.............................................................84
      6.1.  CORPORATE AUTHORITY................................................................84
             6.1.1.  INCORPORATION; GOOD STANDING..............................................84
             6.1.2.  AUTHORIZATION.............................................................84
             6.1.3.  ENFORCEABILITY............................................................85
      6.2.  GOVERNMENTAL APPROVALS.............................................................85
      6.3.  TITLE TO PROPERTIES; LEASES........................................................85
      6.4.  FINANCIAL STATEMENTS AND PROJECTIONS...............................................85
             6.4.1.  FISCAL YEAR...............................................................85
             6.4.2.  FINANCIAL STATEMENTS......................................................85
             6.4.3.  PROJECTIONS...............................................................86
             6.4.4.  SOLVENCY..................................................................86
      6.5.  NO MATERIAL ADVERSE CHANGES, ETC...................................................86
      6.6.  FRANCHISES, PATENTS, COPYRIGHTS, ETC...............................................86
      6.7.  LITIGATION.........................................................................87
      6.8.  TAX STATUS.........................................................................87
      6.9.  NO EVENT OF DEFAULT................................................................87
      6.10.  HOLDING COMPANY AND INVESTMENT COMPANY ACTS.......................................87
      6.11.  ABSENCE OF FINANCING STATEMENTS, ETC..............................................87
      6.12.  CERTAIN TRANSACTIONS..............................................................87
      6.13.  EMPLOYEE BENEFIT PLANS............................................................88
             6.13.1. IN GENERAL................................................................88
             6.13.2. TERMINABILITY OF WELFARE PLANS............................................88
             6.13.3. GUARANTEED PENSION PLANS..................................................88
             6.13.4. MULTIEMPLOYER PLANS.......................................................89

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                                      -iv-

      6.14. USE OF PROCEEDS....................................................................89
             6.14.1. GENERAL...................................................................89
             6.14.2. REGULATIONS U AND X.......................................................89
             6.14.3. INELIGIBLE SECURITIES.....................................................89
      6.15. ENVIRONMENTAL COMPLIANCE...........................................................89
      6.16. SUBSIDIARIES, ETC..................................................................91
      6.17. BANK ACCOUNTS......................................................................91
      6.18. DISCLOSURE.........................................................................91
      6.19. INSURANCE..........................................................................91
      6.20. PERFECTION OF SECURITY INTEREST....................................................92
      6.21. ACCOUNTS RECEIVABLE................................................................92
      6.22. EQUITY OFFERING DOCUMENTS, SENIOR SECURED NOTE
      DOCUMENTS, FRENCH FACILITY AND SUBORDINATED DEBT DOCUMENTS...............................92
      6.23. FRENCH FACILITY UPSTREAM LIMITATION................................................93

7.  AFFIRMATIVE COVENANTS......................................................................93
      7.1.  PUNCTUAL PAYMENT...................................................................93
      7.2.  MAINTENANCE OF OFFICE..............................................................93
      7.3.  RECORDS AND ACCOUNTS...............................................................94
      7.4.  FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION.................................94
      7.5.  NOTICES............................................................................96
             7.5.1.  DEFAULTS..................................................................96
             7.5.2.  ENVIRONMENTAL EVENTS......................................................96
             7.5.3.  NOTIFICATION OF CLAIM AGAINST ASSETS......................................97
             7.5.4.  NOTICE OF LITIGATION AND JUDGMENTS........................................97
      7.6.  LEGAL EXISTENCE; MAINTENANCE OF PROPERTIES.........................................97
      7.7.  INSURANCE..........................................................................97
      7.8.  TAXES..............................................................................97
      7.9.  INSPECTION OF PROPERTIES AND BOOKS, ETC............................................98
             7.9.1.  GENERAL...................................................................98
             7.9.2.  COLLATERAL REPORTS........................................................98
             7.9.3.  APPRAISALS................................................................99
             7.9.4.  COMMUNICATIONS WITH ACCOUNTANTS...........................................99
      7.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS.............................99
      7.11. EMPLOYEE BENEFIT PLANS............................................................100
      7.12. USE OF PROCEEDS...................................................................100
      7.13. FAIR LABOR STANDARDS ACT..........................................................100
      7.14. ADDITIONAL SUBSIDIARIES...........................................................101
      7.15. NEW GUARANTORS; NEW STOCK PLEDGES.................................................101
      7.16. AMENDMENTS TO GOVERNING DOCUMENTS.................................................102
      7.17. BANK ACCOUNTS.....................................................................102
             7.17.1. GENERAL..................................................................102
                    7.17.1.1.  HEXCEL AND THE U.K. BORROWER...................................102

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                                       -v-

                    7.17.1.2.  THE AUSTRIAN BORROWER AND THE GERMAN BORROWER..................103
             7.17.2. ACKNOWLEDGMENT OF APPLICATION............................................104
      7.18. SENIOR INDEBTEDNESS...............................................................104
      7.19. FURTHER ASSURANCES................................................................104
      7.20. POST-CLOSING COVENANTS............................................................104

8.  CERTAIN NEGATIVE COVENANTS................................................................104
      8.1.  RESTRICTIONS ON INDEBTEDNESS......................................................104
      8.2.  RESTRICTIONS ON LIENS.............................................................106
      8.3.  RESTRICTIONS ON INVESTMENTS.......................................................109
      8.4.  RESTRICTED PAYMENTS...............................................................111
      8.5.  MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS...................................112
             8.5.1. MERGERS AND ACQUISITIONS..................................................112
             8.5.2. DISPOSITION OF ASSETS.....................................................113
      8.6.  SALE AND LEASEBACK................................................................113
      8.7.  COMPLIANCE WITH ENVIRONMENTAL LAWS................................................113
      8.8.  EMPLOYEE BENEFIT PLANS............................................................114
      8.9.  BUSINESS ACTIVITIES...............................................................114
      8.10. FISCAL YEAR.......................................................................114
      8.11. TRANSACTIONS WITH AFFILIATES......................................................114
      8.12. MODIFICATION OF GOVERNING DOCUMENTS...............................................115
      8.13. EQUITY OFFERING; SUBORDINATED DEBT; SENIOR SECURED NOTES;
      FRENCH FACILITY AND CAPITALIZED LEASES..................................................115
      8.14. BANK ACCOUNTS.....................................................................116
      8.15. FOREIGN SUBSIDIARY BORROWINGS.....................................................116

9.  FINANCIAL COVENANTS.......................................................................116
      9.1.  LEVERAGE RATIO....................................................................116
      9.2.  SENIOR LEVERAGE RATIO.............................................................117
      9.3.  FIXED CHARGE COVERAGE RATIO.......................................................117
      9.4.  CAPITAL EXPENDITURES..............................................................118

10. CLOSING CONDITIONS........................................................................119
      10.1. LOAN DOCUMENTS, ETC...............................................................119
      10.2. CERTIFIED COPIES OF GOVERNING DOCUMENTS; GOOD STANDING CERTIFICATES...............119
      10.3. CORPORATE OR OTHER ACTION.........................................................119
      10.4. INCUMBENCY CERTIFICATE............................................................119
      10.5. VALIDITY OF LIENS.................................................................119
      10.6. CAPITALIZATION....................................................................120
      10.7. CONSENTS AND APPROVALS............................................................120
      10.8. AVAILABILITY......................................................................120

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                                      -vi-

      10.9. LIEN SEARCHES.....................................................................120
      10.10. CERTIFICATES OF INSURANCE........................................................120
      10.11. BORROWING BASE REPORT............................................................120
      10.12. ACCOUNTS RECEIVABLE AGING REPORT AND INVENTORY SUMMARY...........................120
      10.13. SOLVENCY CERTIFICATE.............................................................121
      10.14. OPINIONS OF COUNSEL..............................................................121
      10.15. PAYMENT OF FEES..................................................................121
      10.16. PAYOFF LETTER....................................................................121

11. CONDITIONS TO ALL BORROWINGS..............................................................121
      11.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT.........................................121
      11.2. PROCEEDINGS AND DOCUMENTS.........................................................122
      11.3. BORROWING BASE REPORT.............................................................122

12. EVENTS OF DEFAULT; ACCELERATION; ETC......................................................122
      12.1. EVENTS OF DEFAULT AND ACCELERATION................................................122
      12.2. TERMINATION OF COMMITMENTS........................................................125
      12.3. REMEDIES..........................................................................125
      12.4. DISTRIBUTION OF PROCEEDS..........................................................126
      12.5. JUDGEMENT CURRENCY................................................................127
      12.6. PARALLEL DEBT.....................................................................127

13. THE ADMINISTRATIVE AGENT..................................................................128
      13.1. AUTHORIZATION.....................................................................128
      13.2. EMPLOYEES AND AGENTS..............................................................129
      13.3. NO LIABILITY......................................................................129
      13.4. NO REPRESENTATIONS................................................................129
             13.4.1. GENERAL..................................................................129
             13.4.2. CLOSING DOCUMENTATION, ETC...............................................130
      13.5. PAYMENTS..........................................................................130
             13.5.1. PAYMENTS TO ADMINISTRATIVE AGENT.........................................130
             13.5.2. DISTRIBUTION BY ADMINISTRATIVE AGENT.....................................131
             13.5.3. DELINQUENT LENDERS.......................................................131
      13.6. HOLDERS OF REVOLVING CREDIT NOTES.................................................131
      13.7. INDEMNITY.........................................................................132
      13.8. ADMINISTRATIVE AGENT AS LENDER....................................................132
      13.9. RESIGNATION.......................................................................132
      13.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT...................................132
      13.11. RELEASE OF COLLATERAL............................................................132
      13.12. INTERCREDITOR AGREEMENT..........................................................133

14. ASSIGNMENT AND PARTICIPATION..............................................................133
      14.1. CONDITIONS TO ASSIGNMENT BY LENDERS...............................................133

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                                      -vii-

      14.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS....................134
      14.3. REGISTER..........................................................................135
      14.4. NEW REVOLVING CREDIT NOTES........................................................135
      14.5. PARTICIPATIONS....................................................................135
      14.6. MISCELLANEOUS ASSIGNMENT PROVISIONS...............................................136
      14.7. ASSIGNMENT BY THE BORROWERS.......................................................136

15. PROVISIONS OF GENERAL APPLICATIONS........................................................136
      15.1. SETOFF............................................................................136
      15.2. EXPENSES..........................................................................137
      15.3. INDEMNIFICATION...................................................................138
      15.4. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.....................................139
             15.4.1. CONFIDENTIALITY..........................................................139
             15.4.2. PRIOR NOTIFICATION.......................................................140
             15.4.3. OTHER....................................................................140
      15.5. SURVIVAL OF COVENANTS, ETC........................................................141
      15.6. NOTICES...........................................................................141
      15.7. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES......................142
      15.8. HEADINGS..........................................................................143
      15.9. COUNTERPARTS......................................................................143
      15.10.ENTIRE AGREEMENT, ETC.............................................................144
      15.11.WAIVER OF JURY TRIAL..............................................................144
      15.12.CONSENTS, AMENDMENTS, WAIVERS, ETC................................................144
      15.13.SEVERABILITY......................................................................146
      15.14.TERMINATION.......................................................................146

                                    EXHIBITS

EXHIBIT A            Form of Borrowing Base Report
EXHIBIT B-1          Form of Revolving Credit Note
EXHIBIT B-2          Form of Swing Line Note
EXHIBIT C            Form of Loan Request
EXHIBIT D            Form of Compliance Certificate
EXHIBIT E            Form of Assignment and Acceptance
EXHIBIT F            Form of Instrument of Assumption and Joinder

                                     SCHEDULES

SCHEDULE 1           Lenders and Commitments
SCHEDULE 2           Mandatory Costs
SCHEDULE 6.6         Franchises, Patents and Copyrights
SCHEDULE 6.7         Litigation
SCHEDULE 6.15        Environmental Compliance
SCHEDULE 6.16(a)     Subsidiaries
SCHEDULE 6.16(b)     Joint Ventures and Partnerships
SCHEDULE 6.17        Bank Accounts
SCHEDULE 8.1         Existing Indebtedness
SCHEDULE 8.2         Existing Liens
SCHEDULE 8.3(f)      Existing Investments
SCHEDULE 8.5.2       Asset Sales
SCHEDULE 9           Legacy Quarters

                          CREDIT AND GUARANTY AGREEMENT

     This CREDIT AND GUARANTY AGREEMENT is made as of March 19, 2003, by and among (a) HEXCEL CORPORATION, a Delaware corporation ("HEXCEL"), (b) HEXCEL COMPOSITES LIMITED, a private company limited by shares organized under the laws of England and Wales with registered number 03069887 (the "U.K. BORROWER"), (c) HEXCEL COMPOSITES GMBH (AUSTRIA), an Austrian limited liability company registered with the Commercial Register of Linz, Austria under registration number FN144908a (the "AUSTRIAN BORROWER"), (d) HEXCEL COMPOSITES GMBH (GERMANY), a German limited liability company registered with the Commercial Register of D-21682 Stade, Germany under registration number HRB 6324 (the "GERMAN BORROWER", and together with the U.K. Borrower and the Austrian Borrower, the "FOREIGN BORROWERS" and each individually, a "FOREIGN BORROWER," and the Foreign Borrowers together with Hexcel, collectively, the "BORROWERS" and each individually, a "BORROWER"), (e) the Guarantors named herein, (f) the lenders from time to time a party hereto, (g) FLEET CAPITAL CORPORATION, as Administrative Agent and as Fronting Bank, (h) FLEET NATIONAL BANK, London U.K. branch, trading as FleetBoston Financial, as Fronting Bank and Issuing Bank, (i) FLEET NATIONAL BANK, as Issuing Bank and (j) FLEET SECURITIES, INC., as Lead Arranger.

                   1. DEFINITIONS AND RULES OF INTERPRETATION.

     1.1. DEFINITIONS. The following terms shall have the meanings set forth in this Section 1 or elsewhere in the provisions of this Credit Agreement referred to below:

     ACCOUNTANT RELEASE LETTER.  See Section 7.9.4.

     ACCOUNTS RECEIVABLE. All rights of the Borrowers or any of the Guarantors to payment for goods sold in the ordinary course of business and all rights of the Borrowers or any of the Guarantors to payment for services rendered in the ordinary course of business and all sums of money or other proceeds due thereon pursuant to transactions with account debtors, except for that portion of the sum of money or other proceeds due thereon that relate to sales, use or property taxes in conjunction with such transactions, recorded on books of account of such Person in accordance with GAAP.

     ADDITIONAL AVAILABILITY. At any time, (i) the cash and Cash Equivalents reflected on the balance sheet of the Borrowers and the Guarantors at such time, PLUS (ii) the Excess Availability hereunder at such time.

     ADJUSTMENT DATE. The first day of the month immediately following the month in which a Compliance Certificate is to be delivered by Hexcel pursuant to
Section 7.4(d).

     ADMINISTRATIVE AGENT. Fleet Capital Corporation, acting as administrative agent for the Lenders, and each other Person appointed as the successor Administrative Agent in accordance with Section 13.9.

     ADMINISTRATIVE AGENT'S FEE. See Section 4.2.

     ADMINISTRATIVE AGENT'S OFFICE. The Administrative Agent's office located at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, or at such other location as the Administrative Agent may designate from time to time.

     ADMINISTRATIVE AGENT'S SPECIAL COUNSEL. Bingham McCutchen LLP or such other counsel as may be approved by the Administrative Agent.

     AFFILIATE. Any Person which, directly or indirectly, controls, is controlled by or is under common control with any Borrower or any Lender, as the case may be. "CONTROL" of a Person means the power, directly or indirectly, (a) to vote ten percent (10%) or more of the Capital Stock (on a fully diluted basis) of such Person having ordinary voting power for the election of directors, managing members or general partners (as applicable); or (b) to direct or cause the direction of the management and policies of such Person (whether by contract or otherwise).

     AGENCY ACCOUNT AGREEMENTS.  See Section 7.17.1.

     APPLICABLE COMMITMENT FEE. For each calendar quarter or portion thereof, the Applicable Commitment Fee shall be the applicable commitment fee at a rate per annum set forth below with respect to the Commitment Fee Percentage, as determined for such calendar quarter or portion thereof.

      LEVEL            COMMITMENT FEE PERCENTAGE             APPLICABLE COMMITMENT FEE
------------------------------------------------------------------------------------------
        I           Less than 33.3%
                                                                      0.750%

        II          Greater than or equal to 33.3%
                    but less than 66.6%                               0.500%

        III         Greater than or equal to 66.6%
                                                                      0.250%


     APPLICABLE MARGIN. For each period commencing on an Adjustment Date through the date immediately preceding the next Adjustment Date (each a "RATE ADJUSTMENT PERIOD"), the Applicable Margin shall be the applicable margin set forth below for Base Rate Loans or Eurocurrency Rate Loans, as the case may be, denominated in Dollars or in Pounds Sterling or Euros, as the case may be, with respect to the Fixed Charge Coverage Ratio, as determined for the Reference Period of the Borrowers and its Subsidiaries ending on the fiscal quarter ended immediately prior to the applicable Rate Adjustment Period.

                      FIXED CHARGE
                        COVERAGE
    LEVEL                 RATIO                   BASE RATE LOANS           EUROCURRENCY RATE LOANS
------------------------------------------------------------------------------------------------------
     I          Less than or equal to
                1.00:1.00 but not in
                Default                            Dollars: 1.75%                Dollars: 3.25%
                                            -----------------------------  ---------------------------
                                               Pounds Sterling: 3.25%        Pounds Sterling: 3.25%
                                            -----------------------------  ---------------------------
                                                    Euros: 3.25%                  Euros: 3.25%
--------------  --------------------------  -----------------------------  ---------------------------
     II         Greater than 1.00:1.00
                but less than or equal
                to 1.10:1.00                        Dollars: 1.50%                Dollars: 3.00%
                                            -----------------------------  ---------------------------
                                               Pounds Sterling: 3.00%        Pounds Sterling: 3.00%
                                            -----------------------------  ---------------------------
                                                    Euros: 3.00%                  Euros: 3.00%
--------------  --------------------------  -----------------------------  ---------------------------
     III        Greater than 1.10:1.00
                but less than or equal
                to 1.30:1.00                       Dollars: 1.25%                Dollars: 2.75%
                                            -----------------------------  ---------------------------
                                               Pounds Sterling: 2.75%        Pounds Sterling: 2.75%
                                            -----------------------------  ---------------------------
                                                    Euros: 2.75%                  Euros: 2.75%
--------------  --------------------------  -----------------------------  ---------------------------
     IV         Greater than 1.30:1.00
                but less than or equal
                to 1.50:1.00                       Dollars: 1.00%                Dollars: 2.50%
                                            -----------------------------  ---------------------------
                                               Pounds Sterling: 2.50%        Pounds Sterling: 2.50%
                                            -----------------------------  ---------------------------
                                                    Euros: 2.50%                  Euros: 2.50%
--------------  --------------------------  -----------------------------  ---------------------------
     V          Greater than 1.50:1.00             Dollars: 0.75%                Dollars: 2.25%
                                            -----------------------------  ---------------------------
                                               Pounds Sterling: 2.25%        Pounds Sterling: 2.25%
                                            -----------------------------  ---------------------------
                                                    Euros: 2.25%                  Euros: 2.25%
--------------  --------------------------  -----------------------------  ---------------------------

     Notwithstanding the foregoing, (a) for the Revolving Credit Loans outstanding during the period commencing on the Closing Date through the date immediately preceding the date six (6) months following the Closing Date, the Applicable Margin shall be the Applicable Margin set forth in Level III above, and (b) if the Borrowers fail to deliver any Compliance Certificate pursuant to
Section 7.4(d) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be set at Level I.

     APPLICABLE PENSION LEGISLATION. At any time, any pension or retirement benefits legislation (be it national, federal, provincial, territorial or otherwise) then applicable to the Parent or any of its Subsidiaries.

     ASSET SALE. Any one or series of related transactions in which any Borrower or any of its Subsidiaries conveys, sells, leases, licenses or otherwise disposes of, directly or indirectly, any of its properties, businesses or assets (including the sale or issuance of capital stock of any Subsidiary other than to such Borrower or any Subsidiary of such Borrower) whether owned on the Closing Date or thereafter acquired.

     ASSET SALES PROCEEDS ACCOUNT. The "Asset Sale Proceeds Account" established by Hexcel pursuant to the terms of the Senior Secured Note Documents, as in effect on the date hereof.

     ASSIGNMENT AND ACCEPTANCE. See Section 14.1.

     AUSTRIAN BORROWER. As defined in the preamble hereto.

     AUSTRIAN BORROWING BASE. At the relevant time of reference thereto, an amount determined by the Administrative Agent by reference to the most recent Borrowing Base Report delivered to the Administrative Agent and the Lenders pursuant to subsection 7.4(f) which is equal to the lesser of the Austrian Sublimit and the Dollar Equivalent sum of:

     (a)  85% of Eligible Accounts of the Austrian Borrower; MINUS

     (b) reserves in respect of payroll, employee benefits and payroll taxes for a one (1) month period (it being understood that up to one-half of such reserve pursuant to this paragraph (b) may, at the option of Hexcel upon notice to the Administrative Agent, be taken against the Domestic Borrowing Base); minus

     (c)  reserves in respect of the Austrian Overdraft Facility; MINUS

     (d) other reserves as either the Administrative Agent and/or the Co-Collateral Agent in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions shall deem appropriate from time to time.

     The Austrian Borrowing Base shall be calculated in Dollars at the Exchange Rate. In determining the Austrian Borrowing Base from time to time, each of the Administrative Agent and the Co-Collateral Agent may, but shall not be required to, rely upon reports or analyses generated by the Austrian Borrower (including, without limitation, Borrowing Base Reports) and reports or analyses generated by or on behalf of the Administrative Agent or any Lender or by third party collateral examination. Notwithstanding anything to the contrary set forth herein, each of the Administrative Agent and the Co-Collateral Agent may in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions at any time and from time to time, (i) decrease the percentage advance rate of Eligible Accounts included in the Austrian Borrowing Base based upon the results of any collateral exams or other sources of information which demonstrate in the Administrative Agent's or the Co-Collateral Agent's reasonable judgment based on due inquiry a change in the collectability of accounts receivable of the Austrian

Borrower and/or other market changes affecting the value of accounts comprising the Austrian Borrowing Base, and (ii) make more restrictive the eligibility criteria contained in the definition of Eligible Accounts. In addition, the Administrative Agent may in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions, in the event that the Dilution with respect to the Accounts Receivable of the Austrian Borrower for the period calculated has increased above 5%, reserve against the Austrian Borrowing Base an amount necessary such that the effective Dilution will be less than or equal to 5%; PROVIDED that in calculating the amount of such Dilution, the Administrative Agent may take into account credits posted to Accounts Receivable which are not, in its judgment, truly dilutive. For the avoidance of doubt, (a) each of the Administrative Agent and the Co-Collateral Agent may impose reserves and suspend reserves without the consent of the other, and (b) if, at any time, any reserve is imposed by any of the Administrative Agent and the Co-Collateral Agent, such reserve shall be imposed without duplication.

     AUSTRIAN EXPOSURE. At any time, the sum of the Dollar Equivalent of the outstanding amount of all Revolving Credit Loans advanced to the Austrian Borrower PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to Letters of Credit issued for the account of the Austrian Borrower.

     AUSTRIAN OVERDRAFT FACILITY. The credit facility to be provided by Fleet U.K., as Fronting Bank, to the Austrian Borrower in an aggregate amount not to exceed the Austrian Overdraft Facility Sublimit pursuant to which Fleet U.K., as Fronting Bank, may advance Base Rate Loans to the Austrian Borrower pursuant to
Section 2.1.2.

     AUSTRIAN OVERDRAFT FACILITY SUBLIMIT. The amount selected by the Austrian Borrower from time to time with ten (10) days prior written notice to the Fronting Bank and the Administrative Agent and with the approval of the Fronting Bank and the Administrative Agent of such amount; PROVIDED that the Austrian Borrower shall not change such amount more than one (1) time per fiscal quarter; PROVIDED FURTHER that (x) the Austrian Overdraft Facility Sublimit shall not at any time exceed the Dollar Equivalent of Euro 1,000,000 and (y) the Austrian Overdraft Facility Limit as of the Closing Date is $0.

     AUSTRIAN SECURITY DOCUMENTS. Collectively, the Assignment by way of Security, dated or to be dated on or prior to the Closing Date, between the Austrian Borrower and the Administrative Agent, and the Account Pledge Agreement, dated or to be dated on or prior to the Closing Date, between the Austrian Borrower and the Administrative Agent, each in form and substance satisfactory to the Administrative Agent, and all other instruments, agreements and documents required to be executed or delivered pursuant to any Austrian Security Document.

     AUSTRIAN SUBLIMIT. $7,500,000 MINUS the Austrian Overdraft Facility
Sublimit.

     BALANCE SHEET DATE. December 31, 2002.

     BASE RATE. (a) With respect to amounts denominated in Dollars, the Dollar Base Rate, (b) with respect to amounts denominated in Pounds Sterling, the Pounds Sterling Base Rate and (c) with respect to amounts denominated in Euros, the Euro Base Rate.

     BASE RATE LOANS. Revolving Credit Loans bearing interest calculated by reference to the Base Rate.

     BORROWING BASE REPORT. A Borrowing Base Report signed by any of the chief executive officer, the chief financial officer, the treasurer or the controller of a Borrower and, with respect to the U.K. Borrower, any director and, with respect to the Austrian Borrower or the German Borrower , any individual listed on the commercial register of the Austrian Borrower or the German Borrower, respectively, and in each case, in substantially the form of Exhibit A hereto.

     BORROWERS. As defined in the preamble hereto.

     BUSINESS DAY. Any day other than a Saturday or a Sunday on which banking institutions in New York, New York or London, England are open for the transaction of banking business and, in addition, (a) with respect to Eurocurrency Rate Loans denominated in Dollars, a day which is also a day on which commercial banks are open for international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Administrative Agent in its sole discretion acting in good faith, and (b) if Eurocurrency Rate Loans denominated in Pounds Sterling or Euros are involved, a day on which dealings and exchange in Dollars and the relevant currency can be carried on in the relevant Eurocurrency interbank market (including dealings in Pound Sterling and Euro deposits) and Dollar settlements of such dealings may be effected in New York, New York and London, and also a day on which dealings and exchange in Dollars and in the relevant currency can be carried on in the principal financial center of the country in which such currency is legal tender and in London, England.

     CAPITAL EXPENDITURES. Amounts paid or Indebtedness incurred by the Borrowers or any of their Subsidiaries in connection with the purchase or lease by the Borrowers or any of their Subsidiaries of capital assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with GAAP.

     CAPITALIZED LEASES. Leases under which the Borrowers or any of their Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with GAAP.

     CAPITAL STOCK. Any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

     CASH EQUIVALENTS. Those Investments listed in clauses (a) through (e) of
Section 8.3.

     CASH MANAGEMENT SERVICES. Any cash management services (including, without limitation, ACH and similar transactions, the maintenance of operating or deposit accounts and the provision of checking or overdraft facilities) from time to time made available to the Credit Parties or any of their Subsidiaries by any of the Lenders, the Administrative Agent, the Fronting Bank or the Issuing Bank, individually or collectively, or any of their Affiliates.

     CERCLA. See Section 6.15(a).

     CHANGE OF CONTROL. An event or series of events by which any person or group of persons (within the meaning of Section 13 or 14 of the Securities Exchange Act of 1934) shall have acquired beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act but other than Affiliates of The Goldman Sachs Group, Inc., Affiliates of Greenbriar Equity Group LLC and Affiliates of Berkshire Partners
LLC), directly OR indirectly, of forty percent (40%) or more of the outstanding shares of Capital Stock of Hexcel; or, during any period of two consecutive years, individuals who at the beginning of that period constituted the board of directors of Hexcel, together with any new directors whose election by the board of directors of Hexcel or whose nomination for election by the stockholders of the Hexcel was approved under the Governance Agreement, the Stockholders Agreement of Hexcel or by a vote of 66% of the directors of the Hexcel then still in office who were either directors at the beginning of the two-year period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority of the board of directors of Hexcel then in office.

     CHARGE OVER SHARES: The Share Charge, dated or to be dated on or prior to the Closing Date, between Hexcel and FCC relating to Hexcel Holdings (UK) Limited.

     CLOSING DATE. The first date on which the conditions set forth in Section 10 have been satisfied and any Revolving Credit Loans can be made or any Letter of Credit can be issued hereunder.

     CLOSING FEE. See Section 4.1.

     CODE. The Internal Revenue Code of 1986.

     CO-COLLATERAL AGENT. General Electric Capital Corporation.

     COLLATERAL. All of the property, rights and interests of the Borrowers and the Guarantors that are or are intended to be subject to the Liens created by the Security Documents.

     COMMITMENT. With respect to each Lender, the amount set forth on SCHEDULE 1 hereto as the amount of such Lender's commitment to make Revolving Credit Loans to the Borrowers and to purchase a risk participation from the Fronting Bank for Multicurrency Loans made to the Foreign Borrowers by the Fronting Bank pursuant to Section 2.11 hereof, and to participate in the issuance, extension and renewal of Letters of

Credit for the account of, the Borrowers, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     COMMITMENT FEE. See Section 2.2.

     COMMITMENT FEE PERCENTAGE. For any fiscal quarter of Hexcel, a fraction expressed as a percentage, the numerator of which is equal to the sum of (i) the Dollar Equivalent of the average daily outstanding amount of the Revolving Credit Loans advanced to the Borrowers during such period PLUS (ii) the average daily Maximum Drawing Amount with respect to all Letters of Credit issued for the account of the Borrowers during such period, and the denominator of which is equal to the average daily Total Commitment during such period.

     COMMITMENT PERCENTAGE. With respect to each Lender, the percentage set forth on SCHEDULE 1 hereto as such Lender's percentage of the aggregate Commitments of all of the Lenders.

     COMPLIANCE CERTIFICATE. See Section 7.4(d).

     CONSOLIDATED OR CONSOLIDATED. With reference to any term defined herein, shall mean that term as applied to the accounts of the Borrowers and their Subsidiaries, consolidated in accordance with GAAP.

     CONVERSION REQUEST. A notice given by a Borrower to the Administrative Agent of such Borrower's election to convert or continue a Revolving Credit Loan in accordance with Section 2.7.

     CONVERTIBLE PREFERRED STOCK. The 125,000 shares of Class A and the 125,000 shares of Class B convertible preferred stock of Hexcel issued in exchange for aggregate gross proceeds in the amount of $125,000,000 pursuant to the Equity Offering Documents. The Convertible Preferred Stock shall not be considered Indebtedness for purposes of the financial covenants under this Credit Agreement.

     CREDIT AGREEMENT. This Credit and Guaranty Agreement, including the Schedules and Exhibits hereto.

     CREDIT PARTY. Each of the Borrowers and all Guarantors.

     CSI LEASING TRUST ASSETS. The assets leased pursuant to CSI Leasing Trust Capital Lease.

     CSI LEASING TRUST CAPITAL LEASE. The Lease Agreement, dated as of September 15, 1998, by and among CSI Lease Trust, a Delaware business trust, as lessor, William J. Wade, as co-trustee for CSI Leasing Trust, and Hexcel CS Corporation (now known as Clark-Schwebel Corporation), as lessor.

     DEFAULT. See Section 12.1.

     DELINQUENT LENDER. See Section 13.5.3.

     DILUTION. With respect to any Person and for any period, the amount (expressed as a percentage) by which the aggregate face amount of Accounts Receivable of such Person exceeds the net collected amount of Accounts Receivable of such Person.

     DOCUMENTATION AGENT. Each of Foothill Capital Corporation and Merrill Lynch Capital, a division of Merrill Lynch Business Financial Services.

     DOLLAR EQUIVALENT. On any particular date, with respect to any amount denominated in Dollars, such amount in Dollars, and with respect to any amount denominated in Pounds Sterling or Euros, the amount (as conclusively ascertained by the Administrative Agent absent manifest error) of Dollars which could be purchased by the Administrative Agent (in accordance with its normal banking practices) in the London foreign currency deposit markets with such amount of such currency at the spot rate of exchange prevailing at or about 11:00 a.m. (London time) on such date.

     DOLLARS or $. Dollars in lawful currency of the United States of America.

     DOLLAR BASE RATE. The higher of (i) the variable annual rate of interest so designated from time to time by Fleet as its "PRIME RATE", such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer, and (ii) one-half of one percent (0.5%) above the Federal Funds Effective Rate. For the purposes of this definition, "FEDERAL FUNDS EFFECTIVE RATE" shall mean for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three funds brokers of recognized standing selected by the Administrative Agent. Changes in the Dollar Base Rate resulting from any changes in Fleet's "PRIME RATE" shall take place immediately without notice or demand of any kind.

     DOLLAR LIBOR RATE. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in Dollars, the rate of interest equal to (a) the rate determined by the Administrative Agent at which Dollar deposits for such Interest Period are offered based on information presented on Telerate Page 3750 as of 11:00 a.m. (Atlanta, Georgia time) on the second Business Day prior to the first day of such Interest Period, DIVIDED BY (b) a number equal to 1.00 MINUS the Eurocurrency Reserve Rate. If the rate described above does not appear on the Telerate System on any applicable interest determination date, the Dollar LIBOR Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Dollars for a period of time comparable to such Dollar LIBOR Rate Loan which are offered by four (4) major banks in the London interbank market at approximately 11:00 a.m. (Atlanta, Georgia time) on the second Business Day prior to the first day of such Interest Period as selected by the Administrative Agent. The principal London office of each of the four (4) major London banks will be requested to provide a quotation of its Dollar deposit offered rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Dollars to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time) on the second Business Day prior to the first day of such Interest Period. In the event that the Administrative Agent is unable to obtain any such quotation as provided above, it will be considered that Dollar LIBOR Rate pursuant to a Eurocurrency Rate Loan denominated in Dollars cannot be determined.

     DOMESTIC BORROWING BASE. At the relevant time of reference thereto, an amount determined by the Administrative Agent by reference to the most recent Borrowing Base Report delivered to the Administrative Agent and the Lenders pursuant to subsection 7.4(f) which is equal to the sum of:

     (a) 85% of Eligible Accounts of Hexcel and its Domestic Subsidiaries which are Guarantors, PLUS

     (b) 85% of the Orderly Liquidation Value of Eligible Inventory (based on the then-current appraisal thereof) of Hexcel and its Domestic Subsidiaries which are Guarantors, PROVIDED that in no event shall the sum of (i) the amount of the Domestic Borrowing Base comprised of Eligible Inventory of Hexcel and its Domestic Subsidiaries which are Guarantors PLUS (ii) the amount of the U.K. Borrowing Base comprised of Eligible Inventory of the U.K. Borrower, exceed $50,000,000 at any time, PROVIDED FURTHER, that in no event shall the Domestic Borrowing Base comprised of Eligible Inventory of Hexcel and its Domestic Subsidiaries which are Guarantors exceed 55% of the Domestic Borrowing Base, MINUS

     (c)  reserves in respect of Hedging Agreements; MINUS

     (d)  reserves in respect of Cash Management Services; MINUS

     (e)  reserves in respect of Permitted Restructuring Expenses; MINUS

     (f)  reserves in respect of amortization payments in accordance with
          Section 9.3; MINUS

     (g) other reserves as either the Administrative Agent and/or the Co-Collateral Agent in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions shall deem appropriate from time to time.

     In determining the Domestic Borrowing Base from time to time, each of Administrative Agent and the Co-Collateral Agent may, but shall not be required to, rely upon reports or analyses generated by Hexcel (including, without limitation, Borrowing Base Reports) and reports or analyses generated by or on behalf of the Administrative Agent or any Lender or by third party collateral examination. Notwithstanding anything to the contrary set forth herein, each of the Administrative Agent and the Co-Collateral Agent may in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions at any time and from time to time, (i) decrease the percentage advance rate of Eligible Accounts included in the Domestic Borrowing Base based upon the results of any collateral exams or other sources of information which demonstrate in the Administrative Agent's or the Co-Collateral Agent's reasonable judgment based on due inquiry a change in the collectability of accounts receivable of Hexcel or any Domestic Subsidiary and/or other market changes affecting the value of accounts comprising the Domestic Borrowing Base, and (ii) make more restrictive the eligibility criteria contained in the definition of Eligible Accounts. In addition, the Administrative Agent may in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions, in the event that the Dilution with respect to the Accounts Receivable of Hexcel and the Guarantors for the period calculated has increased above 6.1%, reserve against the Domestic Borrowing Base an amount necessary such that the effective Dilution will be less than or equal to 6.1%; PROVIDED that in calculating the amount of such Dilution, the Administrative Agent may take into account credits posted to Accounts Receivable which are not, in its judgment, truly dilutive. For the avoidance of doubt, (a) each of the Administrative Agent and the Co-Collateral Agent may impose reserves and suspend reserves without the consent of the other, and (b) if, at any time, any reserve is imposed by any of the Administrative Agent and the Co-Collateral Agent, such reserve shall be imposed without duplication.

     In addition, each of the Administrative Agent and the Co-Collateral Agent may in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions at any time and from time to time, (i) decrease the percentage advance rate of Eligible Inventory included in the Domestic Borrowing Base and/or (ii) implement reserves with respect to Eligible Inventory included in the Domestic Borrowing Base, in each case, to the extent the information set forth on the Restricted IP Schedule demonstrates in the Administrative Agent's or the Co-Collateral Agent's reasonable judgment based on due inquiry an impairment of the ability of the Administrative Agent to realize on the value of the Eligible Inventory comprising the Domestic Borrowing Base because the Third Party Restricted IP (as defined in the Intellectual Property License Agreement) is necessary to the production, manufacture, completion, sale, or lease of such inventory.

         DOMESTIC EXPOSURE. At any time, the sum of the Dollar Equivalent of the outstanding amount of the Revolving Credit Loans advanced to Hexcel PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to all Letters of Credit issued for the account of Hexcel.

     DOMESTIC FOREIGN HOLDING COMPANY. Any Subsidiary that is created or organized in or under the laws of the United States of America or any state of the United States of America or the District of Colombia and whose sole asset consists of the stock of Foreign Subsidiaries; PROVIDED that such Subsidiary may have (i) additional assets in an amount not in excess of $100,000 at any one time and (ii) other additional assets held by such Subsidiary for not in excess of five (5) Business Days at any one time, so long as (A) no Event of Default shall have occurred and be continuing, (B) the Administrative Agent shall have received prior written notice of the transfer of assets to such Subsidiary, and
(C) the transfer to such Subsidiary is permitted pursuant to Sections 8.3 and 8.4(a) hereof.

     DOMESTIC GROSS AVAILABILITY. At any time, the lesser of (a) the Domestic Borrowing Base at such time and (b) the result of (i) Total Commitment at such time MINUS (ii) the U.K. Exposure at such time MINUS (iii) the Austrian Exposure at such time MINUS (iv) the German Exposure at such time.

     DOMESTIC LENDING OFFICE. Initially, the office of each Lender designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, located within the United States that will be making or maintaining Dollar Base Rate Loans.

     DOMESTIC SUBSIDIARY. Any Subsidiary which is not a Foreign Subsidiary, except for a Domestic Foreign Holding Company.

     DRAWDOWN DATE. The date on which any Revolving Credit Loan is made or is to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with Section 2.7.

     EBITDA (CONSOLIDATED). With respect to any fiscal period, an amount equal to the sum of (a) Net Income of Hexcel and its Subsidiaries for such fiscal period, PLUS (b) in each case to the extent deducted in the calculation of such Person's Net Income and without duplication, the sum of (i) depreciation and amortization for such period, PLUS (ii) income tax expense for such period, PLUS
(iii) Total Interest Expense (Consolidated) paid or accrued during such period, PLUS (iv) extraordinary losses (including but not limited to asset impairments, expenses or losses incurred in connection with debt refinancings and the issuance of equity) and other non-operating expenses, PLUS (v) Permitted Restructuring Expenses during such period, PLUS (vi) non-cash losses during such period of non-Subsidiaries and Subsidiaries which are not wholly-owned, PLUS
(vii) the amount of dividends made during such period and dividend expenses and charges during such period including any accretion of discount upon issuance, amortization of expenses, accretion of non-cash dividends, and any beneficial conversion factor with respect to the Convertible Preferred Stock, PLUS (viii) any noncash expense during such period related to accounting for the grant of stock options or restricted stock, or similar equity compensation to Hexcel's and its Subsidiaries' employees or directors LESS (c), in each case to the extent included in the calculation of such Person's Net Income and without duplication, the sum of (i) extraordinary gains (including any gains incurred in connection with debt refinancing) during such period, PLUS (ii) income during such period of non-Subsidiaries and Subsidiaries which are not wholly-owned to the extent not distributed to Hexcel or any wholly-owned Subsidiary during such period, PLUS (iii) gains in connection with the sale of property and gains based upon market valuation, GAAP valuation or sale of securities, in each case during such period, PLUS (iv) interest and other non-operating income during such period, all as determined in accordance with GAAP.

     ELIGIBLE ACCOUNTS. (a) The aggregate face amount of the accounts receivable outstanding and owed to any Credit Party as determined in accordance with GAAP consistently applied and as entered on the books and records of such Credit Party in the ordinary course of the business operations of such Credit Party, MINUS (b) without duplication, the aggregate amount of any returns, discounts (which may, at the Administrative Agent's option, be calculated on the shortest term offered by such Credit Party), claims with respect to such accounts, credits, debit memoranda, customer deposits, chargebacks, contra accounts, allowances or excise taxes of any nature (whether issued, owing, granted or outstanding), and which satisfy each of the requirements set forth below:

               (i) the subject goods have been sold and/or services have been rendered on an absolute sale basis and on an open account basis to an account debtor which is not (A) a Governmental Authority or other Person such that the Assignment of Claims Act (or other similar legal or regulatory requirement) would apply to the pledge of receivables of such account debtor, unless the Assignment of Claims Act (or such other legal or regulatory requirement) has been complied with to the satisfaction of the Administrative Agent or (B) an Affiliate of such Credit Party;

               (ii) a written invoice has been sent to the applicable account debtor and bears an invoice date contemporaneous with or later than the date of sale of such goods or rendering of such service;

               (iii) the account receivable does not arise from a sale to the account debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-assignment, sale-on-appraisal, consignment (except in respect of a final sale) or any other repurchase or return basis;

               (iv) the account is not evidenced by chattel paper or an instrument of any kind, and has not been reduced to judgment;

               (v) the account debtor is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind;

               (vi) (A) with respect to the Domestic Borrowing Base, the account debtor is ASTA, Bombardier, Embraer-Empresa, Hawker DeHavilland, Boeing Canada or an entity organized under the laws of one of the United States whose main office is also located within the United States, or, if the account debtor is not such an entity organized and located within the United States (other than ASTA, Bombardier, Embraer-Empresa, Hawker DeHavilland or Boeing Canada), the account is supported by a letter of credit issued or confirmed by a bank reasonably acceptable to the Administrative Agent or by other credit enhancements, in each case in form and substance reasonably satisfactory to the Administrative Agent, (B) with respect to the U.K. Borrowing Base, the account debtor is Hawker DeHavilland, SAAB or an entity organized under the laws of the United Kingdom whose main office is also located within the United Kingdom, or, if the account debtor is not such an entity organized and located within the United Kingdom (other than Hawker DeHavilland or SAAB), the account is supported by a letter of credit issued or confirmed by a bank reasonably acceptable to the Administrative Agent or by other credit enhancements, in each case in form and substance reasonably satisfactory to the Administrative Agent, (C) with respect to the Austrian Borrowing Base, the account debtor is an entity organized under the laws of the Austria whose main office is also located within Austria, or, if the account debtor is not such an entity organized and located within Austria, the account is supported by a letter of credit issued or confirmed by a bank reasonably acceptable to the Administrative Agent or by other credit enhancements, in each case in form and substance reasonably satisfactory to the Administrative Agent and (D) with respect to the German Borrowing Base, the account debtor is an entity organized under the laws of the Germany whose main office is also located within Germany, or, if the account debtor is not such an entity organized and located within Germany, the account is supported by a letter of credit issued or confirmed by a bank reasonably acceptable to the Administrative Agent or by other credit enhancements, in each case in form and substance reasonably satisfactory to the Administrative Agent;

               (vii) the account receivable is a valid and legally enforceable obligation of the account debtor thereunder, it is not subject to recoupment, offset (which has been asserted or exercised) (other than discount for prompt payment or volume discounts given in the ordinary course of a Borrower's business) or other defense on the part of such account debtor or to any claim on the part of such account debtor denying liability thereunder;

               (viii) the account receivable is not subject to any Lien of any kind except for the Lien of the Administrative Agent securing the obligations of such Credit Party under this Agreement and the Liens permitted hereunder, and, with respect to accounts receivable included in the German Borrowing Base, the inventory (and all component parts thereof) sold in the transaction giving rise to the account receivable has been fully paid for by Hexcel and/or one of its Subsidiaries;

               (ix) the account receivable has not remained outstanding in whole or in part for more than sixty (60) days after the due date (invoiced in accordance with the Borrowers' usual and customary terms as in effect on the Closing Date) or for more than one hundred twenty (120) days from the date of invoice;

               (x) the account receivable does not arise out of a transaction (direct or indirect) with an Affiliate of any Credit Party;

               (xi) the account receivable is not owing from an account debtor from whom fifty percent (50%) or more of the dollar amount of all accounts receivable are deemed ineligible under clause (ix) above;

               (xii) the account receivable constitutes Collateral in which the Administrative Agent has a First Priority Lien securing the Obligations of such Credit Party under this Agreement;

               (xiii) such Credit Party has not made an agreement with the account debtor to extend the time of payment of the then-outstanding account receivable;

               (xiv) the account debtor is not located in Minnesota (or any other jurisdiction which adopts a statute or other requirement with respect to which any Credit Party that obtains business from within such jurisdiction or is otherwise subject to such jurisdiction's tax law must file a "Business Activity Report" (or other applicable report) or make any other required filings in a timely manner in order to enforce its claims in such jurisdiction's courts or arising under such jurisdiction's laws); PROVIDED that accounts receivable which would be Eligible Accounts but for the terms of this clause (xiv) shall nonetheless be deemed to be Eligible Accounts if such Credit Party has filed a "Business Activity Report" (or other applicable report) with the applicable state office or is qualified to do business in such jurisdiction and, at the time the account receivable was created, was qualified to do business in such jurisdiction or had on file with the applicable state office a current "Business Activity Report" (or other applicable report);

               (xv) the account receivable is (A) with respect to accounts receivable included in the Domestic Borrowing Base, denominated in Dollars,
     (B) with respect to accounts receivable included in the U.K. Borrowing Base, denominated in Pounds Sterling or Dollars, (C) with respect to accounts receivable included in the Austrian Borrowing Base, denominated in Euros or Dollars, and (D) with respect to accounts receivable included in the German Borrowing Base, denominated in Euros or Dollars; and

               (xvi) the account receivable does not consist of a progress billing or an excess billing,

PROVIDED HOWEVER, that (A) each of the Administrative Agent and the Co-Collateral Agent may, in each case in its good faith judgment exercised in a commercially reasonable manner and consistent with its customary practice for comparable asset based transactions, (i) exclude particular accounts from the definition of Eligible Accounts and (ii) impose additional and/or more restrictive eligibility or valuation criteria than those set forth above as preconditions for any account to be deemed to be an Eligible Account hereunder, and (B) an account deemed to be an Eligible Account at any one point in time may be excluded by each of the Administrative Agent and the Co-Collateral Agent, in each case in its good faith judgment exercised in a commercially reasonable manner and consistent with its customary practice for comparable asset based transactions, at a future point in time.

     ELIGIBLE INVENTORY. Finished goods, raw materials and work in process inventory of any Credit Party recorded on the books and records of such Credit Party in the ordinary course of the business operations of such Credit Party valued on a first in first out basis, which inventory satisfies each of the following requirements:

               (i)     is in good and merchantable condition;

               (ii) meets all standards imposed by any government agency having regulatory authority over such goods and/or their use, manufacture and/or sale;

               (iii) has been physically received in (A) with respect to inventory included in the Domestic Borrowing Base, the continental United States by Hexcel or a Domestic Subsidiary which is a Guarantor or (B) with respect to inventory included in the U.K. Borrowing Base, the United Kingdom by the U.K. Borrower, and, in each case, is located at a facility owned or leased by such Credit Party, is not in-transit (except in-transit between facilities owned by Hexcel or a Domestic Subsidiary which is a Guarantor located in the United States), and is not subject to advance payment by such Credit Party; PROVIDED that (a) from and after April 30, 2003, no inventory located at a leased facility which is a manufacturing facility shall be deemed to be "Eligible Inventory" hereunder unless the landlord and any mortgagee of such facility shall have entered into an agreement reasonably satisfactory in form and substance to the Administrative Agent acknowledging the Liens of the Administrative Agent and granting the Administrative Agent access to such inventory in accordance with industry standards; and (b) with respect to leased facilities which are warehouse, distribution or storage facilities, and which are not manufacturing facilities, (I) the Borrowers will use their commercially reasonable best efforts to obtain the agreement of any applicable landlord and mortgagee and (II) from and after April 30, 2003, in the absence of the delivery of such agreement to the Administrative Agent, the Administrative Agent shall be entitled to implement a reserve for up to three (3) months of unpaid rentals with respect to each such facility;

               (iv) is currently held for sale and currently salable in the normal course of the business operations, or, as respects raw materials or work in process, is incorporated or is being held to be incorporated in customer products being produced or provided by any Credit Party;

               (v) does not constitute returned (unless suitable for resale), excess, obsolete, unsaleable, shopworn, seconds, used, damaged or unfit inventory;

               (vi)    has not remained in the possession of such Credit Party
     (a) with respect to inventory of Clark-Schwebel Corporation consisting of finished goods of a type with no sales in the prior six (6) months, test rolls and/or packaging, or (b) with respect to any other inventory, for more than twelve (12) months, or has not otherwise been determined by the Administrative Agent in its sole discretion to constitute slow-moving inventory;

               (vii) is not subject to a sale to an account debtor on a bill-and-hold, guaranteed sale, sale-or-return, sale-on-approval, consignment or any other repurchase or return basis; PROVIDED that consigned inventory may be included as Eligible Inventory hereunder (1) at any time prior to April 30, 2003 and (2) from and after April 30, 2003, to the extent (x) the aggregate amount of the Domestic Borrowing Base and the U.K. Borrowing Base comprised of such consigned inventory does not exceed $750,000 (exclusive of any consigned inventory which meets the Eligible Inventory criteria set forth in clause (vii)(y) of this definition of "Eligible Inventory"), or (y) the consignee shall have entered into an agreement reasonably satisfactory in form and substance to the Administrative Agent acknowledging the Liens of the Administrative Agent and granting the Administrative Agent access to such inventory in accordance with industry standards;

               (viii) is not subject to any Lien of any kind except for the Lien of the Administrative Agent securing Obligations under this Agreement and other Liens permitted hereunder, and, with respect to the U.K. Borrowing Base, has been fully paid for by Hexcel or one of its Subsidiaries;

               (ix)    has not been sold to any Credit Party; and

               (x) constitutes Collateral in which the Administrative Agent has a First Priority Lien securing the Obligations,

PROVIDED HOWEVER, that (A) each of the Administrative Agent and the Co-Collateral Agent may, in each case in its good faith judgment exercised in a commercially reasonable manner and consistent with its customary practice for comparable asset based transactions, (i) exclude particular items of inventory from the definition of Eligible Inventory and (ii) impose additional and/or more restrictive eligibility or valuation criteria than those set forth above as preconditions for any item of inventory to be deemed to be Eligible Inventory hereunder, and (B) inventory deemed to be Eligible Inventory at any one point in time may be excluded by each of the Administrative Agent and the Co-Collateral Agent, in each case, in its good faith judgment exercised in a commercially reasonable manner and consistent with its customary practice for comparable asset based transactions at a future point in time.

     EMPLOYEE BENEFIT PLAN. Any employee benefit plan within the meaning of
Section 3(3) of ERISA maintained or contributed to by Hexcel or any ERISA Affiliate, other than a Guaranteed Pension Plan or a Multiemployer Plan.

     ENVIRONMENTAL LAWS. See Section 6.15(a).

     EPA. See Section 6.15(b).

     EQUITY ISSUANCE. The sale or issuance by the Borrowers or any of their Subsidiaries of any of its Capital Stock.

     EQUITY OFFERING. The issuance of the Convertible Preferred Stock.

     EQUITY OFFERING DOCUMENTS. Collectively, (i) the Stock Purchase Agreement by and between Hexcel and Affiliates of The Goldman Sachs Group, Inc., dated December 18, 2002, and (ii) the Stock Purchase Agreement by and between Hexcel and Affiliates of Greenbriar Equity Group LLC and Affiliates of Berkshire Partners LLC, dated December 18, 2002, and any schedules, annexes or exhibits related thereto and all other agreements, instruments and documents required to be executed or delivered pursuant to such Equity Offering Document, in each case as in effect on the date hereof.

     ERISA. The Employee Retirement Income Security Act of 1974.

     ERISA AFFILIATE. Any Person which is treated as a single employer with Hexcel under Section 414 of the Code.

     ERISA REPORTABLE EVENT. A reportable event with respect to a Guaranteed Pension Plan within the meaning of Section 4043 of ERISA and the regulations promulgated thereunder.

     EURO or e. The euro referred to in the Council Regulation (EC) No. 1103/97 dated 17 June 1997 passed by the Council of the European Union, or, if different, the then lawful currency of the member states of the European Union that participate in the third stage of the Economic and Monetary Union.

     EURO BASE RATE. The variable annual rate of interest so designated from time to time by Fleet U.K. as its "BASE RATE" for loans denominated in Euros, such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer. Changes in the Euro Base Rate resulting from any changes in Fleet U.K.'s "BASE RATE" for loans denominated in Euros shall take place immediately without notice or demand of any kind.

     EUROCURRENCY. Dollars, Pounds Sterling or Euros.

     EUROCURRENCY INTERBANK MARKET. Any lawful recognized market in which deposits of Dollars, Pounds Sterling and Euros are offered by international banking units of United States banking institutions and by foreign banking institutions to each other and in which foreign currency and exchange operations or eurocurrency funding operations are customarily conducted.

     EUROCURRENCY LENDING OFFICE. Initially, the office of each Lender designated as such in SCHEDULE 1 hereto; thereafter, such other office of such Lender, if any, that shall be making or maintaining Eurocurrency Rate Loans.

     EUROCURRENCY RATE. (a) With respect to amounts denominated in Euros, the Euro LIBOR Rate, (b) with respect to amounts denominated in Dollars, the Dollar LIBOR Rate and (c) with respect to amounts denominated in Pounds Sterling, the Pounds Sterling LIBOR Rate.

     EUROCURRENCY RATE LOANS. Revolving Credit Loans bearing interest calculated by reference to the Eurocurrency Rate.

     EUROCURRENCY RESERVE RATE. For any day with respect to a Eurocurrency Rate Loan, the maximum rate (expressed as a decimal) at which any bank subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "EUROCURRENCY LIABILITIES" (as that term is used in Regulation D), if such liabilities were outstanding, or the maximum rate (expressed as a decimal) at which any foreign bank would be required by the laws of the applicable jurisdiction to maintain reserves with respect to such Eurocurrency Rate Loan, as applicable. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     EURO EQUIVALENT. On any particular date, with respect to any amount denominated in Euros, such amount in Euros, and with respect to any amount denominated in Pounds Sterling or Dollars, the amount (as conclusively ascertained by the Administrative Agent absent manifest error) of Euros which could be purchased by the Administrative Agent (in accordance with its normal banking practices) in the London foreign currency exchange markets with such amount of Pounds Sterling or Dollars at the spot rate of exchange prevailing at or about 11:00 a.m. (London time) on such date.

     EURO LIBOR RATE. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in Euros, the rate of interest equal to (a) the rate determined by the Administrative Agent at which Euro deposits for such Interest Period are offered based on information presented on Telerate Page 3750 as of 11:00 a.m. (London time) on the second Business Day prior to the first day of such Interest Period, DIVIDED BY (b) a number equal to 1.00 MINUS the Eurocurrency Reserve Rate. If the rate described above does not appear on the Telerate System on any applicable interest determination date, the Euro LIBOR Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Euros for a period of time comparable to such Euro LIBOR Rate Loan which are offered by four (4) major banks in the London interbank market at approximately 11:00 a.m. (London time) on the second Business Day prior to the first day of such Interest Period as selected by the Administrative Agent. The principal London office of each of the four (4) major London banks will be requested to provide a quotation of its Euro deposit offered rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Euros to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time) on the second Business Day prior to the first day of such Interest Period. In the event that the Administrative Agent is unable to obtain any such quotation as provided above, it will be considered that Euro LIBOR Rate pursuant to a Eurocurrency Rate Loan denominated in Euros cannot be determined.

     EURO NOTICE. See Section 2.10.1.

     EVENT OF DEFAULT. See Section 12.1.

     EXCESS AVAILABILITY. At any time, (a) the Total Gross Availability at such time LESS (b) the sum of (i) the Domestic Exposure at such time, PLUS (ii) the U.K. Exposure at such time, PLUS (iii) the Austrian Exposure at such time, PLUS
(iv) the German Exposure at such time; PROVIDED that the Excess Availability shall be calculated (x) giving effect to all reserves included under the Domestic Borrowing Base, the U.K. Borrowing Base, the Austrian Borrowing Base and the German Borrowing Base and (y) based on all trade accounts payable arising in the ordinary course of business being paid in the ordinary course of business, consistent with past practices.

     EXCHANGE RATE. On any day, (a) with respect to Pounds Sterling in relation to U.S. Dollars, the spot rate as quoted by the Fleet as its noon spot rate at which U.S. Dollars are offered on such day for Pounds Sterling, and (b) with respect to Euros in relation to U.S. Dollars, the spot rate as quoted by Fleet as its noon spot rate at which U.S. Dollars are offered on such date for Euros,
(c) with respect to U.S. Dollars in relation to Pounds Sterling, the spot rate as quoted by Fleet as its noon spot rate at which Pounds Sterling are offered on such day for U.S. Dollars, (d) with respect to U.S. Dollars in relation to Euros, the spot rate as quoted by Fleet at its noon spot rate at which Euros are offered on such date for U.S. Dollars, (e) with respect to Euros in relation to Pounds Sterling, the spot rate as quoted by Fleet as its noon spot rate at which Pounds Sterling are offered on such day for Euros and (f) with respect to Pounds Sterling in relation to Euros, the spot rate as quoted by Fleet as its noon spot rate at which Euros are offered on such day for Pounds Sterling.

     EXISTING CREDIT AGREEMENT. The Second Amended and Restated Credit, dated as of September 15, 1998, by and among Hexcel and certain of its subsidiaries, the lenders from time to time a party thereto, Citibank N.A., as documentation agent, and Credit Suisse First Boston, as lead arranger and administrative agent for the lenders, as amended and in effect from time to time.

     FCC. Fleet Capital Corporation.

     FCC CONCENTRATION ACCOUNT. See Section 7.17.1.

     FEE LETTER. The fee letter, dated on or prior to the Closing Date, among the Borrowers, the Administrative Agent and the Lead Arranger, as amended and in effect from time to time.

     FEES. Collectively, the Commitment Fee, the Administrative Agent's Fee, the Fronting Fee, the Letter of Credit Fee and the Closing Fee.

     FINANCIAL AFFILIATE. A Subsidiary of the bank holding company controlling any Lender, which Subsidiary is engaging in any of the activities permitted by
Section 4(e) of the Bank Holding Company Act of 1956 (12 U.S.C. Section 1843).

     FIRST PRIORITY. With respect to any Lien created or purported to be created in any Collateral hereunder or pursuant to any Loan Document, that such Lien is the most senior Lien to which such Collateral is subject.

     FIXED CHARGE COVERAGE RATIO. As of any date of determination, the ratio of
(a) an amount equal to the result of (i) EBITDA (Consolidated) for the applicable Reference Period, LESS (ii) Capital Expenditures made during such Reference Period LESS (iii) cash taxes on income paid during such Reference Period PLUS (iv) to the extent not included in EBITDA (Consolidated) for such period, cash dividends received by Hexcel and its Subsidiaries during such Reference Period in respect of equity interests in joint ventures, but excluding dividends arising from or paid out of extraordinary, non-recurring gains or transactions of such joint venture to (b) Total Debt Service (Consolidated) for such Reference Period.

     FLEET. Fleet National Bank, a national banking association.

     FLEET U.K. Fleet National Bank, London U.K. branch, trading as FleetBoston Financial.

     FOREIGN BORROWER. As defined in the preamble hereto.

     FOREIGN SECURITY DOCUMENTS. Collectively, the U.K. Security Documents, the Austrian Security Documents and the German Security Documents.

     FOREIGN SUBSIDIARY. Any Subsidiary that is created or organized in or under the laws of a jurisdiction other than the United States of America or any state of the United States of America or the District of Columbia.

     FOREIGN SUBSIDIARY BORROWING BASE. As at any date of determination, the sum of:

          (a) 75% of the then most recently reported net book value of all inventory owned by Foreign Subsidiaries that are Restricted Subsidiaries (under and as defined in the Senior Secured Note Documents) as of the end of the most recent fiscal quarter preceding such date; provided that the amount of this clause (a) shall not exceed 55% of the total Foreign Subsidiary Borrowing Base on any date of calculation; PLUS

          (b) 80% of the face amount of all accounts receivable owned by Foreign Subsidiaries as of the end of the most recent fiscal quarter preceding such date that were not more than 180 days past due.

     FOREIGN SUBSIDIARY INDEBTEDNESS. Indebtedness incurred by Foreign Subsidiaries of Hexcel that are Restricted Subsidiaries (under and as defined in the Senior Secured Note Documents) to finance the working capital requirements of such Subsidiaries.

     FRENCH FACILITY. The factoring facility to be provided to Hexcel Composites S.A., and Hexcel Fabrics S.A. by GE Factofrance pursuant to the terms of the French Facility Documents in an aggregate principal amount to not exceed Euro 25,000,000.

     FRENCH FACILITY DOCUMENTS. Collectively, the agreements, instruments and documents required to be executed or delivered pursuant to the French Facility, in each case on terms and conditions approved by the Administrative Agent.

     FRENCH PLEDGE. The French Pledge Agreement, dated or to be dated on or prior to the Closing Date, by and between Hexcel and the Administrative Agent (for the benefit of the Lenders and the other parties described therein) in respect of the Capital Stock of Hexcel S.A.

     FRONTED LOANS. That portion of the Revolving Credit Loans which is funded by the Fronting Bank and has not been funded by another Lender.

     FRONTING BANK. With respect to Base Rate Loans advanced to the U.K. Borrower, the Austrian Borrower or the German Borrower, Fleet U.K., and in all other cases, FCC, as fronting bank and any other Person who replaces FCC or Fleet U.K., as the case may be, as Fronting Bank pursuant to the provisions of
Section 2.11.3 hereof, provided, for purposes of this Credit Agreement, in the event the Fronting Bank is also a Lender.

     FRONTING EXPOSURE. The Dollar Equivalent of the aggregate amount of Revolving Credit Loans advanced to the Foreign Borrowers by the Fronting Bank pursuant to Section 2.1.2 (with each Lender agreeing to participate in the risk associated with such Multicurrency Loan in accordance with Section 2.11).

     FRONTING FEE. See Section 3.6.

     GAAP OR GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. (a) When used in Section 9, whether directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board, the Securities and Exchange Commission and the Emerging Issues Task Force and their predecessors, in effect for the fiscal period ended on the Balance Sheet Date, and (ii) to the extent consistent with such principles, the accounting practice of Hexcel reflected in its financial statements for the fiscal period ended on the Balance Sheet Date, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board, the Securities and Exchange

Commission and the Emerging Issues Task Force and their predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of Hexcel adopting the same principles, PROVIDED that in each case referred to in this definition of "GAAP" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in GAAP) as to financial statements in which such principles have been properly applied.

     GERMAN BORROWER. As defined in the preamble hereto.

     GERMAN BORROWING BASE. At the relevant time of reference thereto, an amount determined by the Administrative Agent by reference to the most recent Borrowing Base Report delivered to the Administrative Agent and the Lenders pursuant to subsection 7.4(f) which is equal to the lesser of the German Sublimit and the Dollar Equivalent sum of:

     (a)  85% of Eligible Accounts of the German Borrower; MINUS

     (b) reserves in respect of (i) nine percent (9%) collection reserve, (ii) payroll, employee benefits and payroll taxes for a one (1) month period, and (iii) accounts payable in respect of third-party material purchases; MINUS

     (c)  reserves in respect of the German Overdraft Facility; MINUS

     (d) other reserves as each of the Administrative Agent and/or the Co-Collateral Agent in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions shall deem appropriate from time to time.

     The German Borrowing Base shall be calculated in Dollars at the Exchange Rate. In determining the German Borrowing Base from time to time, each of the Administrative Agent or the Co-Collateral Agent may, but shall not be required to, rely upon reports or analyses generated by the German Borrower (including, without limitation, Borrowing Base Reports) and reports or analyses generated by or on behalf of the Administrative Agent or any Lender or by third party collateral examination. Notwithstanding anything to the contrary set forth herein, each of the Administrative Agent and the Co-Collateral Agent may in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions at any time and from time to time, (i) decrease the percentage advance rate of Eligible Accounts included in the German Borrowing Base based upon the results of any collateral exams or other sources of information which demonstrate in the Administrative Agent's or the Co-Collateral Agent's reasonable judgment based on due inquiry a change in the collectability of accounts receivable of the German Borrower and/or other market changes affecting the value of accounts comprising the German Borrowing Base, and (ii) make more restrictive the eligibility criteria contained in the definition of Eligible Accounts. In addition, the Administrative Agent may in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions, in the event that the Dilution with respect to the Accounts Receivable of the German Borrower for the period calculated has increased above 5%, reserve against the German Borrowing Base an amount necessary such that the effective Dilution will be less than or equal to 5%; PROVIDED that in calculating the amount of such Dilution, the Administrative Agent may take into account credits posted to Accounts Receivable which are not, in its judgment, truly dilutive. For the avoidance of doubt, (a) each of the Administrative Agent and the Co-Collateral Agent may impose reserves and suspend reserves without the consent of the other, and (b) if, at any time, any reserve is imposed by any of the Administrative Agent and the Co-Collateral Agent, such reserve shall be imposed without duplication.

     GERMAN EXPOSURE. At any time, the sum of the Dollar Equivalent of the outstanding amount of all Revolving Credit Loans advanced to the German Borrower PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to Letters of Credit issued for the account of the German Borrower.

     GERMAN OVERDRAFT FACILITY. The credit facility to be provided by Fleet U.K., as Fronting Bank, to the German Borrower in an aggregate amount not to exceed the German Overdraft Facility Sublimit pursuant to which Fleet U.K., as Fronting Bank, may advance Base Rate Loans to the German Borrower pursuant to
Section 2.1.2.

     GERMAN OVERDRAFT FACILITY SUBLIMIT. The amount selected by the German Borrower from time to time with ten (10) days prior written notice to the Fronting Bank and the Administrative Agent and with the approval of the Fronting Bank and the Administrative Agent of such amount; PROVIDED that the German Borrower shall not change such amount more than one (1) time per fiscal quarter; PROVIDED FURTHER that (x) the German Overdraft Facility Sublimit shall not at any time exceed the Euro Equivalent of $1,000,000 and (y) the German Overdraft Facility Sublimit as of the Closing Date is $0.

     GERMAN SECURITY DOCUMENTS. Collectively, the Global Security Assignment Agreement, dated or to be dated on or prior to the Closing Date, between the German Borrower and the Administrative Agent, and the Account Pledge Agreement, dated or to be dated on or prior to the Closing Date, between the German Borrower and the Administrative Agent, each in form and substance satisfactory to the Administrative Agent, and all other instruments, agreements and documents required to be executed or delivered pursuant to any German Security Document.

     GERMAN SUBLIMIT. $5,000,000 MINUS the German Overdraft Facility Sublimit.

     GOVERNANCE AGREEMENT. The Amended and Restated Governance Agreement, dated as of March 19, 2003, among Hexcel, LXH, L.L.C., LXH II, L.L.C., GS Capital Partners 2000, L.P., GS Capital Partners 2000 Offshore, L.P., GS Capital Partners 2000 Employee Fund, L.P., GS Capital Partners 2000 GmbH & Co. Beteiligungs KG and Stone Street Fund 2000, L.P., as the same may be amended, modified, restated or supplemented from time to time.

     GOVERNING DOCUMENTS. With respect to any Person, its certificate or articles of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements applicable to any of its Capital Stock, as applicable in each relevant jurisdiction.

     GOVERNMENTAL AUTHORITY. Any foreign, federal, state, regional, local, municipal or other government, or any department, commission, board, bureau, agency, public authority or instrumentality thereof, or any court or any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government.

     GUARANTEED PENSION PLAN. Any employee pension benefit plan within the meaning of Section 3(2) of ERISA maintained or contributed to by Hexcel or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     GUARANTIES. Collectively, (a) the Guaranties made by the Guarantors in favor of the Lenders and the Administrative Agent pursuant to Section 5 hereof, and (b) any additional Guaranty made pursuant to by Section 7.15 hereof (including, without limitation, the execution of an Instrument of Assumption and Joinder) made by any applicable Guarantor in favor of the Lenders and the Administrative Agent, and in each case pursuant to which each Guarantor guaranties to the Lenders and the Administrative Agent the payment and performance of the Obligations and in form and substance satisfactory to the Lenders and the Administrative Agent.

     GUARANTORS. Collectively, (a) Hexcel (with respect to the Obligations of the other Borrowers) and (b) each Subsidiary Guarantor. Each such Person shall be a party to a Guaranty.

     HAZARDOUS SUBSTANCES. See Section 6.15(b).

     HEDGING AGREEMENT. Any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate futures contract, interest rate option agreement, interest rate exchange agreement, forward currency exchange agreement, forward rate currency agreement or other similar agreement or arrangement to which any Borrower or any of its Subsidiaries and any Lender is a party, designed to protect the applicable Borrower or any of its Subsidiaries against fluctuations in interest rates, exchange rates or forward rates.

     HEXCEL. As defined in the preamble hereto.

     HEXCEL HOLDING (U.K.) LIMITED. Hexcel Holding (U.K.) Limited, a private company limited by shares organized under the laws of England and Wales with registered number 03069887.

     HEXCEL S.A. Hexcel S.A., a French SOCIETE ANONYME with capital of EUR 3,135,140, whose registered office is at "Le President", 3 avenue Condorcet, 69160 Villeurbanne,

France, registered with the Commercial and Companies Registry of Lyons under the number 955 508 007.

     INDEBTEDNESS. As to any Person and whether recourse is secured by or is otherwise available against all or only a portion of the assets of such Person and whether or not contingent, but without duplication:

               (a)     every obligation of such Person for money borrowed,

               (b) every obligation of such Person evidenced by bonds, debentures, notes or other similar instruments,

               (c) every reimbursement obligation of such Person with respect to letters of credit, bankers' acceptances or similar facilities issued for the account of such Person,

               (d) every obligation of such Person issued or assumed as the deferred purchase price of property or services (including securities repurchase agreements but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business and payable in accordance with customary practice or which are being contested in good faith),

               (e)     every obligation of such Person under any Capitalized
     Lease,

               (f) every obligation of such Person (an "EQUITY RELATED PURCHASE OBLIGATION") to purchase, redeem, retire or otherwise acquire for value any shares of Capital Stock issued by such Person or any rights measured by the value of such Capital Stock,

               (g) every obligation of such Person under any forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreements), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices (a "DERIVATIVE CONTRACT"),

               (h) every obligation in respect of Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent that such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent that the terms of such Indebtedness provide that such Person is not liable therefor and such terms are enforceable under applicable law, and

               (i) every obligation, contingent or otherwise, of such Person guaranteeing, or having the economic effect of guarantying or otherwise acting as surety for, any obligation of a type described in any of clauses
     (a) through (j) (the "PRIMARY OBLIGATION") of another Person (the "PRIMARY OBLIGOR"), in any manner, whether directly or indirectly, and including, without limitation, any obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase of) any security for the payment of such primary obligation, (ii) to purchase property, securities or services for the purpose of assuring the payment of such primary obligation, or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such primary obligation.

     The "AMOUNT" or "PRINCIPAL AMOUNT" of any Indebtedness at any time of determination represented by (v) any Indebtedness, issued at a price that is less than the principal amount at maturity thereof, shall be the amount of the liability in respect thereof determined in accordance with GAAP, (w) any Capitalized Lease shall be the principal component of the aggregate of the rentals obligation under such Capitalized Lease payable over the term thereof that is not subject to termination by the lessee, (x) any derivative contract shall be the maximum amount of any termination or loss payment required to be paid by such Person if such derivative contract were, at the time of determination, to be terminated by reason of any event of default or early termination event thereunder, whether or not such event of default or early termination event has in fact occurred, (y) any equity related purchase obligation shall be the maximum fixed redemption or purchase price thereof inclusive of any accrued and unpaid dividends to be comprised in such redemption or purchase price and (z) any guaranty or other contingent liability referred to in clause (i) shall be an amount equal to the stated or determinable amount of the primary obligation in respect of which such guaranty or other contingent obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

     INELIGIBLE SECURITIES. Securities which may not be underwritten or dealt in by member banks of the Federal Reserve System under Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

     INSOLVENCY EVENT. Any of the following events or circumstances: (i) any Borrower organized in the United Kingdom shall be deemed unable to pay its debts within the meaning of section 123(1) (a), (b), or (2) of the Insolvency Act 1986 (United Kingdom) or shall otherwise become insolvent or stop or suspend making payments (whether of principal or interest) with respect to all or any class of its Indebtedness or announce an intention to do so, (ii) any petition shall be presented or other step taken for the purpose of the appointment of an administrator or the winding up of any such Borrower (not being, in the case of a winding up, a petition which such Person can demonstrate to the reasonable satisfaction of the Administrative Agent, by providing an opinion of leading counsel to that effect, is frivolous, vexatious or an abuse of the process of the court or relates to a claim to which such Person has a good defense and which is being vigorously contested by such Person) or an order shall be made or resolution passed for the winding up of any such Guarantor, Borrower, or any of its Subsidiaries or a notice shall be issued by convening a meeting for the purpose of passing any such resolution (except for the purpose of a solvent amalgamation or reconstitution), or (iii) any steps shall be taken, or negotiations commenced by any such

Borrower or by any of their respective creditors with a view to proposing any kind of composition, compromise or arrangement involving such Person and any of its creditors or for the presentation of a petition for the appointment of an administrator, or (iv) any event giving rise to insolvency proceedings with respect to any Borrower in any jurisdiction, including under the German Insolvency Act (Insolvenzordnung).

     INTELLECTUAL PROPERTY LICENSE AGREEMENT. The License Agreement, dated the date hereof, between Hexcel, its Domestic Subsidiaries, and the Administrative Agent which, among other things, grants, to the extent provided therein, a royalty-free, perpetual license (with the right to sublicense) of all intellectual property of Hexcel and its Domestic Subsidiaries (including, without limitation, patents, trade secrets, trademarks, copyrights, books and records, computer systems and data thereon) and access to certain real property, plant and equipment, in each case, to the extent necessary to enable the Administrative Agent and the Lenders to realize on the Collateral, provided that such license shall not conflict with the rights of third parties.

     INSTRUMENT OF ASSUMPTION AND JOINDER. An Instrument of Assumption and Joinder substantially in the form of EXHIBIT F hereto, pursuant to which Subsidiaries of the Borrower become parties to this Credit Agreement as Guarantors, as contemplated by Section 7.15(a).

     INTERCREDITOR AGREEMENT. That certain Intercreditor Agreement, dated the date hereof, by and among the Administrative Agent, Fleet Capital Corporation, as intercreditor agent and security trustee, Wells Fargo Bank Minnesota, National Association, as trustee under the Senior Secured Note Indenture, and HSBC Bank USA, as collateral agent.

     INTEREST PAYMENT DATE. (a) As to any Base Rate Loan, the last day of the calendar month with respect to interest accrued during such calendar month, including, without limitation, the calendar month which includes the Drawdown Date of such Base Rate Loan, as the case may be; and (b) as to any Eurocurrency Rate Loan in respect of which the Interest Period is (i) one (1) month, the last day of such Interest Period and (ii) more than one (1) month, the last day of each one-month period commencing on the date that is one (1) month from the first day of such Interest Period and, in addition, the last day of such Interest Period.

     INTEREST PERIOD. With respect to each Revolving Credit Loan, (a) initially, the period commencing on the Drawdown Date of such Revolving Credit Loan and ending on the last day of one of the periods set forth below, as selected by the Borrowers in a Loan Request or as otherwise required by the terms of this Credit Agreement (i) for any Base Rate Loan, the last day of the calendar month; and
(ii) for any Eurocurrency Rate Loan, one (1), two (2), three (3) or six (6) months; and (b) thereafter, each period commencing on the last day of the then ending Interest Period applicable to such Revolving Credit Loan and ending on the last day of one of the periods set forth above, as selected by the Borrowers in a Conversion Request; PROVIDED that all of the foregoing provisions relating to Interest Periods are subject to the following:

               (A) if any Interest Period with respect to a Eurocurrency Rate Loan would otherwise end on a day that is not a Business Day, that Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

               (B) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

               (C)     if the Borrowers shall fail to give notice as provided in
     Section 2.7, (i) for Revolving Credit Loans denominated in Dollars, the applicable Borrower shall be deemed to have requested a conversion of the affected Eurocurrency Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto, and (ii) subject to Section 2.1.2, for Revolving Credit Loans denominated in Pounds Sterling or Euros made to the U.K. Borrower, the Austrian Borrower or the German Borrower, as the case may be, such Borrower shall be deemed to have requested a conversion or continuance, as the case may be, of the affected Eurocurrency Rate Loan to a Eurocurrency Rate Loan having a one (1) month Interest Period on the last day of the then current Interest Period with respect thereto;

               (D) subject to paragraph (A) above, any Interest Period relating to any Eurocurrency Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

               (E) any Interest Period that would otherwise extend beyond the Maturity Date shall end on the Maturity Date.

     INTERIM CONCENTRATION ACCOUNT. See Section 7.17.1.

     INVESTMENTS. All expenditures made and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid;
(c) there shall be deducted in respect of each such Investment any amount received as a return of capital (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from the aggregate amount of Investments any decrease in the value thereof.

     ISSUING BANK. With respect to Letters of Credit issued for the account of any of Hexcel, the Austrian Borrower or the German Borrower, Fleet and, with respect to Letters of Credit issued for the account of the U.K. Borrower, Fleet U.K.

     LC GUARANTY. A guaranty or indemnity in form and substance satisfactory to the Administrative Agent and the Issuing Bank pursuant to which the Administrative Agent shall guarantee the payment or performance by each of the Borrowers of its reimbursement obligations in respect of Letters of Credit.

     LEAD ARRANGER. Fleet Securities, Inc.

     LENDER AFFILIATE. (a) With respect to any Lender, (i) an Affiliate of such Lender or (ii) any entity (whether a corporation, partnership, limited liability company, trust or legal entity) that is engaged in making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by such Lender or an Affiliate of such Lender and (b) with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other entity (whether a corporation, partnership, limited liability company, trust or other legal entity) that is a fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

     LENDERS. FCC and the other lending institutions listed on SCHEDULE 1 hereto and any other Person who becomes an assignee of any rights and obligations of a Lender pursuant to Section 14 and, unless the context otherwise requires, the Fronting Bank, the Issuing Bank, the Swing Line Lender and, with respect to the Overdraft Facility, Fleet U.K.

     LETTER OF CREDIT. See Section 3.1.1.

     LETTER OF CREDIT APPLICATION. See Section 3.1.1.

     LETTER OF CREDIT FEE. See Section 3.6.

     LETTER OF CREDIT PARTICIPATION. See Section 3.1.4.

     LEVERAGE RATIO. As at any date of determination, the ratio of (a) Total Funded Debt (Consolidated) outstanding on such date to (b) EBITDA (Consolidated) for the Reference Period ending on such date.

     LIEN. Any mortgage, deed of trust, security interest, pledge, hypothecation, assignment, attachment, deposit arrangement, encumbrance, lien (statutory, judgment or otherwise), or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any Capitalized Lease, any financing lease involving substantially the same economic effect as any of the foregoing and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

     LOAN DOCUMENTS. This Credit Agreement, the Revolving Credit Notes, the Letter of Credit Applications, the Letters of Credit, the LC Guaranty, the Security Documents, the Accountant Release Letter and the Fee Letter.

     LOAN REQUEST. See Section 2.6.

     LOCAL ACCOUNT. See Section 7.17.1.

     MANDATORY COSTS. With respect to any Lender or the Administrative Agent, any cost of compliance by such Lender or the Administrative Agent with (a) the requirements of the Bank of England and/or the Financial Services Authority (or, in either case, any other authority which replaces all or any of its functions) and/or (b) the requirements of the European Central Bank, determined in accordance with SCHEDULE 2 hereto.

     MATERIAL ADVERSE EFFECT. With respect to any event or occurrence of whatever nature (including any adverse determination in any litigation, arbitration or governmental investigation or proceeding):

     (a) a material adverse effect on the business, properties, condition (financial or otherwise), assets, operations or income of any Borrower, individually or the Borrowers and their Subsidiaries, taken as a whole;

     (b) a material adverse effect on the ability of the Credit Parties, individually and taken as a whole, to perform any of their respective Obligations under any of the Loan Documents to which it is a party; or

     (c) any material impairment of the validity, binding effect or enforceability of this Credit Agreement or any of the other Loan Documents, any impairment of the rights, remedies or benefits available to the Administrative Agent or any Lender under any Loan Document.

     MATERIAL DOMESTIC SUBSIDIARY. As at any date of determination, any Domestic Subsidiary of the Borrowers with respect to which any of the following criteria has been met: (a) the aggregate revenue generated by such Domestic Subsidiary equals or exceeds an amount equal to $15,000,000 for the period of four (4) consecutive fiscal quarters most recently ended, (b) whose assets at any time exceed $5,000,000 in aggregate book value, or (c) which has guaranteed any other Indebtedness of Hexcel or any of its Subsidiaries; PROVIDED that (x) any Domestic Subsidiary whose only asset is the equity interests of a joint-venture shall not be subject to the criteria contained in clause (a) hereof, and (y) the fair market value of such equity interests in the joint venture shall be the carrying value of such equity interests on the books of Hexcel (determined in accordance with GAAP).

A Domestic Subsidiary that is a Material Domestic Subsidiary at any date pursuant to this definition shall continue to be or be deemed to be a Material Domestic Subsidiary at all times thereafter, without regard to the results of any future re-determination pursuant to this definition.

     MATERIAL FOREIGN SUBSIDIARY. As at any date of determination, any Foreign Subsidiary of the Borrowers with respect to which any of the following criteria has been met: (a) the aggregate revenue generated by such Foreign Subsidiary equals or exceeds an amount equal to $15,000,000 for the period of four (4) consecutive fiscal quarters most recently ended, (b) whose assets at any time exceed $5,000,000 in aggregate book value, or (c) which has had its Capital Stock pledged to the holder of any other Indebtedness of Hexcel or any of its Subsidiaries; PROVIDED that (x) any Foreign Subsidiary whose only asset is the equity interests of a joint-venture shall not be subject to the criteria contained in clause (a) hereof, and (y) the fair market value of such equity interests in the joint venture shall be the carrying value of such equity interests on the books of Hexcel (determined in accordance with GAAP). A Foreign Subsidiary that is a Material Foreign Subsidiary at any date pursuant to this definition shall continue to be or be deemed to be a Material Foreign Subsidiary at all times thereafter, without regard to the results of any future re-determination pursuant to this definition.

     MATURITY DATE. March 31, 2008.

     MAXIMUM DRAWING AMOUNT. The Dollar Equivalent of the maximum aggregate amount that the beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     MINIMUM RATIO. See Section 9.3.

     MOODY'S. Moody's Investors Services, Inc.

     MULTICURRENCY LOANS. Revolving Credit Loans made or to be made by the Fronting Bank to the Foreign Borrowers pursuant to Section 2.1.2 and Section
2.11 hereof.

     MULTIEMPLOYER PLAN. Any multiemployer plan within the meaning of Section 3(37) of ERISA maintained or contributed to by Hexcel or any ERISA Affiliate.

     NET INCOME (OR LOSS) (CONSOLIDATED). The consolidated net income (or loss) of Hexcel and its Subsidiaries, after deduction of all expenses, taxes (including franchise and foreign withholding taxes and any state single business or unitary tax of any Foreign Subsidiary), and other proper charges, determined in accordance with GAAP.

     OBLIGATIONS. All indebtedness, obligations and liabilities of the Borrowers and their Subsidiaries to any of the Lenders, the Administrative Agent, the Fronting Bank or the Issuing Bank, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement or any of the other Loan Documents or any Overdraft Facility or any Hedging Agreements or any Cash Management Services or in respect of any of the Revolving Credit Loans made or Reimbursement Obligations incurred or any of the Revolving Credit Notes, Letter of Credit Applications, Letters of Credit or other instruments at any time evidencing any thereof. Notwithstanding the foregoing, it is expressly agreed that the obligations of each of the Austrian Borrower, the German Borrower and the U.K. Borrower hereunder and under the other Loan Documents shall be limited to all indebtedness, obligations and liabilities arising or incurred only in respect of Revolving Credit Loans or Letters of Credit issued for the account of the Austrian Borrower, the German Borrower and the U.K. Borrower, respectively, and all overdraft obligations, fees, costs, charges, expenses and other obligations with respect to such Revolving Credit Loans or Letters of Credit, from time to time owing to the Administrative Agent and the Lenders.

     OC NOTICE. See Section 2.10.1.

     ORDERLY LIQUIDATION VALUE. With respect to any inventory, the net appraised orderly liquidation value of such inventory, as determined from time to time by the Administrative Agent by reference to the most recent appraisal of the inventory of the Borrowers performed by an appraisal firm acceptable to the Administrative Agent. On the Closing Date, the Orderly Liquidation Value shall be equal to thirty-four percent (34%) of Eligible Inventory of Hexcel and the Material Domestic Subsidiaries that are Guarantors.

     OTHER LABOR REGULATIONS. See Section 7.13.

     OUTSTANDING. With respect to the Revolving Credit Loans, the aggregate unpaid principal thereof as of any date of determination, with respect to Letters of Credit, any outstanding Letters of Credit and with respect to Reimbursement Obligations, the Unpaid Reimbursement Obligations.

     OVERDRAFT FACILITY. Each of the U.K. Overdraft Facility, the Austrian Overdraft Facility and the German Overdraft Facility.

     OVERDRAFT FACILITY SUBLIMIT. Each of the U.K. Overdraft Facility Sublimit, the Austrian Overdraft Facility Sublimit and the German Overdraft Facility Sublimit.

     OVERNIGHT RATE. For any day (a) as to Revolving Credit Loans denominated in Dollars, the weighted average interest rate paid by the Administrative Agent for federal funds acquired by the Administrative Agent, and (b) as to Revolving Credit Loans denominated in Pounds Sterling or Euros, the rate of interest per annum at which overnight deposits in Pounds Sterling or Euros, as the case may be, in an amount approximately equal to the amount with respect to which such rate is being determined, would be offered for such day by the Administrative Agent to major banks in the London interbank market.

     PBGC. The Pension Benefit Guaranty Corporation created by Section 4002 of ERISA and any successor entity or entities having similar responsibilities.

     PERMITTED LIENS. Liens permitted by Section 8.2.

     PERMITTED RESTRUCTURING EXPENSES. Permitted business consolidation and restructuring expenses incurred by Hexcel during the 2003 fiscal year and approved by the Administrative Agent; PROVIDED that during each month a reserve to the Domestic Borrowing Base equal to the amount of the cash restructuring charges projected to be incurred in the upcoming month shall be established by the Administrative Agent, and such reserve shall be maintained until the end of the following month; PROVIDED HOWEVER, that such Permitted Restructuring Expenses shall not exceed an aggregate amount of $7,500,000 during the 2003 calendar year.

     PERSON. Any individual, corporation, limited liability company partnership, limited liability partnership, trust, other unincorporated association, business, or other legal entity, and any Governmental Authority.

     POUNDS STERLING or L . The lawful currency of the United Kingdom of Great Britain and Northern Ireland.

     POUNDS STERLING BASE RATE. The variable annual rate of interest so designated from time to time by Fleet U.K. as its "BASE RATE" for loans denominated in Pounds Sterling, such rate being a reference rate and not necessarily representing the lowest or best rate being charged to any customer. Changes in the Pounds Sterling Base Rate resulting from any changes in Fleet U.K.'s "BASE RATE" for loans denominated in Pounds Sterling shall take place immediately without notice or demand of any kind.

     POUNDS STERLING EQUIVALENT. On any particular date, with respect to any amount denominated in Pounds Sterling, such amount in Pounds Sterling, and with respect to any amount denominated in Dollars or Euros, the amount (as conclusively ascertained by the Administrative Agent absent manifest error) of Pounds Sterling which could be purchased by the Administrative Agent (in accordance with its normal banking practices) in the London foreign currency deposit markets with such amount of Dollars or Euros at the spot rate of exchange prevailing at or about 11:00 a.m. (London time) on such date.

     POUNDS STERLING LIBOR RATE. For any Interest Period with respect to a Eurocurrency Rate Loan denominated in Pounds Sterling, the rate of interest equal to (a) the rate determined by the Administrative Agent at which Pounds Sterling deposits for such Interest Period are offered based on information presented on Telerate Page 3750 as of 11:00 a.m. (Atlanta, Georgia time) on the second Business Day prior to the first day of such Interest Period, DIVIDED BY
(b) a number equal to 1.00 MINUS the Eurocurrency Reserve Rate. If the rate described above does not appear on the Telerate System on any applicable interest determination date, the Pounds Sterling LIBOR Rate shall be the rate (rounded upward, if necessary, to the nearest one hundred-thousandth of a percentage point), determined on the basis of the offered rates for deposits in Pounds Sterling for a period of time comparable to such Pounds Sterling LIBOR Rate Loan which are offered by four (4) major banks in the London interbank market at approximately 11:00 a.m. (Atlanta, Georgia time) on the second Business Day prior to the first day of such Interest Period as selected by the Administrative Agent. The principal London office of each of the four (4) major London banks will be requested to provide a quotation of its Pounds Sterling deposit offered rate. If at least two (2) such quotations are provided, the rate for that date will be the arithmetic mean of the quotations. If fewer than two (2) quotations are provided as requested, the rate for that date will be determined on the basis of the rates quoted for loans in Pounds Sterling to leading European banks for a period of time comparable to such Interest Period offered by major banks in New York City at approximately 11:00 a.m. (New York City time) on the second Business Day prior to the first day of such Interest Period. In the event that the Administrative Agent is unable to obtain any such quotation as provided above, it will be considered that Pounds Sterling LIBOR Rate pursuant to a Eurocurrency Rate Loan denominated in Pounds Sterling cannot be determined.

     PREFERENTIAL INDEBTEDNESS. Indebtedness of the U.K. Borrower which would, pursuant to the provisions of any law relating to liquidation, bankruptcy, insolvency or creditors' rights generally, be paid in priority or preference to other Indebtedness in a winding up, dissolution, administration, insolvency or other similar process of law in any jurisdiction, including without limitation Indebtedness of the types listed in Schedule 6 to the Insolvency Act 1986 of the U.K. (or any statutory re-enactment or modification thereof pursuant to which the payment of certain obligations of a Person are given statutory preference over the payment of other such obligations). The Borrower will use its reasonable best efforts to estimate such Preferred Indebtedness as of the Closing Date, as approved by the Administrative Agent.

     RATE ADJUSTMENT PERIOD. As defined in the definition of "APPLICABLE
MARGIN".

     RATE OF EXCHANGE. See Section 2.10.2.

     RCRA. See Section 6.15(a).

     REAL ESTATE. All real property at any time owned or leased (as lessee or sublessee) by any of the Borrowers or any of their Subsidiaries.

     RECORD. The grid attached to a Revolving Credit Note, or the continuation of such grid, or any other similar record, including computer records, maintained by any Lender with respect to any Revolving Credit Loan referred to in such Revolving Credit Note.

     REFERENCE PERIOD. As of any date of determination, the period of four (4) consecutive fiscal quarters of the Borrowers and their Subsidiaries ending on such date, or if such date is not a fiscal quarter end date, the period of four
(4) consecutive fiscal quarters most recently ended (in each case treated as a single accounting period).

     REGISTER. See Section 14.3.

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                                      -36-

     REIMBURSEMENT OBLIGATION. With respect to any Borrower, such Borrower's obligation to reimburse the Issuing Bank and/or the Administrative Agent and/or the Lenders on account of any drawing under any Letter of Credit as provided in
Section 3.2.

     RELEASE. See Section 6.15(c).

     REQUIRED LENDERS. As of any date, the Lenders holding an aggregate of at least fifty-one percent (51%) of the Total Commitment (or if the Total Commitment is terminated, the outstanding principal amount of the Revolving Credit Loans, Letter of Credit Participations in Unpaid Reimbursement Obligations and participating interests in the risk relating to outstanding Letters of Credit and Fronted Loans) on such date.

     RESTRICTED IP SCHEDULE. Schedule 4.2 to the Intellectual Property License Agreement, listing all Third Party Restricted IP (as defined therein).

     RESTRICTED PAYMENT. In relation to the Borrowers and their Subsidiaries, any (a) declaration or payment of any dividend on or in respect of any shares of any class of Capital Stock of the Borrowers or any of their Subsidiaries, other than dividends payable solely in shares of common stock of such Borrower or Subsidiary; the purchase, redemption, defeasance, retirement or other acquisition of any shares of any class of Capital Stock of the Borrowers or any of their Subsidiaries, directly or indirectly through a Subsidiary of such Person or otherwise (including the setting apart of assets for a sinking or other analogous fund to be used for such purpose); the return of capital by the Borrowers or any of their Subsidiaries to its shareholders as such; or any other distribution on or in respect of any shares of any class of Capital Stock of the Borrowers or any of their Subsidiaries, (b) payment in respect of any phantom stock or similar interests, or (c) any interest or dividend payments made in respect of the Convertible Preferred Stock.

     REVOLVING CREDIT LOANS. Revolving credit loans made or to be made by the Lenders and/or by the Fronting Bank on behalf of the Lenders to the Borrowers pursuant to Section 2, including the Swing Line Loans.

     REVOLVING CREDIT NOTES. See Section 2.4.

     SAME DAY FUNDS. With respect to disbursements and payments in (a) Dollars, immediately available funds, and (b) Pounds Sterling or Euros, same day or other funds as may be determined by the Administrative Agent to be customary in the place of disbursement or payment for the settlement of international banking transactions in Pounds Sterling or Euros, as the case may be.

     SARA. See Section 6.15(a).

     SECURITY AGREEMENT. The Security Agreement, dated or to be dated on or prior to the Closing Date, between Hexcel and its Domestic Subsidiaries which are Guarantors and the Administrative Agent and in form and substance satisfactory to the Lenders and

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                                      -37-

the Administrative Agent, and all other instruments, agreements and documents required to be executed or delivered pursuant to the Security Agreement.

     SECURITY DOCUMENTS. Collectively, the Guaranties, the Security Agreement, the Intellectual Property License Agreement, the Agency Account Agreements, the U.K. Security Documents, the Austrian Security Documents, the German Security Documents, the Charge over Shares, the French Pledge, and all other instruments and documents, including without limitation Uniform Commercial Code financing statements (or the foreign equivalent, if applicable), required to be executed or delivered pursuant to any Security Document.

     SENIOR LEVERAGE RATIO. As at the end of any fiscal quarter, the ratio of
(a) Total Senior Funded Debt (Consolidated) outstanding on such date to (b) EBITDA (Consolidated) for the Reference Period for such date.

     SENIOR SECURED NOTES. The 9.875% Senior Secured Notes of Hexcel due in 2008 issued in the aggregate principal amount of $125,000,000 pursuant to the Senior Secured Note Documents.

     SENIOR SECURED NOTE DOCUMENTS. Collectively, as in effect on the date hereof, the Senior Secured Notes, the Indenture, dated March 19, 2003, among Hexcel, the guarantors named therein and Wells Fargo Bank Minnesota, National Association, as trustee, the Security Documents (as defined therein), any schedules, annexes or exhibits related any Senior Secured Note Document and all other agreements, instruments and documents required to be executed or delivered pursuant to any Senior Secured Note Document.

     SETTLEMENT. The making or receiving of payments, in Same Day Funds, by the Lenders, to the extent necessary to cause each Lender's actual share of the outstanding amount of Revolving Credit Loans (after giving effect to any Loan Request) to be equal to such Lender's Commitment Percentage of the outstanding amount of such Revolving Credit Loans (after giving effect to any Loan Request), in any case where, prior to such event or action, the actual share is not so equal.

     SETTLEMENT AMOUNT. See Section 2.9.1.

     SETTLEMENT DATE. See Section 2.9.1.

     SETTLING LENDER. See Section 2.9.1.

     S&P. Standard & Poor's Ratings Group.

     STRATEGIC ALLIANCE AGREEMENT. The Strategic Alliance Agreement dated as of September 29, 1995, as amended through the date hereof, among Hexcel and Ciba Specialty Chemicals Corporation.

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                                      -38-

     STOCKHOLDERS AGREEMENT. The Stockholders Agreement, dated as of March 19, 2003, among Berkshire Fund V, Limited Partnership, Berkshire Fund VI, Limited Partnership, Berkshire Fund V Investment Corp., Berkshire Fund VI Investment Corp., Berkshire Investors LLC, Greenbriar Co-Investment Partners, L.P., Greenbriar Equity Fund, L.P. and Hexcel.

     SUBSIDIARY. Any corporation, association, trust, or other business entity of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     SUBSIDIARY GUARANTOR. Clark-Schwebel Corporation, a Delaware corporation, Hexcel Pottsville Corporation, a Delaware corporation, Clark-Schwebel Holding Corp., a Delaware corporation, CS Tech-Fab Holdings, Inc., a Delaware corporation and each other Domestic Subsidiary of Hexcel which elects to or is otherwise required to become a Guarantor from time to time pursuant to
Section 7.15.

     SUBORDINATED DEBT. Indebtedness of Hexcel in respect of (i) the 9.75% Senior Subordinated Notes due 2009 issued pursuant to the Indenture, dated as of January 21, 1999 between Hexcel and The Bank of New York, as Trustee, as in effect on the date hereof, and (ii) the 7.00% Convertible Subordinated Debentures due 2011 issued pursuant to the Indenture, dated as of August 1, 1986, between Hexcel and The Bank of California, N.A., as Trustee, as in effect on the date hereof.

     SUCCESSOR RATING AGENCY. See definition of "DEBT RATING".

     SUPERMAJORITY LENDERS. As of any date, the Lenders holding an aggregate of at least sixty-six and two-thirds percent (66-2/3%) of the Total Commitment (or if the Total Commitment is terminated, the outstanding principal amount of the Revolving Credit Loans, Letter of Credit Participations in Unpaid Reimbursement Obligations and participating interests in the risk relating to outstanding Letters of Credit and Fronted Loans) on such date.

     SWING LINE LENDER. FCC.

     SWING LINE LOANS. See Section 2.6.2.

     SYNDICATION AGENT. General Electric Capital Corporation.

     TOTAL COMMITMENT. The sum of the Commitments of the Lenders, as in effect from time to time. On the Closing Date, the Total Commitment is equal to $115,000,000.

     TOTAL DEBT SERVICE (CONSOLIDATED). With respect to Hexcel and its Subsidiaries and for any period, the sum, without duplication, of (a) Total Interest Expense (Consolidated) paid in cash for such period PLUS (b) any and all scheduled repayments of principal during such period in respect of Indebtedness that becomes due and payable or that are to become due and payable during such period pursuant to any agreement or instrument to which Hexcel or any of its Subsidiaries is a party relating to

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                                      -39-

(i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds (including, without limitation, sinking fund payments and open market purchases, in each case, in respect of the 7.00% Convertible Subordinated Debentures due 2011), and (ii) in respect of any Capitalized Leases, MINUS (c) until such time as the CSI Leasing Trust Capital Lease has been prepaid, principal payments in respect of Capitalized Leases made during such period in an aggregate amount not to exceed $2,000,000 over the term of this Credit Agreement, to be utilized in accordance with Section 9.3 for the purpose of covenant compliance in the periods to be elected by Hexcel.

     TOTAL EXPOSURE. At any time, the Dollar Equivalent of the sum of (i) the Domestic Exposure at such time, PLUS (ii) the U.K. Exposure at such time, PLUS
(iii) the Austrian Exposure at such time, PLUS (iv) the German Exposure at such time.

     TOTAL FUNDED DEBT (CONSOLIDATED). With respect Hexcel and its Subsidiaries, the aggregate amount of Indebtedness of Hexcel and its Subsidiaries, on a consolidated basis, relating to (i) the borrowing of money or the obtaining of credit, including the issuance of notes or bonds, (ii) the deferred purchase price of assets (other than trade payables incurred in the ordinary course of business), (iii) in respect of any Capitalized Leases, and (iv) the maximum drawing amount of all letters of credit outstanding. With respect to the fiscal quarter ending March 31, 2003, the 7.00% Convertible Notes due 2003 shall not constitute "Indebtedness" for the purposes of this definition to the extent that such the Indebtedness thereunder has been defeased.

     TOTAL GROSS AVAILABILITY. At any time, the lesser of (a) the sum of (i) the Domestic Borrowing Base at such time PLUS (ii) the U.K. Borrowing Base at such time PLUS (iii) the Austrian Borrowing Base at such time PLUS (iv) the German Borrowing Base at such time, and (b) the Total Commitment at such time.

     TOTAL INTEREST EXPENSE (CONSOLIDATED). For any period, the aggregate amount of interest required to be paid or accrued by Hexcel and its Subsidiaries during such period on all Indebtedness of Hexcel and its Subsidiaries outstanding during all or any part of such period, whether such interest was or is required to be reflected as an item of expense or capitalized, including payments consisting of interest in respect of any Capitalized Lease, and including commitment fees, agency fees, facility fees, balance deficiency fees and similar fees or expenses in connection with the borrowing of money.

     TOTAL SENIOR FUNDED DEBT (CONSOLIDATED). Total Funded Debt (Consolidated) MINUS Subordinated Debt.

     TYPE. As to any Revolving Credit Loan, its nature as a Base Rate Loan or a Eurocurrency Rate Loan.

     U.K. BORROWER. As defined in the preamble hereto.

     U.K. BORROWING BASE. At the relevant time of reference thereto, an amount determined by the Administrative Agent by reference to the most recent Borrowing Base

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                                      -40-

Report delivered to the Administrative Agent and the Lenders pursuant to subsection 7.4(f) which is equal to the lesser of the U.K. Sublimit and the Dollar Equivalent sum of:

     (a)  85% of Eligible Accounts of the U.K. Borrower; PLUS

     (b) 85% of the Orderly Liquidation Value of Eligible Inventory of the U.K. Borrower, PROVIDED that in no event shall the sum of (i) the amount of the Domestic Borrowing Base comprised of Eligible Inventory of Hexcel and its Domestic Subsidiaries which are Guarantors plus (ii) the amount of the U.K. Borrowing Base comprised of Eligible Inventory of the U.K. Borrower, exceed $50,000,000 at any time, PROVIDED FURTHER, that in no event shall the U.K. Borrowing Base comprised of Eligible Inventory of the U.K. Borrower exceed 50% of the U.K. Borrowing Base; MINUS

     (c) Preferential Indebtedness (which, for purposes of calculating the Borrowing Base at each time such a calculation is required to be made hereunder, shall, until a subsequent readjustment is required as described herein, be that amount which appears on the Borrowing Base Report delivered on the Closing Date and then, to the extent the Administrative Agent using good faith and reasonable business judgment determines (which determination may occur from time to time) as a result of conducting a commercial finance examination or otherwise that a different amount more accurately reflects the amount of Preferential Indebtedness as of such date of determination, Preferential Indebtedness for calculation purposes shall thereafter be such different amount); MINUS

     (d)  reserves in respect of Cash Management Services; MINUS

     (e)  reserves in respect of the U.K. Overdraft Facility; MINUS

     (f) other reserves as the Administrative Agent and/or the Co-Collateral Agent in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions shall deem appropriate from time to time.

     The U.K. Borrowing Base shall be calculated in Dollars at the Exchange Rate. In determining the U.K. Borrowing Base from time to time, each of the Administrative Agent and the Co-Administrative Agent may, but shall not be required to, rely upon reports or analyses generated by the U.K. Borrower (including, without limitation, Borrowing Base Reports) and reports or analyses generated by or on behalf of the Administrative Agent or any Lender or by third party collateral examination. Notwithstanding anything to the contrary set forth herein, each of the Administrative Agent and the Co-Collateral Agent may in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions at any time and from time to time, (i) decrease the percentage advance rate of Eligible Accounts included in the U.K. Borrowing Base based upon the

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                                      -41-

results of any collateral exams or other sources of information which demonstrate in the Administrative Agent's or the Co-Collateral Agent's reasonable judgment based on due inquiry a change in the collectability of accounts receivable of the U.K. Borrower and/or other market changes affecting the value of accounts comprising the U.K. Borrowing Base, and (ii) make more restrictive the eligibility criteria contained in the definition of Eligible Accounts. In addition, the Administrative Agent may in its good faith judgment exercised in a commercially reasonable manner consistent with its customary practice for comparable asset based transactions, in the event that the Dilution with respect to the Accounts Receivable of the U.K. Borrower for the period calculated has increased above 5%, reserve against the U.K. Borrowing Base an amount necessary such that the effective Dilution will be less than or equal to 5%; PROVIDED that in calculating the amount of such Dilution, the Administrative Agent may take into account credits posted to Accounts Receivable which are not, in its judgment, truly dilutive. For the avoidance of doubt, (a) each of the Administrative Agent and the Co-Collateral Agent may impose reserves and suspend reserves without the consent of the other, and (b) if, at any time, any reserve is imposed by any of the Administrative Agent and the Co-Collateral Agent, such reserve shall be imposed without duplication.

     U.K. CONCENTRATION ACCOUNT. See Section 7.17.1.

     U.K. EXPOSURE. At any time, the sum of the Dollar Equivalent of the outstanding amount of all Revolving Credit Loans advanced to the U.K. Borrower PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to Letters of Credit issued for the account of the U.K. Borrower.

     U.K. OVERDRAFT FACILITY. The credit facility to be provided by Fleet U.K., as Fronting Bank, to the U.K. Borrower in an aggregate amount not to exceed the Overdraft Facility Sublimit pursuant to which Fleet U.K., as Fronting Bank, may advance Base Rate Loans to the U.K. Borrower pursuant to Section 2.1.2 or provide Letters of Credit to the U.K. Borrower pursuant to Section 3.

     U.K. OVERDRAFT FACILITY SUBLIMIT. The amount selected by the U.K. Borrower from time to time with ten (10) days prior written notice to the Fronting Bank and the Administrative Agent and with the approval of the Fronting Bank and the Administrative Agent of such amount; PROVIDED that the U.K. Borrower shall not change such amount more than one (1) time per fiscal quarter; PROVIDED FURTHER that (i) the U.K. Overdraft Facility Sublimit shall not at any time exceed the Pounds Sterling Equivalent or the Euro Equivalent, as the case may be, of $1,000,000, (ii) the U.K. Overdraft Facility Sublimit as of the Closing Date is the Pounds Sterling Equivalent of $500,000, and (iii) the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to Letters of Credit issued for the account of the U.K. Borrower shall not exceed the Pounds Sterling Equivalent or the Euro Equivalent, as the case may be, of $1,000,000.

     U.K. SECURITY DOCUMENTS. Collectively, the Debenture, dated on or prior to the Closing Date, between the U.K. Borrower and the Administrative Agent, as security trustee, the Security Trust Deed, dated on or prior to the Closing Date, by and among

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                                      -42-

Hexcel, FCC, as security trustee, and the other parties thereto, the U.K. Foreign Concentration Collection Account Agreement, dated or to be dated on or prior to the Closing Date, between the U.K. Borrower, the Administrative Agent and the other parties thereto, the Account Control Agreements, each in form and substance satisfactory to the Administrative Agent, and all other instruments and documents required to be executed or delivered pursuant to any U.K. Security Document.

     U.K. SUBLIMIT. $12,500,000 MINUS the U.K. Overdraft Facility Sublimit.

     UNPAID REIMBURSEMENT OBLIGATION. The Dollar Equivalent of any Reimbursement Obligation for which the Issuing Bank and/or the Administrative Agent and/or the Lenders have not been reimbursed on the date specified in, and in accordance with, Section 3.2.

     VOTING STOCK. Stock or similar interests, of any class or classes (however designated), the holders of which are at the time entitled, as such holders, to vote for the election of a majority of the directors (or persons performing similar functions) of the corporation, association, trust or other business entity involved, whether or not the right so to vote exists by reason of the happening of a contingency.

     1.2. RULES OF INTERPRETATION.

               (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

               (b) The singular includes the plural and the plural includes the singular.

               (c) A reference to any law includes any amendment or modification to such law.

               (d) A reference to any Person includes its permitted successors and permitted assigns.

               (e) Accounting terms not otherwise defined herein have the meanings assigned to them by GAAP applied on a consistent basis by the accounting entity to which they refer.

               (f) The words "INCLUDE", "INCLUDES" and "INCLUDING" are not limiting.

               (g) All terms not specifically defined herein or by GAAP, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "INSTRUMENT" being that defined under Article 9 of the Uniform Commercial Code.

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                                      -43-

               (h) Reference to a particular "Section" refers to that section of this Credit Agreement unless otherwise indicated.

               (i) The words "HEREIN", "HEREOF", "HEREUNDER" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

               (j) Unless otherwise expressly indicated, in the computation of periods of time from a specified date to a later specified date, the word "FROM" means "from and including," the words "TO" and "UNTIL" each mean "to but excluding," and the word "through" means "to and including."

               (k) This Credit Agreement and the other Loan Documents may use several different limitations, tests or measurements to regulate the same or similar matters. All such limitations, tests and measurements are, however, cumulative and are to be performed in accordance with the terms thereof.

               (l) This Credit Agreement and the other Loan Documents are the result of negotiation among, and have been reviewed by counsel to, among others, the Administrative Agent and the Borrowers and are the product of discussions and negotiations among all parties. Accordingly, this Credit Agreement and the other Loan Documents are not intended to be construed against the Administrative Agent or any of the Lenders merely on account of the Administrative Agent's or any Lender's involvement in the preparation of such documents.

               (m) Unless otherwise expressly indicated, each reference to a specific amount denominated in Dollars shall also be deemed to be a reference to the Dollar Equivalent of such amount.

                        2. THE REVOLVING CREDIT FACILITY.

     2.1. COMMITMENT TO LEND.

               2.1.1. REVOLVING CREDIT LOANS TO HEXCEL.

               Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees to lend to Hexcel and Hexcel may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Maturity Date, upon notice by Hexcel to the Administrative Agent given in accordance with Section 2.6, such sums in Dollars as are requested by Hexcel up to a maximum aggregate amount outstanding (after giving effect to all amounts requested by any Borrower) at any one time equal to such Lender's Commitment MINUS such Lender's Commitment Percentage of the sum of (a) the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to all Letters of Credit issued for the account of all of the Borrowers and (b) the Fronting Exposure, and (c) the outstanding amount of Swing Line Loans,

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                                      -44-

     PROVIDED that (i) that the Total Exposure (after giving effect to all amounts requested) shall not at any time exceed the Total Commitment, and
     (ii) that the Domestic Exposure (after giving effect to all amounts requested) shall not at any time exceed the Domestic Gross Availability. The Revolving Credit Loans shall be made PRO RATA in accordance with each Lender's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by Hexcel that the conditions set forth in Section 10 and Section 11, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and Section 11, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request. Each Revolving Credit Loan to Hexcel shall be denominated in Dollars.

               2.1.2. MULTICURRENCY LOANS TO FOREIGN BORROWERS.

               Subject to the terms and conditions set forth in this Credit Agreement, each of the Lenders severally agrees to lend to each of the Foreign Borrowers and each of the Foreign Borrowers may borrow, repay, and reborrow from time to time from the Closing Date up to but not including the Maturity Date upon notice by the applicable Foreign Borrower to the Administrative Agent given in accordance with Section 2.6, such sums in Dollars and/or at the applicable Foreign Borrower's option from time to time, subject to Section 2.10 hereof, (a) with respect to the U.K. Borrower, in Pounds Sterling or Euros, (b) with respect to the Austrian Borrower, in Euros and (c) with respect to the German Borrower, in Euros, as are requested by the applicable Foreign Borrower up to a maximum Dollar Equivalent of the aggregate amount outstanding for all Foreign Borrowers (after giving effect to all amounts requested) at any one time equal to such Lender's Commitment MINUS such Lender's Commitment Percentage of the sum of (i) the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to Letters of Credit issued for the account of all Borrowers and (ii) the Dollar Equivalent of the Revolving Credit Loans advanced to Hexcel, PROVIDED that (a) that the Total Exposure (after giving effect to all amounts requested) shall not at any time exceed the Total Commitment, (b)(i) the U.K. Exposure (after giving effect to all amounts requested) shall not at any time exceed the U.K. Borrowing Base at such time and (ii) the aggregate outstanding amount of Base Rate Loans advanced to the U.K. Borrower PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to Letters of Credit Issued for the account of the U.K. Borrower shall not at any time exceed the U.K. Overdraft Facility Sublimit, (c)(i) the Austrian Exposure (after giving effect to all amounts requested) shall not at any time exceed the Austrian Borrowing Base at such time and (ii) the aggregate outstanding amount of Base Rate Loans advanced to the Austrian Borrower shall not at any time exceed the Austrian Overdraft Facility Sublimit and (d)(i) the German Exposure (after giving effect to all amounts requested) shall not at any time exceed the German Borrowing Base at such time and (ii) the aggregate outstanding amount of Base Rate Loans advanced to the German Borrower shall not at any time exceed the German Overdraft Facility Sublimit. The Revolving Credit Loans shall be made PRO RATA

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                                      -45-

     in accordance with each Lender's Commitment Percentage, PROVIDED, HOWEVER, that notwithstanding anything to the contrary contained herein, with respect to any Revolving Credit Loan made to any Foreign Borrower (including any such Revolving Credit Loan made under any Overdraft Facility), whether denominated in Dollars, Pounds Sterling or Euros, the Commitment Percentage of each Lender shall be fronted by the Fronting Bank (with each Lender hereby agreeing to participate in the risk associated with such Multicurrency Loan in accordance with Section 2.11 hereof). Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the requesting Foreign Borrower that the conditions set forth in Section 10 and Section 11, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and Section 11, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request. Each Base Rate Loan (a) to the U.K. Borrower shall be denominated in Dollars, or, subject to Section 2.10 hereof, in Pounds Sterling or Euros and, in each case, such Base Rate Loan shall be made under the U.K. Overdraft Facility, (b) to the Austrian Borrower shall be denominated in Dollars, or, subject to Section 2.10 hereof, in Euros and, in each case, such Base Rate Loan shall be made under the Austrian Overdraft Facility, and (c) the German Borrower shall be denominated in Dollars, or, subject to Section 2.10 hereof, in Euros and, in each case, such Base Rate Loan shall be made under the German Overdraft Facility. Each Eurocurrency Rate Loan (a) to the U.K. Borrower shall be denominated in Dollars, or, subject to Section 2.10 hereof, in Pounds Sterling or Euros and (b) to the Austrian Borrower or the German Borrower shall be denominated in Dollars, or, subject to Section 2.10 hereof, in Euros. With respect to borrowings under any Overdraft Facility, the prior notice requirements may be waived by the Fronting Bank.

     2.2. COMMITMENT FEE.

     Hexcel agrees to pay to the Administrative Agent for the accounts of the Lenders in accordance with their respective Commitment Percentages a commitment fee (the "COMMITMENT FEE") calculated at the rate per annum of the Applicable Commitment Fee as in effect from time to time from the Closing Date to but excluding the Maturity Date, multiplied by the average daily amounts during each calendar quarter or portion thereof by which the Total Commitment exceeds the sum of (i) the Maximum Drawing Amount, (ii) all Unpaid Reimbursement Obligations, and (iii) the Dollar Equivalent of the outstanding amount of the Revolving Credit Loans during such calendar quarter or portion thereof. The Commitment Fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Maturity Date or any earlier date on which the Commitments shall terminate.

     2.3. REDUCTION OF TOTAL COMMITMENT. The Borrowers shall have the right at any time and from time to time upon three (3) Business Days prior written notice to the Administrative Agent to reduce by $1,000,000 or an integral multiple thereof or to terminate entirely the Total Commitment, whereupon the Commitments of the Lenders shall be reduced PRO RATA in accordance with their respective Commitment Percentages

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                                      -46-

of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrowers delivered pursuant to this
Section 2.3, the Administrative Agent will notify the Lenders of the substance thereof. If the Borrowers reduce or terminate the Total Commitment, Hexcel shall pay to the Administrative Agent a fee in an amount calculated as follows:

               (a) if such repayment or prepayment and reduction or termination is concluded on or prior to the first anniversary of the Closing Date, an amount equal to one percent (1%) of the amount by which the Total Commitment is reduced, as calculated based on the Total Commitment immediately prior to such repayment or prepayment;

               (b) if such repayment or prepayment and reduction or termination is concluded after the first anniversary of the Closing Date but on or prior to the third anniversary of the Closing Date, an amount equal to one-half of one percent (0.50%) of the amount by which the Total Commitment is reduced, as calculated based on the Total Commitment immediately prior to such repayment or prepayment; and

               (c) if such repayment or prepayment and reduction or termination is concluded after the third anniversary of the Closing Date, no fee shall be payable.

     The parties hereto agree that the fees provided for in this Section 2.3 are reasonable and fair estimates of the damages which would be incurred as a result of any reduction or termination of the Total Commitment in accordance with the terms hereof. Upon the effective date of any such reduction or termination, Hexcel shall pay to the Administrative Agent for the respective accounts of the Lenders the full amount of any Commitment Fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

     2.4. THE REVOLVING CREDIT NOTES. (a) The Revolving Credit Loans shall be evidenced by separate promissory notes of the Borrowers in substantially the form of EXHIBIT B-1 hereto (each a "REVOLVING CREDIT NOTE"), dated as of the Closing Date (or such other date on which a Lender may become a party hereto in accordance with Section 14 hereof) and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Lender in a principal amount equal to such Lender's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Lender, plus interest accrued thereon, as set forth below. Each Borrower irrevocably authorizes and requests each Lender to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Lender's Revolving Credit Note, an appropriate notation on such Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Lender's Record or any other loan account maintained by the Administrative Agent shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Lender, but the failure to record, or any error

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                                      -47-

in so recording, any such amount on such Lender's Record shall not limit or otherwise affect the obligations of the Borrowers hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due. Each Revolving Credit Note shall provide that, notwithstanding that such Revolving Credit Note shall be executed by each Borrower, the obligations of each Borrower under such Revolving Credit Note shall be several and not joint.

     (b) The Swing Line Loans shall be evidenced by a promissory note of Hexcel in substantially the form of EXHIBIT B-2 hereto (a "SWING LINE NOTE"), dated as of the Closing Date (or such other date on which a Lender may become a party hereto in accordance with Section 14 hereof) and completed with appropriate insertions. One Swing Line Note shall be payable to the order of the Swing Line Lender in a principal amount equal to $11,500,000 or, if less, the outstanding amount of all Swing Line Loans made by such Swing Line Lender, plus interest accrued thereon, as set forth below. Hexcel irrevocably authorizes and requests the Swing Line Lender to make or cause to be made, at or about the time of the Drawdown Date of any Swing Line Loan or at the time of receipt of any payment of principal on such Swing Line Lender's Swing Line Note, an appropriate notation on such Record reflecting the making of such Swing Line Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Swing Line Loans set forth on such Swing Line Lender's Record or any other loan account maintained by the Administrative Agent shall be PRIMA FACIE evidence of the principal amount thereof owing and unpaid to such Swing Line Lender, but the failure to record, or any error in so recording, any such amount on such Swing Line Lender's Record shall not limit or otherwise affect the obligations of Hexcel hereunder or under any Swing Line Note to make payments of principal of or interest on any Swing Line Note when due.

     2.5. INTEREST ON REVOLVING CREDIT LOANS. Except as otherwise provided in
Section 4.11,

               (a) Each Revolving Credit Loan which is a Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate PLUS the Applicable Margin for Revolving Credit Loans denominated in Dollars, Pounds Sterling or Euros, as the case may be, with respect to Base Rate Loans as in effect from time to time.

               (b) Each Revolving Credit Loan which is a Eurocurrency Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurocurrency Rate determined for such Interest Period PLUS the Applicable Margin for Revolving Credit Loans denominated in Dollars, Pounds Sterling or Euros as the case may be, PLUS, with respect to Eurocurrency Rate Loans made to the U.K. Borrower, Mandatory Costs, with respect to Eurocurrency Rate Loans as in effect from time to time.

     Each Borrower promises to pay interest on each Revolving Credit Loan made to it in arrears on each Interest Payment Date with respect thereto. Interest on the
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                                      -48-

Revolving Credit Loans shall be payable in the currency (i.e., Dollars, Pounds Sterling or Euros, as the case may be) of the underlying Revolving Credit Loan.

     2.6. REQUESTS FOR REVOLVING CREDIT LOANS.

               2.6.1. GENERAL. The applicable Borrower shall give to the Administrative Agent written notice in the form of EXHIBIT C hereto (or telephonic notice confirmed in a writing in the form of EXHIBIT C hereto) of each Revolving Credit Loan requested hereunder (a "LOAN REQUEST") no later than (a) 12:00 p.m. (Hartford time) on the proposed Drawdown Date of any Base Rate Loan and (b) 12:00 p.m. (Hartford time) on the third Business Day prior to the proposed Drawdown Date of any Eurocurrency Rate Loan; PROVIDED that any notice requesting a Revolving Credit Loan be made in Pounds Sterling or Euros must comply with the requirements of this Section
     2.6 and the requirements of an OC Notice pursuant to Section 2.10. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested stated in Dollars, or, subject to Section 2.10, Pounds Sterling or Euros, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan and (iv) the Type of such Revolving Credit Loan. Promptly upon receipt of any such notice, the Administrative Agent shall notify the applicable Lenders thereof. Each Loan Request shall be irrevocable and binding on the applicable Borrower and shall obligate the applicable Borrower to accept the Revolving Credit Loan requested from the Lenders on the proposed Drawdown Date. Each Loan Request with respect to a Base Rate Loan shall be in a minimum aggregate amount of $500,000 or an integral multiple of $100,000 in excess thereof. Each Loan Request with respect to a Eurocurrency Rate Loan shall be in a minimum aggregate amount of $1,000,000 or an integral multiple of $100,000 in excess thereof. With respect to borrowings under any Overdraft Facility, the prior notice requirements and minimum amount requirements may be waived by the Fronting Bank.

               2.6.2. SWING LINE. Notwithstanding the notice and minimum amount requirements set forth in Section 2.6.1 (but subject to the second proviso of this sentence) but otherwise in accordance with the terms and conditions of this Credit Agreement, the Swing Line Lender may, in its sole discretion and without conferring with the Lenders, make Revolving Credit Loans in Dollars to Hexcel in an amount as otherwise requested by Hexcel (each a "SWING LINE LOAN"); PROVIDED that the aggregate amount of all outstanding advances made pursuant to this Section 2.6.2 shall not exceed $11,500,000; PROVIDED FURTHER that the advance of Swing Line Loans by the Swing Line Lender shall not reduce the Swing Line Lender's obligation to lend its Commitment Percentage of the Excess Availability hereunder. Hexcel acknowledges and agrees that the making of such Swing Line Loans shall, in each case, be subject in all respects to the provisions of this Credit Agreement as if they were Revolving Credit Loans covered by a Loan Request including, without limitation, the limitations set forth in Section 2.1 and the requirements that the applicable provisions of Section 10 (in the case of Swing Line Loans made on the Closing Date) and Section 11 be satisfied. All actions taken by the

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                                      -49-

     Swing Line Lender pursuant to the provisions of this Section 2.6.2 shall be conclusive and binding on Hexcel and the Lenders absent the Swing Line Lender's gross negligence or willful misconduct. Swing Line Loans made pursuant to this Section 2.6.2 to Hexcel shall be Base Rate Loans and, prior to a Settlement, interest on such Swing Line Loans shall be for the account of the Swing Line Lender.

     2.7. CONVERSION OPTIONS.

               2.7.1. CONVERSION TO DIFFERENT TYPE OF REVOLVING CREDIT LOAN. Subject to Section 2.1, the applicable Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type denominated in the same currency, PROVIDED that (a) with respect to any such conversion of a Eurocurrency Rate Loan to a Base Rate Loan, the applicable Borrower shall give the Administrative Agent at least two (2) Business Days prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurocurrency Rate Loan, the applicable Borrower shall give the Administrative Agent at least three (3) Business Days prior written notice of such election; (c) with respect to any such conversion of a Eurocurrency Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto and (d) no Revolving Credit Loan may be converted into a Eurocurrency Rate Loan when any Event of Default has occurred and is continuing. On the date on which such conversion is being made each Lender shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurocurrency Lending Office, as the case may be. Subject to the Overdraft Facility Sublimits, all or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, PROVIDED that any partial conversion shall be in an aggregate principal amount of $1,000,000 or an integral multiple of $100,000 in excess thereof. Each Conversion Request relating to the conversion of a Revolving Credit Loan to a Eurocurrency Rate Loan shall be irrevocable by the applicable Borrower.

               2.7.2. CONTINUATION OF TYPE OF REVOLVING CREDIT LOAN. Any Revolving Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the applicable Borrower with the notice provisions contained in Section 2.7.1; PROVIDED that (a) as to any Eurocurrency Rate Loan denominated in Dollars, no such Eurocurrency Rate Loan may be continued as such when any Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Event of Default of which officers of the Administrative Agent active upon the Borrowers' account have actual knowledge; and (b) as to any Eurocurrency Rate Loan (i) denominated in Pounds Sterling or Euros made to the U.K. Borrower, or (ii) denominated in Euros made to the Austrian Borrower or the German Borrower, then, in either case, no such Eurocurrency Rate Loan may be continued as such when any Event of Default

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                                      -50-

     has occurred and is continuing or the provisions of Section 2.10 hereof have not or cannot be met at the time of such continuation but shall be automatically converted to a Eurocurrency Rate Loan having a one (1) month Interest Period on the last day of the then current Interest Period with respect thereto ending during the continuance of any Event of Default of which officers of the Administrative Agent active upon the Borrowers' account have actual knowledge. The Administrative Agent shall notify the Lenders promptly when any such automatic conversion contemplated by this
     Section 2.7 is scheduled to occur.

               2.7.3. EUROCURRENCY RATE LOANS. Any conversion to or from Eurocurrency Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurocurrency Rate Loans having the same Interest Period shall not be less than $1,000,000 or a whole multiple of $100,000 in excess thereof (or, in the case of Eurocurrency Rate Loans denominated in Pounds Sterling or Euros, that whole number which is nearest to the Dollar Equivalent of $1,000,000 or $100,000, as the case may be). With respect to any borrowing of, conversion to or continuation of Eurocurrency Rate Loans, no more than seven (7) Eurocurrency Rate Loans having different Interest Periods may be outstanding at any time to the Borrowers.

     2.8. FUNDS FOR REVOLVING CREDIT LOAN.

               2.8.1. FUNDING PROCEDURES FOR REVOLVING CREDIT LOANS TO HEXCEL. Not later than 3:00 p.m. (Hartford, Connecticut time) on the proposed Drawdown Date of any Revolving Credit Loans denominated in Dollars to be made to Hexcel, each of the Lenders will make available to the Administrative Agent to credit to Hexcel's account in Same Day Funds, the amount of such Lender's Commitment Percentage of the amount of the requested Revolving Credit Loans at the Administrative Agent's Office. Upon receipt from each Lender of such amount, and upon receipt of the documents required by Section 10 and Section 11 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to Hexcel the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Lenders. The failure or refusal of any Lender to make available to the Administrative Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Lender's Commitment Percentage of any requested Revolving Credit Loans.

               2.8.2. ADVANCES BY AGENT FOR REVOLVING CREDIT LOANS TO HEXCEL. The Administrative Agent may, unless notified to the contrary by any Lender prior to a Drawdown Date, assume that such Lender has made available to the Administrative Agent on such Drawdown Date the amount of such Lender's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Administrative Agent may (but it shall not be required

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                                      -51-

     to), in reliance upon such assumption, make available to Hexcel a corresponding amount. If any Lender makes available to the Administrative Agent such amount on a date after such Drawdown Date, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period, times (b) the amount of such Lender's Commitment Percentage of such Revolving Credit Loans, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Lender's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 365. A statement of the Administrative Agent submitted to such Lender with respect to any amounts owing under this paragraph shall be PRIMA FACIE evidence of the amount due and owing to the Administrative Agent by such Lender. If the amount of such Lender's Commitment Percentage of such Revolving Credit Loans is not made available to the Administrative Agent by such Lender within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from Hexcel on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

               2.8.3. FUNDING PROCEDURES FOR REVOLVING CREDIT LOANS TO FOREIGN BORROWERS. Not later than 12:00 noon (Atlanta, Georgia time) on the proposed Drawdown Date of any Revolving Credit Loans that are Eurocurrency Rate Loans to any Foreign Borrower, the Fronting Bank shall make available to such Foreign Borrower or the Administrative Agent, as the case may be, the amount of such Revolving Credit Loans made or to be made on such date corresponding to the aggregate Commitment Percentages of the Lenders. If such amounts are made available to the Administrative Agent, upon receipt from the Fronting Bank of such amount, and upon receipt of the documents required by Section 10 and Section 11 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Administrative Agent will make available to the applicable Foreign Borrower the aggregate amount of such Revolving Credit Loans made available to the Administrative Agent by the Fronting Bank.

               2.8.4. ADVANCES BY AGENT FOR REVOLVING CREDIT LOANS TO FOREIGN BORROWERS. The Administrative Agent may, unless notified to the contrary by the Fronting Bank prior to a Drawdown Date, assume that the Fronting Bank has made available to the Administrative Agent or to the applicable Foreign Borrower on such Drawdown Date the amount of Revolving Credit Loans to be made on such Drawdown Date and the Administrative Agent may (but it shall not be required to), in reliance upon such assumptions, make available to the applicable Foreign Borrower a corresponding amount. If the Fronting Bank makes available to the Administrative Agent such amount on a date after such Drawdown Date, the Fronting Bank shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the

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                                      -52-

     period referred to in clause (c) below, of the Overnight Rate for each day included in such period, TIMES (b) the aggregate amount of such Revolving Credit Loans, TIMES (c) a fraction, the numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Revolving Credit Loans shall become immediately available to the Administrative Agent, and the denominator of which is 365. A statement of the Administrative Agent submitted to the Fronting Bank with respect to any amounts owing under this paragraph shall be PRIMA FACIE evidence of the amount due and owing to the Administrative Agent by such Lender. If the amount of the Revolving Credit Loans is not made available to the Administrative Agent by the Fronting Bank within three (3) Business Days following such Drawdown Date, the Administrative Agent shall be entitled to recover such amount from the applicable Foreign Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

     2.9. SETTLEMENTS.

               2.9.1. GENERAL. Upon demand by the Swing Line Lender (a "SETTLEMENT DATE") which shall be made no less frequently than every other week, the Administrative Agent shall, not later than 11:00 a.m. (Hartford time), give telephonic or facsimile notice (a) to the Lenders and the Borrowers of the respective outstanding amount of Swing Line Loans made by the Swing Line Lender on behalf of the Lenders from the immediately preceding Settlement Date through the close of business on the prior day and the amount of any Eurocurrency Rate Loans to be made (following the giving of notice pursuant to Section 2.6.1(b) or (c)) on such date pursuant to a Loan Request, if any, and (b) to the Lenders of the amount (a "SETTLEMENT Amount") that each Lender (a "SETTLING LENDER") shall pay (or receive) to effect a Settlement of any Revolving Credit Loan. A statement of the Administrative Agent submitted to the Lenders and the applicable Borrowers or to the Lenders with respect to any amounts owing under this
     Section 2.9 shall be PRIMA FACIE evidence of the amount due and owing. Each Settling Lender shall, not later than 3:00 p.m. (Hartford time) on such Settlement Date for any Revolving Credit Loan, effect a wire transfer of Same Day Funds to the Administrative Agent in the amount of the Settlement Amount for such Settling Lender. All funds advanced by any Lender as a Settling Lender pursuant to this Section 2.9 shall for all purposes be treated as a Revolving Credit Loan made by such Settling Lender to the Borrowers and all funds received by any Lender pursuant to this Section 2.9 shall for all purposes be treated as repayment of amounts owed with respect to Revolving Credit Loans made by such Lender. In the event that any bankruptcy, reorganization, liquidation, receivership or similar cases or proceedings in which any Borrower is a debtor prevent a Settling Lender from making any Revolving Credit Loan to effect a Settlement as contemplated hereby, such Settling Lender will make such dispositions and arrangements with the other Lenders with respect to such Revolving Credit Loans, either by way of purchase of participations, distribution, PRO TANTO

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                                      -53-

     assignment of claims, subrogation or otherwise as shall result in each Lender's share of the outstanding Revolving Credit Loans being equal, as nearly as may be, to such Lender's Commitment Percentage of the outstanding amount of the Revolving Credit Loans.

               2.9.2. FAILURE TO MAKE FUNDS AVAILABLE. The Administrative Agent may, unless notified to the contrary by any Settling Lender prior to a Settlement Date, assume that such Settling Lender has made or will make available to the Administrative Agent on such Settlement Date the amount of such Settling Lender's Settlement Amount, and the Administrative Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Swing Line Lender a corresponding amount. If any Settling Lender makes available to the Administrative Agent such amount on a date after such Settlement Date, such Settling Lender shall pay to the Administrative Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the Overnight Rate for each day included in such period, times (b) the amount of such Settlement Amount, times (c) a fraction, the numerator of which is the number of days that elapse from and including such Settlement Date to the date on which the amount of such Settlement Amount shall become immediately available to the Administrative Agent, and the denominator of which is 360. A statement of the Administrative Agent submitted to such Settling Lender with respect to any amounts owing under this Section 2.9.2 shall be prima facie evidence of the amount due and owing to the Administrative Agent by such Settling Lender. If such Settling Lender's Settlement Amount is not made available to the Administrative Agent by such Settling Lender within three (3) Business Days following such Settlement Date, the Administrative Agent shall be entitled to recover such amount from the Borrowers on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans as of such Settlement Date and Hexcel's outstanding Swing Line Loans shall be reduced by such amount.

               2.9.3. NO EFFECT ON OTHER LENDERS. The failure or refusal of any Settling Lender to make available to the Administrative Agent at the aforesaid time and place on any Settlement Date the amount of such Settling Lender's Settlement Amount shall not (a) relieve any other Settling Lender from its several obligation hereunder to make available to the Administrative Agent the amount of such other Settling Lender's Settlement Amount or (b) impose upon any Lender, other than the Settling Lender so failing or refusing, any liability with respect to such failure or refusal or otherwise increase the Commitment of such other Lender.

     2.10. OPTIONAL CURRENCY.

               2.10.1. REQUEST FOR OPTIONAL CURRENCY. Subject to the limitations set forth in Section 2.1., any Foreign Borrower may, upon at least three
     (3) Business Days' notice to the Administrative Agent (an "OC NOTICE"), request that one or more Revolving Credit Loans be made in Pounds Sterling or Euros, PROVIDED that any Eurocurrency Rate Loan proposed to be made under this Section 2.10.1 shall be in an

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                                      -54-

     amount not less than the Pounds Sterling Equivalent or Euro Equivalent, as applicable, of $1,000,000, or a greater amount which is an integral multiple of $100,000. Each OC Notice requesting a Revolving Credit Loan in Pounds Sterling or Euros, as the case may be, shall be by written notice (or telephonic notice confirmed in writing by the applicable Borrower), specifying (a) the Revolving Credit Loan to be made, (b) the requested Drawdown Date of the proposed borrowing of such Revolving Credit, (c) the requested currency in which the Revolving Credit Loan is to be made, and
     (d) the initial Interest Period for the Revolving Credit Loan to be borrowed. If the Fronting Bank, on or prior to any Drawdown Date, determines (which determination shall be conclusive) that Pounds Sterling or Euros, as requested, is not freely transferable and convertible into Dollars or that it will be impracticable for the Fronting Bank to fund the Revolving Credit Loan in such currency, then the Fronting Bank shall immediately so notify the Administrative Agent, which notification shall be given immediately by the Administrative Agent to the applicable Foreign Borrower, and the requested Revolving Credit Loan shall instead be denominated in Dollars. Subject to the foregoing and to the satisfaction of the terms and conditions of Section 10 (in the case of such Revolving Credit Loans to be made on the Closing Date) and Section 11, each Revolving Credit Loan requested to be made in Pounds Sterling or Euros, as applicable, will be made on the Drawdown Date specified therefor in the OC Notice, in the currency requested in the OC Notice and, upon being so made, will have the Interest Period requested in the OC Notice. With respect to borrowings under any Overdraft Facility, the prior notice requirements may be waived by the Fronting Bank.

               2.10.2. EXCHANGE RATE. For purposes of this Credit Agreement the amount in either Pounds Sterling or Euros which shall be equivalent on any particular date to a specified amount in the other of Pounds Sterling or Euros shall be that amount (as conclusively ascertained by the Administrative Agent by its normal banking practices, absent manifest error) in the first currency which is or could be purchased by the Administrative Agent (in accordance with normal banking practices) with such specified amount in the second currency in any recognized Eurocurrency Interbank Market selected by the Administrative Agent in good faith for delivery on such date at the spot rate of exchange prevailing at 10:00 a.m. (London time) (or as soon thereafter as practicable) on such date.

               2.10.3. MULTIPLE DENOMINATIONS. In the event that any portion of the funds available under the terms of this Credit Agreement is denominated in Dollars and/or in one or more of Pounds Sterling or Euros, the Dollar Equivalent of such portion of the funds shall be calculated pursuant to the definition of "Dollar Equivalent". The amount so determined shall then be added to the amount already outstanding in Dollars for the purpose of determining the remaining availability of funds under Section 2.1 and
     Section 2.10.1 hereof and any required repayments under the following
     Section 2.13 as a result of fluctuations in respective currency conversion rates.

               2.10.4. FUNDING. The Fronting Bank (or, after a Lender has purchased its interest in any Fronted Loan, such Lender) may make any Revolving Credit Loan denominated in Dollars, Pounds Sterling or Euros by causing its Eurocurrency Lending Office or any of its foreign branches or foreign affiliate to make such Revolving Credit Loan (whether or not such lending office, branch or affiliate is named as a lending office on the signature pages hereof); PROVIDED that in such event the obligation of the applicable Foreign Borrower to repay such Revolving Credit Loan shall nevertheless be to such Lender and shall, for all purposes of this Credit Agreement (including without limitation for purposes of the definition of the term "Required Lenders") be deemed made by such Lender to the extent of such Revolving Credit Loan, for the account of such applicable lending office, branch or affiliate.

     2.11. FRONTING PROVISIONS.

               2.11.1. APPLICATION OF INTEREST PAYMENTS FOR MULTICURRENCY LOANS. As promptly as is practicable following each date upon which the Administrative Agent or, with respect to Base Rate Loans advanced under any Overdraft Facility, the Fronting Bank receives a payment of interest under this Credit Agreement on account of any Multicurrency Loans denominated in Dollars, Pounds Sterling or Euros made to any Foreign Borrower, the Administrative Agent shall distribute to the Fronting Bank such amount (except when the Fronting Bank has received such amount directly from any Foreign Borrower). In consideration of the agreement of the Lenders to purchase participating interests in any Multicurrency Loans, the Fronting Bank hereby agrees to pay to the Administrative Agent, for the ratable accounts of each Lender or, if approved by Administrative Agent, directly to each Lender, a risk participation fee in an amount equal to (i) the proceeds received by the Fronting Bank in the currency of such interest payment or from a conversion of such currency to Dollars, as determined by such Lender, of the Applicable Margin portion of such interest payment (other than any such proceeds payable for the account of any Delinquent Bank, which proceeds shall be retained by the Fronting Bank for its own account) MINUS (ii) 0.125% of such proceeds received by the Fronting Bank in such currency or from such conversion to Dollars, as applicable; PROVIDED, HOWEVER, that with respect to each Lender which has funded the purchase of participating interests in the extensions of credit on account of which such interest was paid pursuant to Section 2.11.2, the Fronting Bank shall instead pay to the Administrative Agent, for the account of such Lender which has so funded such purchase or, if approved by Administrative Agent, directly to each Lender, the amount equal to such Lender's Commitment Percentage of the proceeds received by the Fronting Bank in such currency or from such conversion, as applicable. Such amount shall be payable to the Administrative Agent or Lender as applicable in Dollars, Pounds Sterling, or Euros, as the case may be, promptly upon receipt by the Fronting Bank of a distribution of such interest payment from the Administrative Agent or the applicable Borrower or from the proceeds of such conversion, as the case may be.

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                                      -56-

               2.11.2. CURRENCY CONVERSIONS AND CONTINGENT FUNDING AGREEMENT.
     (a) Each of the Lenders hereby unconditionally and irrevocably agrees to purchase (in Dollars, or at the Fronting Bank's option with respect to Revolving Credit Loans denominated in Pounds Sterling or Euros, in Pounds Sterling or Euros, as the case may be) an undivided participating interest in its ratable share, determined by reference to its Commitment Percentage, of all Revolving Credit Loans denominated in Dollars, Pounds Sterling or Euros made by the Fronting Bank, as the Administrative Agent may at any time request PROVIDED that:

                       (i) the Administrative Agent and the Fronting Bank hereby agree that, unless an Event of Default has occurred and is continuing, such Persons will not request any such purchase of participating interests; and

                       (ii) in the event that any Event of Default specified in Sections 12.1(f) or (g) shall have occurred with respect to the Borrowers, at the option of the Fronting Bank and Administrative Agent, each Lender shall be deemed to have purchased, automatically and without request, such participating interest in the Revolving Credit Loans denominated in Dollars, Pounds Sterling or Euros made by the Fronting Bank to the applicable Foreign Borrower.

               Any such request shall be made in writing to each Lender and shall specify the amount of Dollars, Pounds Sterling or Euros, as applicable, (based upon the actual exchange rate at which the Administrative Agent anticipates being able to obtain the relevant currency on the relevant date, with any excess payment being refunded to the Lenders and any deficiency remaining payable by the Lenders) required from such Lender in order to effect the purchase by such Lender of a participating interest in the amount equal to its Commitment Percentage times the aggregate then outstanding principal amount (in Dollars, Pounds Sterling or Euros, as the case may be) of the Revolving Credit Loans denominated in Dollars, Pounds Sterling or Euros which have been fronted by the Fronting Bank. Promptly upon receipt of such request, each Lender shall deliver to the Administrative Agent or Fronting Bank (in immediately available funds) the amount so specified by the Administrative Agent. The Administrative Agent shall convert such amounts into the relevant currency, as applicable, and shall promptly deliver the proceeds of such conversion to the Fronting Bank in immediately available funds. Promptly following receipt thereof, the Fronting Bank will deliver to each Lender (through the Administrative Agent) a certificate setting forth the amount of the Revolving Credit Loans purchased by such Lender, dated the date of receipt of such funds and in such amount. From and after such purchase, (a)(i) all Base Rate Loans shall continue as Base Rate Loans, and (ii) all outstanding Eurocurrency Rate Loans (whether denominated in Dollars, Pounds Sterling or Euros and including those Revolving Credit Loans advanced by the Fronting Bank) shall be deemed to have been converted into Eurocurrency Rate Loans denominated in the relevant currency with a one (1) month Interest Period (with such conversion constituting, for purposes of Section 4.10, the making of a payment of a Eurocurrency Rate Loan prior to the expiration of

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                                      -57-

     the relevant Interest Period, as applicable), and (b) all amounts from time to time accruing, and all amounts from time to time payable, on account of such Revolving Credit Loans (including any interest and other amounts which were accrued but unpaid on the date of such purchase) shall be payable in the relevant currency and shall be distributed in the relevant currency or, at the request of any Lender, in Dollars (after the conversion of such currency into Dollars), by the Administrative Agent to the Lenders, on account of such participating interests. Notwithstanding anything to the contrary contained in this Section 2.11, the failure of any Lender to purchase its participating interest in any Revolving Credit Loans shall not relieve any other Lender of its obligations hereunder to purchase its participating interest in a timely manner, but no Lender shall be responsible for the failure of any other Lender to purchase the participating interest to be purchased by such other Lenders on any date.

               (b) If any amount required to be paid by any Lender pursuant to Section 2.11.2(a) is not paid to the Administrative Agent within one (1) Business Day following the date upon which such Lender receives a request from the Administrative Agent that such Lender fund its participating interest relating to such Revolving Credit Loan, such Lender shall pay to the Administrative Agent on demand an amount equal to the product of (i) such amount, times (ii) the average daily Overnight Rate, as quoted by the Administrative Agent, during the period from and including the date such payment is required to be made to the date on which such payment is immediately available to the Administrative Agent, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any Lender pursuant to Section 2.11.2(a) is not in fact made available to the Administrative Agent within three (3) Business Days following the date upon which such Lender receives a request from the Administrative Agent that such Lender fund its participating interest relating to such Revolving Credit Loan, the Administrative Agent shall be entitled to recover from the applicable Foreign Borrower, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Revolving Credit Loans which are Base Rate Loans. A certificate from the Administrative Agent submitted to any Lender with respect to any amounts owing under this Section 2.11.2(b) shall be conclusive in the absence of manifest error. Amounts payable by any Lender pursuant to this Section 2.11.2(b) shall be paid to the Administrative Agent, for the account of the Fronting Bank; PROVIDED that, if the Administrative Agent (in its sole discretion) has elected to fund on behalf of such Lender the amounts owing to the Fronting Bank then the amounts shall be paid to the Administrative Agent, for its own account.

               (c) Whenever, at any time after the Fronting Bank has received from any Lender such Lender's participating interest in a Revolving Credit Loan pursuant to Section 2.11.2(b) above, the Fronting Bank receives any payment on account thereof, such Fronting Bank will distribute to the Administrative Agent, for the account of such Lender, such Lender's participating interest in such amount

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                                      -58-

     (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded) in like funds received, or at the request of such Lender, in Dollars (at the then-applicable Exchange Rate); PROVIDED, HOWEVER, that in the event that any such payment received by the Fronting Bank is required to be returned, such Lender will return to the Fronting Bank any portion thereof previously distributed by the Fronting Bank to the Lender in like funds as such payment is required to be returned by the Fronting Bank.

               (d) Each Lender's obligation to purchase participating interests pursuant to this Section 2.11 shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any set-off, counterclaim, recoupment, defense or other right which such Lender may have against the Fronting Bank, any Borrower or any other Person for any reason whatsoever; (ii) the occurrence and continuation of any Default or Event of Default; (iii) any adverse change in the condition (financial or otherwise) of any Person party hereto; (iv) any breach of any of the Loan Documents by any Person; or (v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

               2.11.3. RESIGNATION OF FRONTING BANK. The Fronting Bank may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Fronting Bank. Unless a Default or Event of Default shall have occurred and be continuing, such successor Fronting Bank shall be reasonably acceptable to the Borrowers. If no successor Fronting Bank shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Fronting Bank's giving of notice of resignation, then the retiring Fronting Bank may, on behalf of the Lenders, appoint a successor Fronting Bank which shall be a financial institution having a rating of not less than A or its equivalent by Standard & Poor's Ratings Group. Upon the acceptance of any appointment as Fronting Bank hereunder by a successor Fronting Bank such successor Fronting Bank shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Fronting Bank and the retiring Fronting shall be discharged from its duties and obligations hereunder. After any retiring Fronting Bank's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Fronting Bank.

     2.12. CHANGE IN BORROWING BASE. Each of the Domestic Borrowing Base, the U.K. Borrowing Base, the Austrian Borrowing Base and the German Borrowing Base shall be determined monthly (or at such other interval as may be specified pursuant to Section 7.4(f)) by the Administrative Agent by reference to the Borrowing Base Report, commercial finance examinations and collateral audit reports, and the appraisals of Eligible Inventory delivered to the Lenders and the Administrative Agent pursuant to

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                                      -59-

Sections 7.9.2 and 7.9.3 and other information obtained by or provided to the Administrative Agent. The Administrative Agent shall give to the Borrowers written notice of any change in the Domestic Borrowing Base, the U.K. Borrowing Base, the Austrian Borrowing Base or the German Borrowing Base, as the case may be, determined by the Administrative Agent.

     2.13. REPAYMENT OF THE REVOLVING CREDIT LOANS.

               2.13.1. MATURITY. Each Borrower promises to pay on the Maturity Date, and there shall become absolutely due and payable on the Maturity Date, all of the Revolving Credit Loans outstanding to such Borrower on such date, together with any and all accrued and unpaid interest thereon.

               2.13.2. MANDATORY REPAYMENTS OF REVOLVING CREDIT LOANS.

               (a) If at any time the Dollar Equivalent of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Total Commitment at such time, then the Borrowers shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders and the Fronting Bank for application: first, to any Swing Line Loans outstanding, second, to any Unpaid Reimbursement Obligations; third, to the Revolving Credit Loans which are Fronted Loans; fourth, to all other Revolving Credit Loans; and fifth, to provide to the Issuing Bank cash collateral for Reimbursement Obligations as contemplated by Section 3.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note or loan account, as the case may be, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

               (b) If at any time the Domestic Exposure exceeds the Domestic Gross Availability at such time, then Hexcel shall immediately pay the amount of such excess to the Administrative Agent for the respective accounts of the Lenders for application: first, to any Swing Line Loans outstanding, second, to any Unpaid Reimbursement Obligations; third, to all other Revolving Credit Loans advanced to Hexcel; and fourth, to provide to the Issuing Bank cash collateral for Reimbursement Obligations as contemplated by Section 3.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note or loan account, as the case may be, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

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                                      -60-

               (c) If at any time (i) the U.K. Exposure exceeds the U.K. Borrowing Base at such time or (ii) the aggregate outstanding amount of Base Rate Loans advanced to the U.K. Borrower PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to Letters of Credit Issued for the account of the U.K. Borrower exceeds the U.K. Overdraft Facility Sublimit, then the U.K. Borrower shall immediately pay the amount of such excess to the Administrative Agent or the applicable Lender for the respective accounts of the applicable Lenders and the Fronting Bank for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans advanced to the U.K. Borrower which are Fronted Loans; third, to all other Revolving Credit Loans advanced to the U.K. Borrower; and fourth, to provide to the Issuing Bank cash collateral for Reimbursement Obligations as contemplated by
     Section 3.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note or loan account, as the case may be, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

               (d) If at any time (i) the Austrian Exposure (after giving effect to all amounts requested) exceeds the Austrian Borrowing Base at such time, or (ii) the aggregate outstanding amount of Base Rate Loans advanced to the Austrian Borrower exceeds the Austrian Overdraft Facility Sublimit, then the Austrian Borrower shall immediately pay the amount of such excess to the Administrative Agent or the applicable Lender for the respective accounts of the applicable Lenders and the Fronting Bank for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans advanced to the Austrian Borrower which are Fronted Loans; third, to all other Revolving Credit Loans advanced to the Austrian Borrower; and fourth, to provide to the Issuing Bank cash collateral for Reimbursement Obligations as contemplated by Section 3.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note or loan account, as the case may be, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

               (e) If at any time (i) the German Exposure (after giving effect to all amounts requested) exceeds the German Borrowing Base at such time, or (ii) the aggregate outstanding amount of Base Rate Loans advanced to the German Borrower exceeds the German Overdraft Facility Sublimit, then the German Borrower shall immediately pay the amount of such excess to the Administrative Agent or the applicable Lender for the respective accounts of the applicable Lenders and the Fronting Bank for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans advanced to

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                                      -61-

     the German Borrower which are Fronted Loans; third, to all other Revolving Credit Loans advanced to the German Borrower; and fourth, to provide to the Issuing Bank cash collateral for Reimbursement Obligations as contemplated by Section 3.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the Lenders, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Lender's Revolving Credit Note or loan account, as the case may be, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion.

               2.13.3. OPTIONAL REPAYMENTS OF REVOLVING CREDIT LOANS. The Borrowers shall have the right, at their election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, PROVIDED that any full or partial prepayment of the outstanding amount of any Eurocurrency Rate Loans pursuant to this
     Section 2.13.3 may be made only on the last day of the Interest Period relating thereto unless breakage costs incurred by the Lenders in connection therewith are paid by the Borrowers in accordance with Section
     4.10. The applicable Borrower shall give the Administrative Agent, no later than 10:00 a.m. (Hartford time), at least (a) one (1) Business Days prior written notice of any proposed prepayment pursuant to this Section 2.13.3 of Base Rate Loans, and (b) three (3) Business Days notice of any proposed prepayment pursuant to this Section 2.13.3 of Eurocurrency Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $1,000,000, (or the Pounds Sterling Equivalent or the Euro Equivalent, as applicable, in the case of Revolving Credit Loans denominated in Pounds Sterling or Euros) shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the applicable Borrower, FIRST to the principal of Base Rate Loans which are Fronted Loans, SECOND to the principal of all other Base Rate Loans, THIRD to the principal of Eurocurrency Rate Loans which are Fronted Loans and FOURTH to the principal of all other Eurocurrency Rate Loans. Each partial prepayment shall be allocated among the Lenders and the Fronting Bank, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Lender's Revolving Credit Note or loan account, as the case may be, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion. With respect to borrowings under any Overdraft Facility, the prior notice requirements may be waived by the Fronting Bank.

               2.13.4. AUSTRIAN BORROWER. The parties hereto agree that the place of performance (ERFULLUNGSORT) for all rights and obligations under this Credit Agreement shall be New York, New York or any other place outside the Republic of Austria chosen by the Administrative Agent in accordance with this Credit Agreement.

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                                      -62-

                              3. LETTERS OF CREDIT.

     3.1. LETTER OF CREDIT COMMITMENTS.

               3.1.1. COMMITMENT TO ISSUE LETTERS OF CREDIT; LC GUARANTY. (i) Subject to the terms and conditions hereof and the execution and delivery by any Borrower of a letter of credit application on the Issuing Bank's customary form (a "LETTER OF CREDIT APPLICATION"), the Issuing Bank agrees, in its individual capacity, to issue, extend and renew for the account of such Borrower one or more standby or documentary letters of credit and, in the case of the U.K. Borrower, bonds and guarantees (individually, a "LETTER OF CREDIT"), denominated in Dollars or Pounds Sterling or Euros, as applicable, in such form as may be requested from time to time by such Borrower and agreed to by the Issuing Bank and Administrative Agent; PROVIDED, HOWEVER, that, after giving effect to such request, (a) the sum of the aggregate Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $50,000,000 at any one time, (b) the sum of
     (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations and (iii) the Dollar Equivalent of the outstanding amount of all Revolving Credit Loans shall not exceed the Total Commitment at any time, and (c)(i) the Domestic Exposure (after giving effect to all amounts requested) shall not at any time exceed the Domestic Gross Availability at such time, (ii)(A) the U.K. Exposure (after giving effect to all amounts requested) shall not at any time exceed the U.K. Borrowing Base at such time and (B) the aggregate outstanding amount of Base Rate Loans advanced to the U.K. Borrower PLUS the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to Letters of Credit Issued for the account of the U.K. Borrower shall not at any time exceed the U.K. Overdraft Facility Sublimit, (iii)(A) the Austrian Exposure (after giving effect to all amounts requested) shall not at any time exceed the Austrian Borrowing Base at such time and (B) the aggregate outstanding amount of Base Rate Loans advanced to the Austrian Borrower shall not at any time exceed the Austrian Overdraft Facility Sublimit, and (iv)(A) the German Exposure (after giving effect to all amounts requested) shall not at any time exceed the German Borrowing Base at such time and (B) the aggregate outstanding amount of Base Rate Loans advanced to the German Borrower shall not at any time exceed the German Overdraft Facility Sublimit.

               (ii) The Administrative Agent agrees, on behalf of the Lenders and in reliance upon the agreement of the Lenders set forth in subsection
     3.1.4 below and upon the representations and warranties of the Credit Parties contained herein, to enter into an LC Guaranty with the Issuing Bank, if the Issuing bank so requires, to support the reimbursement obligations of the Borrowers with respect to any Letter of Credit.

               (iii) Payments by Lenders hereunder will be made to the Administrative Agent or the Issuing Bank in the currency in which the

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                                      -63-

     Administrative Agent or the Issuing Bank made payment in respect of such Letter of Credit.

               3.1.2. LETTER OF CREDIT APPLICATIONS. Each Letter of Credit Application shall be completed to the satisfaction of the Issuing Bank and Administrative Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

               3.1.3. TERMS OF LETTERS OF CREDIT. Each Letter of Credit issued, extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirmer or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Maturity Date, PROVIDED that (i) each standby Letter of Credit (including any bonds or guarantees issued for the account of the U.K. Borrower) shall have an expiry date no later than 365 days after the issuance, extension or renewal of such Letter of Credit and may provide for customary evergreen renewals thereof for additional 365-day periods, and (ii) each documentary Letter of Credit shall have an expiry date no later than 180 days after the issuance, extension or renewal of such Letter of Credit. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Issuing Bank in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit (the "UNIFORM CUSTOMS") or, in the case of a standby Letter of Credit, either the Uniform Customs or the International Standby Practices (ISP98), International Chamber of Commerce Publication No. 590, or any successor code of standby letter of credit practices among banks adopted by the Issuing Bank in the ordinary course of its business as a standby letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

               3.1.4. REIMBURSEMENT OBLIGATIONS OF LENDERS; PARTICIPATION IN LC GUARANTY. (i) Each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Commitment Percentage, to reimburse the Administrative Agent, for the account of the Issuing Bank, on demand for the amount of each draft paid by the Issuing Bank under each Letter of Credit to the extent that such amount is not reimbursed by applicable Borrower pursuant to Section 3.2 (such agreement for a Lender being called herein the "LETTER OF CREDIT PARTICIPATION" of such Lender).

               (ii) By the issuance of the LC Guaranty by the Administrative Agent, and without any further action on the part of the Administrative Agent, the Administrative Agent hereby grants to each Lender, and each Lender hereby

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                                      -64-

     acquires from the Administrative Agent, a participation in the LC Guaranty equal to such Lender's Commitment Percentage of the aggregate amount guaranteed under the LC Guaranty. In the event the Administrative Agent is required to make any payment to the Issuing Bank under the LC Guaranty, each Lender hereby absolutely and unconditionally agrees to pay to the Administrative Agent such Lender's Commitment Percentage of each such payment made by the Administrative Agent and not reimbursed by the applicable Borrowers pursuant Section 3.2, or of any reimbursement payment required to be refunded to the applicable Borrower for any reason, and each Lender severally agrees that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Lender's Commitment Percentage, to reimburse the Administrative Agent on demand for such payment. In the event that no LC Guaranty is issued with respect to any Letter of Credit each Lender hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Lender's Commitment Percentage of the Maximum Drawing Amount under such Letter of Credit.

               3.1.5. PARTICIPATIONS OF LENDERS. Each such payment made by a Lender shall be made in the currency in which such payment was made by the Issuing Bank and/or the Administrative Agent or, at the Administrative Agent's option, in Dollars, and shall be treated as the purchase by such Lender of a participating interest in the applicable Borrowers' Reimbursement Obligation under Section 3.2 in an amount equal to such payment. Each Lender shall share in accordance with its participating interest in any interest which accrues pursuant to Section 3.2.

     3.2. REIMBURSEMENT OBLIGATION OF THE BORROWER. In order to induce the Issuing Bank to issue, extend and renew each Letter of Credit, the Administrative Agent to enter into the LC Guaranty with the Issuing Bank and the Lenders to participate therein, each Borrower hereby agrees to reimburse or pay to the Administrative Agent or the Issuing Bank, for the account of the Issuing Bank or (as the case may be) the Administrative Agent or the applicable Lenders, with respect to each Letter of Credit issued, extended or renewed by the Issuing Bank hereunder,

               (a) except as otherwise expressly provided in Section 3.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Issuing Bank, or the Issuing Bank otherwise makes a payment with respect thereto or the Administrative Agent shall make any payment under the LC Guaranty, (i) the amount paid by the Issuing Bank or the Administrative Agent, as the case may be, under or with respect to such Letter of Credit, and (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Issuing Bank, the Administrative Agent or any Lender in connection with any payment made by the Issuing Bank, the Administrative Agent or any Lender under, or with respect to, such Letter of Credit,

               (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an

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                                      -65-

     amount equal to such difference, which amount shall be held by the Administrative Agent for the benefit of the Issuing Bank, the Administrative Agent and Lenders as cash collateral for all Reimbursement Obligations, and

               (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with Section 12, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Administrative Agent for the benefit of the Issuing Bank, the Administrative Agent and Lenders as cash collateral for all Reimbursement Obligations.

Each Borrower is responsible for payment in respect of Letters of Credit issued for such Borrower's account. Each such payment shall be made to the Administrative Agent at the Administrative Agent's Office or, as applicable by the U.K. Borrower, to the Issuing Bank, in immediately available funds. Interest on any and all amounts remaining unpaid by applicable Borrower under this
Section 3.2 at any time from the date such amounts become due and payable (whether as stated in this Section 3.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Administrative Agent on demand at the rate specified in Section 4.11 for overdue principal on the Revolving Credit Loans.

     3.3. LETTER OF CREDIT PAYMENTS. If any draft shall be presented or other demand for payment shall be made under any Letter of Credit, the Issuing Bank shall notify the applicable Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the applicable Borrower fails to reimburse the Issuing Bank as provided in Section 3.2 on or before the date that such draft is paid or other payment is made by the Issuing Bank, the Issuing Bank may at any time thereafter notify the Administrative Agent of the amount of any such Unpaid Reimbursement Obligation and the Administrative Agent shall notify the Lenders thereof. Subject to Section 2.1 hereof, the applicable Borrower shall be entitled to reimburse the Issuing Bank for any Unpaid Reimbursement Obligations by applying funds from Revolving Credit Loans hereunder. The Administrative Agent shall also be entitled to reimburse the Issuing Bank for any Unpaid Reimbursement Obligation by causing the debit of any account maintained by the Borrowers or any of their Subsidiaries with the Administrative Agent or any other institution with which the Administrative Agent shall have entered into an agency account agreement (it being understood and agreed that, notwithstanding anything in this Credit Agreement or any of the other Loan Document to the contrary, cash or depository accounts of any Foreign Subsidiary (including any Foreign Borrower) will not serve at any time, directly or indirectly, to collateralize the obligations of Hexcel or any Domestic Subsidiary, and, in addition, the cash or depositary accounts of a Foreign Subsidiary will only serve to collateralize the obligations of another Foreign Borrower if such Foreign Subsidiary is owned by such Foreign Borrower). No later than 3:00 p.m. (Hartford time) on the Business Day next following the receipt of such notice, (i) the Administrative Agent, as guarantor under the LC Guaranty, shall make available to the Issuing Bank at the Administrative Agent's Office, in immediately available funds, the

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                                      -66-

amount of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause
(c) below, of the weighted average Overnight Rate for each day included in such period, TIMES (b) the amount equal to such Unpaid Reimbursement Obligation, TIMES (c) a fraction, the numerator of which is the number of days that elapse from and including the date the Issuing Bank paid the draft presented for honor or otherwise made payment to the date on which such Unpaid Reimbursement Obligation shall become immediately available to the Issuing Bank, and the denominator of which is 360 and (ii) each Lender shall make available to the Administrative Agent, at the Administrative Agent's Office, in immediately available funds, such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average Overnight Rate for each day included in such period, TIMES (b) the amount equal to such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation, TIMES (c) a fraction, the numerator of which is the number of days that elapse from and including the date the Issuing Bank paid the draft presented for honor or otherwise made payment to the date on which such Lender's Commitment Percentage of such Unpaid Reimbursement Obligation shall become immediately available to the Issuing Bank, and the denominator of which is 360. The responsibility of the Issuing Bank to the Borrowers, the Administrative Agent and the Lenders shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     3.4. OBLIGATIONS ABSOLUTE. The Borrowers' obligations under this Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which any Borrower may have or have had against the Issuing Bank, the Administrative Agent, any Lender or any beneficiary of a Letter of Credit. Each Borrower further agrees with the Issuing Bank, the Administrative Agent and the Lenders that the Issuing Bank, the Administrative Agent and the Lenders shall not be responsible for, and each Borrower's Reimbursement Obligations under
Section 3.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among any Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of any Borrower against the beneficiary of any Letter of Credit or any such transferee. The Issuing Bank, the Administrative Agent and the Lenders shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. Each Borrower agrees that any action taken or omitted by the Issuing Bank, the Administrative Agent or any Lender under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith and absent gross negligence and willful misconduct, shall be binding upon such Borrower and shall

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                                      -67-

not result in any liability on the part of the Issuing Bank, the Administrative Agent or any Lender to such Borrower.

     3.5. RELIANCE BY ISSUER. To the extent not inconsistent with Section 3.4, the Issuing Bank shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Issuing Bank. The Issuing Bank shall be fully justified in failing or refusing to take any action under this Credit Agreement unless it shall first have received such advice or concurrence of the Required Lenders as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Issuing Bank shall in all cases be fully protected in acting, or in refraining from acting, under this Credit Agreement in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Lenders and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

     3.6. LETTER OF CREDIT FEE. The Borrowers shall pay a fee (in each case, a "LETTER OF CREDIT FEE") to the Administrative Agent, though its Treasury and International Services Group or, as applicable by the U.K. Borrower, to the Issuing Bank, in respect of each Letter of Credit outstanding an amount equal to the Applicable Margin for Eurocurrency Loans denominated in the currency of such Letter of Credit per annum of the available amount of such Letter of Credit, which Letter of Credit Fee, in each case, shall be for the accounts of the Lenders in accordance with their respective Commitment Percentages. In respect of each Letter of Credit, the applicable Borrower shall also pay to the Issuing Bank for the Issuing Bank's own account a fronting fee (in each case, the "FRONTING FEE") calculated at the per annum rate of 0.125% of the Maximum Drawing Amount under such Letter of Credit and, at such other time or times as such charges are customarily made by the Issuing Bank, the Issuing Bank's customary issuance, amendment, negotiation or document examination and other administrative fees as in effect from time to time. The Letter of Credit Fee, the Fronting Fee and any other fees payable under this Section 3.6 shall be payable in the currency of the applicable Letter of Credit or, at the option of the Administrative Agent, in Dollars. All fees under this Section 3.6 shall be due and payable on the first Business Day of each month in arrears or as advised by the Administrative Agent or Issuing Bank, as applicable.

                         4. CERTAIN GENERAL PROVISIONS.

     4.1. CLOSING FEE. Hexcel agrees to pay to the Administrative Agent on the Closing Date an underwriting fee and a structuring fee (the "CLOSING FEE") in the amount and at the times specified in the Fee Letter.

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                                      -68-

     4.2. ADMINISTRATIVE AGENT'S FEE. Hexcel agrees to pay to the Administrative Agent, for the Administrative Agent's own account, an agency fee (the "ADMINISTRATIVE AGENT'S FEE") in the amount and at the times specified in the Fee Letter.

     4.3. FUNDS FOR PAYMENTS.

               4.3.1. PAYMENTS TO ADMINISTRATIVE AGENT. All payments of principal and interest on Revolving Credit Loans and all Reimbursement Obligations which are denominated in Dollars and all Fees (except payments of principal and interest on any Overdraft Facility, Letter of Credit Fees and Fronting Fees with respect to Letters of Credit issued for the account of any Foreign Borrower shall be made to the applicable Fronting Bank or applicable Issuing Bank, as the case may be, for the respective accounts of the Lenders and the Administrative Agent, as the case may be) and any other amounts due hereunder or under any of the other Loan Documents shall be made on the due date thereof to the Administrative Agent, for the respective accounts of the Lenders and the Administrative Agent, as the case may be, in Dollars, at the Administrative Agent's Office or at such other place that the Administrative Agent may from time to time designate, in each case at or about 11:00 a.m. (Hartford, Connecticut time or other local time at the place of payment) and in Same Day Funds. All payments of principal and interest on Revolving Credit Loans and all Reimbursement Obligations and any other fees (except payments of principal and interest on any Overdraft Facility, Letter of Credit Fees and Fronting Fees with respect to Letters of Credit issued for the account of any Foreign Borrower shall be made to the applicable Fronting Bank or applicable Issuing Bank, as the case may be, for the respective accounts of the Lenders and the Administrative Agent, as the case may be) due hereunder which are denominated in Pounds Sterling or Euros shall be made by the applicable Foreign Borrower to the Administrative Agent, for the respective account of the Lenders and the Administrative Agent, as the case may be, in Pounds Sterling or Euros, as the case may be, at the Administrative Agent's Office or at such other place that the Administrative Agent may from time to time designate, in each case of or about 11:00 a.m. (London time or other local time at the place of payment) and in Same Day Funds. All payments of principal and interest on any Overdraft Facility, Letter of Credit Fees and Fronting Fees with respect to Letters of Credit issued for the account of any Foreign Borrower shall be made on the due date thereof to the applicable Fronting Bank or applicable Issuing Bank, as the case may be, for the respective accounts of the Lenders and the Administrative Agent, as the case may be, in Dollars, Pounds Sterling or Euros, as applicable, at such other place that applicable Fronting Bank or applicable Issuing Bank may from time to time designate, in each case at or about 11:00 a.m. (London time or other local time at the place of payment) and in Same Day Funds. Each payment in respect of any Revolving Credit Loan made by a Borrower shall be made in the same currency in which such Revolving Credit Loan was made. Each of Hexcel and the Guarantors authorizes the Administrative Agent to debit any account maintained by Hexcel and/or the Guarantors with the Administrative Agent

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                                      -69-

     and/or to charge the loan account of Hexcel for any payment required to be made hereunder with respect to Hexcel or any Guarantor. With respect to interest payable by the U.K. Borrower to the Administrative Agent or any Lender, the Administrative Agent or any Lender shall, at its option and with the consent of the U.K. Borrower, have the ability to defer such interest payments until such time as the Administrative Agent has received an exemption from any withholding taxes with respect to such interest payments.

               4.3.2. NO OFFSET, ETC. All payments by the Borrowers hereunder and under any of the other Loan Documents shall be made without recoupment, setoff or counterclaim and free and clear of, and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions or withholdings of any nature now or hereafter imposed, levied, collected, withheld or collected by any jurisdiction or any political subdivision thereof or taxing or other authority therein ("Non-Excluded Taxes"), excluding net income taxes, franchise taxes (imposed in lieu of net income taxes) and branch profits taxes imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction or the governmental authority imposing such tax or any political subdivision or taxing authority thereof or therein ("Excluded Taxes"). If any such Non-Excluded Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder or under any of the other Loan Documents, the Borrowers will pay to the Administrative Agent, for the account of the Lenders or (as the case may be) the Administrative Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars or at the Administrative Agent's option, Pounds Sterling or Euros, as shall be necessary to enable the Lenders, the Fronting Bank, the Issuing Bank or the Administrative Agent to receive the same net amount which the Lenders or the Administrative Agent would have received on such due date had no such obligation been imposed upon the Borrowers, provided, however that the Borrowers shall be entitled to deduct and withhold and shall not be required to increase any such amounts payable to an Administrative Agent or Lender that is not a United States person defined in section 7701((A)(30) of the Code (a "NON-U.S. LENDER") for the amount of any incremental taxes, levies, imposts, duties, charges, fees, deductions or withholdings which result from failure by the Administrative Agent or Lender, as the case may be, to comply with the requirements of
     Section 4.3.3. The Borrowers will deliver promptly to the Administrative Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrowers hereunder or under such other Loan Document.

               Each Borrower shall indemnify the Lenders for the amount of any incremental taxes, interest and penalties that may become payable by the Administrative Agent or the Lender as a result of any failure by such Borrower to pay any Non-Excluded taxes as required by this provision, and any taxes

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                                      -70-

     levied or imposed with respect to any indemnity payment made under this provision. Any such indemnification payment shall be made within
     (30)Business days after the date a Lender makes written demand therefor.

               Each Borrower's obligations under this provision shall survive payment or satisfaction in full of all other Obligations.

               4.3.3. NON-U.S. LENDERS. Each Lender and the Administrative Agent that is not a U.S. Person as defined in Section 7701(a)(30) of the Code for federal income tax purposes (a "NON-U.S. LENDER") hereby agrees that it shall prior to the Closing Date, deliver to the Administrative Agent, if required by applicable law, and to Hexcel such certificates, documents or other evidence, as and when required by the Code or Treasury Regulations issued pursuant thereto, including (a) in the case of a Non-U.S. Lender that is a "BANK" for purposes of Section 881(c)(3)(A) of the Code, two (2) duly completed copies of Internal Revenue Service Form W-8BEN or Form W-8ECI and Form W-9, and any other certificate or statement of exemption required by Treasury Regulations, or any subsequent versions thereof or successors thereto, properly completed and validly executed by such Lender or the Administrative Agent establishing that with respect to all payments by the Borrowers hereunder and under any of the other Loan Documents it is
     (i) not subject to United States federal withholding tax and backup withholding tax under the Code because such payment is effectively connected with the conduct by such Lender or Administrative Agent of a trade or business in the United States or (ii) totally exempt from United States federal withholding tax under a provision of an applicable tax treaty and (b) in the case of a Non-U.S. Lender that is not a "BANK" for purposes of Section 881(c)(3)(A) of the Code, a certificate in form and substance reasonably satisfactory to the Administrative Agent and the Borrowers and to the effect that (i) such Non-U.S. Lender is not a "BANK" for purposes of Section 881(c)(3)(A) of the Code, is not subject to regulatory or other legal requirements as a bank in any jurisdiction, and has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from any tax, securities law or other legal requirements, (ii) is not a ten percent (10%) shareholder for purposes of Section 881(c)(3)(B) of the Code and (iii) is not a controlled foreign corporation receiving interest from a related person for purposes of Section 881(c)(3)(C) of the Code, together with a properly completed and validly executed Internal Revenue Service Form W-8 BEN (or successor form). Each Lender or the Administrative Agent agrees that it shall, prior to a change of its lending office or the selection of any additional lending office, to the extent the forms previously delivered by it pursuant to this section are no longer effective, and prior to the date any such forms expire or otherwise become obsolete deliver to the Administrative Agent, if required by applicable law and to Hexcel, a properly completed and validly executed Internal Revenue Service forms W-8BEN, W-8ECI or W-9, as applicable (or any successor forms thereto). The Lender shall certify (i) in the case of any initial or replacement Form W-8BEN (or

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                                      -71-

     successor form thereto), that the Lender is entitled to receive all payments from the Borrowers hereunder and under any of the other Loan Documents without deduction or withholding of any United States federal income taxes, (ii) in the case of any initial or replacement Form W-8ECI (or successor form thereto), that all payments from the Borrowers hereunder and under any of the other Loan Documents are effectively connected with the Lender's conduct of a trade or business within the United States, and
     (iii) and in the case of any initial or replacement Form W-9 (or successor form thereto), that the Lender is exempt from United States backup withholding tax.

               4.3.4. REFUNDS. If a Lender or the Administrative Agent shall become aware that it is entitled to receive a refund (including interest and penalties, if any) in respect of Non-Excluded Taxes as to which a Borrower has paid pursuant to Section 4.3.2, it shall promptly notify in writing such Borrower of the availability of such refund (including interest and penalties, if any), shall, within 30 days after the receipt of a request by such Borrower, apply for such refund at such Borrower's expense, and shall within 30 days of receiving such refund, remit the amount of such refund (including interest and penalties, if any) to the applicable Borrower.

     4.4. COMPUTATIONS. All computations of interest on (a) Base Rate Loans advanced to Hexcel, the Austrian Borrower or the German Borrower and (b) Base Rate Loans denominated in Pounds Sterling advanced to the U.K. Borrower shall be based on a 365-day year, and paid for the actual number of days elapsed, and all computations of interest on (i) Eurocurrency Rate Loans, (ii) Base Rate Loans denominated in Dollars and Euros advanced to any Foreign Borrower and (iii) of Fees shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "INTEREST PERIOD" with respect to Eurocurrency Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Revolving Credit Loans as reflected on the Records from time to time shall be considered correct and binding on the Borrowers unless within five (5) Business Days after receipt of any notice by the Administrative Agent or any of the Lenders of such outstanding amount, the Administrative Agent or such Lender shall notify the Borrowers to the contrary.

     4.5. INABILITY TO DETERMINE EUROCURRENCY RATE. In the event, prior to the commencement of any Interest Period relating to any Eurocurrency Rate Loan, the Administrative Agent shall determine or be notified by the Fronting Bank or, in the case of a Eurocurrency Loan denominated in Dollars advanced to Hexcel, by any Lender that (a) adequate and reasonable methods do not exist for ascertaining the Eurocurrency Rate that would otherwise determine the rate of interest to be applicable to any Eurocurrency Rate Loan during any Interest Period or deposits in Dollars, Pounds Sterling or Euros in the relevant Interest Period are not are not available to the Administrative Agent, the Fronting Bank or the Lenders in any Eurocurrency Interbank Market, or (b) the

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                                      -72-

Eurocurrency Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to the Fronting Bank or the Lenders of making or maintaining their Eurocurrency Rate Loans during such period, the Administrative Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrowers and the Lenders) to the Borrowers and the Lenders. In such event (i) any Loan Request, Conversion Request or OC Notice with respect to Eurocurrency Rate Loans shall be automatically withdrawn and, (A) in the case of Revolving Credit Loans denominated in Dollars, shall be deemed a request for Base Rate Loans, and (B) in the case of Revolving Credit Loans denominated in Pounds Sterling or Euros advanced to any Foreign Borrower shall be deemed a request for Base Rate Loans for such currency, in an amount not to exceed the then-available applicable Overdraft Facility Sublimit, and, in each case, the Administrative Agent shall have the ability to increase any applicable Overdraft Facility Sublimit to the amount required to accommodate such requested Revolving Credit Loans, (ii) each Eurocurrency Rate Loan shall, on the last day of the then current Interest Period relating thereto, (A) if denominated in Dollars, automatically become a Base Rate Loan, and (B) if denominated in Pounds Sterling or Euros and advanced to any Foreign Borrower, automatically become a Base Rate Loan denominated in Pounds Sterling or Euros, as the case may be, in an amount not to exceed the then-available applicable Overdraft Facility Sublimit, and, in each case, the Administrative Agent shall have the ability to increase any applicable Overdraft Facility Sublimit to the amount required to accommodate such requested Revolving Credit Loans and (iii) the obligations of the Lenders to make Eurocurrency Rate Loans shall be suspended until the Administrative Agent, the Fronting Bank or the Required Lenders determine that the circumstances giving rise to such suspension no longer exist, whereupon the Administrative Agent or, as the case may be, the Administrative Agent upon the instruction of the Fronting Bank or the Required Lenders, as applicable, shall so notify the Borrowers and the Lenders.

     4.6. ILLEGALITY. Notwithstanding any other provisions herein, if the adoption or change in any law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurocurrency Rate Loans or perform its obligations in respect of any Eurocurrency Rate Loans, such Lender shall forthwith give notice of such circumstances to the Borrowers and the other Lenders and thereupon (a) the commitment of such Lender to make Eurocurrency Rate Loans or convert Base Rate Loans to Eurocurrency Rate Loans shall forthwith be suspended and (b) such Lender's Revolving Credit Loans then outstanding as Eurocurrency Rate Loans denominated in Dollars, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurocurrency Rate Loans or within such earlier period as may be required by law, and the Eurocurrency Rate Loans denominated in Pounds Sterling or Euros then outstanding, if any, shall be converted automatically to Base Rate Loans denominated in such currency on the last day of each Interest Period applicable to such Eurocurrency Rate Loans or within such earlier period as may be required by law, in an amount not to exceed the then-available applicable Overdraft Facility Sublimit and the Administrative Agent shall have the ability to increase any applicable Overdraft Facility Sublimit to the amount required to accommodate such converted Revolving Credit Loans. The Borrowers hereby severally

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                                      -73-

agree promptly to pay the Administrative Agent for the account of such Lender, upon demand by such Lender, any additional amounts necessary to compensate such Lender with respect to such Borrower for any costs incurred by such Lender in making any conversion in accordance with this Section 4.6, including any interest or fees payable by such Lender to lenders of funds obtained by it in order to make or maintain its Eurocurrency Rate Loans hereunder.

     4.7. ADDITIONAL COSTS ARISING FROM CHANGE IN LAW, ETC. If the adoption or change in any applicable law, which expression, as used herein, includes statutes, rules, orders and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender or the Administrative Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

               (a) subject any Lender or the Administrative Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Lender's Commitment or the Revolving Credit Loans (other than Excluded Taxes as defined in Section 4.3.2), or

               (b) materially change the basis of taxation (except for changes in taxes on income or profits and other Excluded Taxes) of payments to any Lender of the principal of or the interest on any Revolving Credit Loans or any other amounts payable to any Lender or the Administrative Agent under this Credit Agreement or any of the other Loan Documents, or

               (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Lender, or

               (d) impose on any Lender or the Administrative Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, the Revolving Credit Loans, such Lender's Commitment, any Letters of Credit or any class of loans, letters of credit or commitments of which any of the Revolving Credit Loans or such Lender's Commitment forms a part, and the result of any of the foregoing is

                       (i) to increase the cost to any Lender of making, funding, issuing, renewing, extending or maintaining any of the Revolving Credit Loans or such Lender's Commitment or any Letter of Credit, or

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                                      -74-

               (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Lender or the Administrative Agent hereunder on account of such Lender's Commitment, any Letter of Credit or any of the Revolving Credit Loans, or

               (iii) to require such Lender or the Administrative Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender or the Administrative Agent from the Borrowers hereunder, or

          (e) impose on any Lender or the Administrative Agent any Mandatory Costs with respect to this Credit Agreement, the other Loan Documents, such Lender's Commitment or the Revolving Credit Loans, then, and in each such case, each Borrower will, upon demand made by such Lender or (as the case may be) the Administrative Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender or the Administrative Agent such additional amounts as will be sufficient to compensate such Lender or the Administrative Agent the amount incurred with respect to each Borrower for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum.

     4.8. CAPITAL ADEQUACY. If after the date hereof any Lender or the Administrative Agent determines that (a) the adoption of or change in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for Lenders or Lender holding companies or any change in the interpretation or application thereof by a Governmental Authority with appropriate jurisdiction, or (b) compliance by such Lender or the Administrative Agent or any corporation controlling such Lender or the Administrative Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Lender's or the Administrative Agent's commitment with respect to any Revolving Credit Loans to a level below that which such Lender or the Administrative Agent could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or the Administrative Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Lender or (as the case may be) the Administrative Agent to be material, then such Lender or the Administrative Agent may notify the Borrowers of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrowers severally agree to pay such Lender or (as the case may be) the Administrative Agent for the amount incurred with respect to such Borrower of such reduction in the return on capital as and when such reduction is determined upon presentation by such Lender or (as the case may be) the

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                                      -75-

Administrative Agent of a certificate in accordance with Section 4.9 hereof. Each Lender shall allocate such cost increases among its customers in good faith and on an equitable basis.

     4.9. CERTIFICATE. A certificate setting forth any additional amounts payable pursuant to Sections 4.7 or 4.8 and a brief explanation of such amounts which are due, submitted by any Lender or the Administrative Agent to the Borrowers, shall be conclusive, absent manifest error, that such amounts are due and owing.

     4.10. INDEMNITY. Each Borrower agrees to indemnify each Lender and to hold each Lender harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Lender may sustain or incur as a consequence of (a) default by such Borrower in payment of the principal amount of or any interest on any Eurocurrency Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Lender to banks of funds obtained by it in order to maintain its Eurocurrency Rate Loans,
(b) default by such Borrower in making a borrowing or conversion after such Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with Section 2.6 or Section 2.7 or (c) the making of any payment (including, without limitation, any prepayment) of a Eurocurrency Rate Loan or the making of any conversion of any such Revolving Credit Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Lender to lenders of funds obtained by it in order to maintain any such Revolving Credit Loans.

     4.11. INTEREST AFTER DEFAULT.

     During the continuance of Event of Default under Sections 12.1(a) or 12.1(b), principal of and (to the extent permitted by applicable law) interest on the Revolving Credit Loans and all other amounts payable hereunder (including, without limitation, any Unpaid Reimbursement Obligations and interest) or under any of the other Loan Documents shall, at the option of the Administrative Agent and/or the Required Lenders, bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the rate of interest then applicable to the Revolving Credit Loans until such amount shall be paid in full (after as well as before judgment) and the Letter of Credit Fees shall accrue at a rate per annum equal to two percent (2%) above the rate applicable thereto.

     4.12. CURRENCY MATTERS.

     Dollars are the currency of account and payment for each and every sum at any time due from the Borrowers hereunder; PROVIDED that:

     (a) except as expressly provided in this Credit Agreement, each repayment of a Revolving Credit Loan or a part thereof shall be made in the currency in which such Revolving Credit Loan is denominated at the time of that repayment;

     (b) each payment of interest shall be made in the currency in which such principal or other sum in respect of which such interest is payable, is denominated;

     (c) each payment of any Fees shall be in Dollars (except Letter of Credit Fees and the Fronting Fees pursuant to Section 3.6);

     (d) each payment of Letter of Credit Fees and Fronting Fees shall be payable in the currency of the underlying Letter of Credit;

     (e) each payment in respect of costs, expenses and indemnities shall be made in the currency in which the same were incurred; and

     (f) any amount expressed to be payable in Pounds Sterling or Euros shall be paid in such currency.

     No payment to the Administrative Agent or any Lender (whether under any judgment or court order or otherwise) shall discharge the obligation or liability in respect of which it was made unless and until the Administrative Agent or such Lender shall have received payment in full in the currency in which such obligation or liability was incurred, and to the extent that the amount of any such payment shall, on actual conversion into such currency, fall short of such obligation or liability actual or contingent expressed in that currency, each Borrower agrees to indemnify and hold harmless the Administrative Agent or such Lender, as the case may be, with respect to the amount of the shortfall with respect to amounts payable by such Borrower hereunder, with such indemnity surviving the termination of this Credit Agreement and any legal proceeding, judgment or court order pursuant to which the original payment was made which resulted in the shortfall.

     4.13. LENDING OFFICE. Each Revolving Credit Loan made by any Lender in Pounds Sterling or Euros, and each payment by any Foreign Borrower in respect thereof, shall be made by, or, as the case may be, for the account of, such applicable lending office of the Administrative Agent as the Administrative Agent shall designate.

     4.14. CURRENCY FLUCTUATIONS.

          (a) Not later than 1:00 p.m. (Hartford, Connecticut time) on the last Business Day of each calendar month or, in the event that the Exchange Rate fluctuates in excess of 10% during such calendar month, any other Business Day (up to one additional time per month with respect to Pounds Sterling or Euros, as the case may be) in the discretion of the Administrative Agent (the "CALCULATION DATE"), the Administrative Agent shall determine the Exchange Rate as of such date. The Exchange Rate so determined shall become effective on the first Business Day immediately following such determination (a "RESET DATE") and shall remain effective until the next succeeding Reset Date. Nothing contained in this Section 4.14 shall be construed to require the Administrative Agent to calculate compliance under this Section 4.14 more frequently than once each month.

          (b) Not later than 4:00 p.m. (Hartford time) on each Reset Date, the Administrative Agent shall determine the Dollar Equivalent of the Revolving Credit Loans advanced to each of the Foreign Borrowers and the Maximum Drawing Amount and all Unpaid Reimbursement Obligations with respect to Letters of Credit issued for the account of such Borrower.

          (c) If, on any Reset Date, (A) the Dollar Equivalent of the U.K. Exposure exceeds the U.K. Borrowing Base or (B) (ii) the Dollar Equivalent of the aggregate outstanding amount of Base Rate Loans advanced to the U.K. Borrower exceeds the Overdraft Facility Sublimit (in each case, the amount of such excess referred to herein as the "U.K. EXCESS AMOUNT") by more than one percent (1%) of the amount of the U.K. Borrowing Base or the Overdraft Facility Sublimit, as the case may be, then (A) the Administrative Agent shall give notice thereof to the U.K. Borrower, the Fronting Bank and the applicable Lenders and (B) within two (2) Business Days thereafter, the U.K. Borrower shall repay or prepay such Revolving Credit Loans and Unpaid Reimbursement Obligations and provide cash collateral for such Maximum Drawing Amounts in accordance with this Credit Agreement in an aggregate principal amount such that, after giving effect thereto, the U.K. Exposure no longer exceeds the U.K. Borrowing Base or the Overdraft Facility Sublimit, as applicable.

          (d) If, on any Reset Date, the Austrian Exposure exceeds the Austrian Borrowing Base (the amount of such excess referred to herein as the "AUSTRIAN EXCESS AMOUNT") by more than one percent (1%) of the amount of the Austrian Borrowing Base, then (A) the Administrative Agent shall give notice thereof to the Austrian Borrower, the Fronting Bank and the Lenders and (B) within two (2) Business Days thereafter, the Austrian Borrower shall repay or prepay such Revolving Credit Loans and Unpaid Reimbursement Obligations and provide cash collateral for such Maximum Drawing Amounts in accordance with this Credit Agreement in an aggregate principal amount such that, after giving effect thereto, the Austrian Exposure no longer exceeds the Austrian Borrowing Base.

          (e) If, on any Reset Date, the German Exposure exceeds the German Borrowing Base (the amount of such excess referred to herein as the "GERMAN EXCESS AMOUNT") by more than one percent (1%) of the amount of the German Borrowing Base, then (A) the Administrative Agent shall give notice thereof to the German Borrower, the Fronting Bank and the Lenders and (B) within two (2) Business Days thereafter, the German Borrower shall repay or prepay such Revolving Credit Loans and Unpaid Reimbursement Obligations and provide cash collateral for such Maximum Drawing Amounts in accordance with this Credit Agreement in an aggregate principal amount such that, after giving effect thereto, the German Exposure no longer exceeds the German Borrowing Base.

     4.15. LENDERS' OBLIGATION TO MITIGATE; REPLACEMENT OF LENDER.

          (a) If any Lender requests compensation under Sections 4.6 or 4.7, or if the Borrower is required to pay any additional amount to the Administrative Agent or any Lender or any Governmental Authority for the account of any Lender pursuant to Section 4.3.2, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder, or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the reasonable judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Sections 4.3.2, 4.6 or 4.7, as the case may be, and (ii) would not subject such Lender to any material unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. Notwithstanding anything to the contrary contained herein, no Lender shall be entitled to receive any amount under subsection 4.3.2, 4.6, or 4.7 as a result of a change in any lending office which is greater than such Lender would have been entitled to receive immediately prior thereto, unless the transfer occurred at a time when circumstances giving rise to the claim for such greater amount did not exist.

               (b) If any Lender requests compensation under Section 4.7, or if any Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to
     Section 4.3.2, or if any Lender defaults in its obligation to fund Revolving Credit Loans hereunder, then such Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 14, all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); PROVIDED that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Revolving Credit Loans (and its Commitment Percentage of any Unpaid Reimbursement Obligations), accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and
     (iii) in the case of any such assignment resulting from a claim for compensation under Section 4.7 or payments required to be made pursuant to
     Section 4.3.2, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

               5. COLLATERAL SECURITY AND GUARANTIES.

     The Borrowers covenant and agree that:

     5.1. GENERAL. The Obligations shall be secured pursuant to the terms of the Security Documents, as further described in Section 5.2, and shall be guaranteed pursuant to the terms of the Guaranties as further described in Section 5.3.

     5.2. SECURITY OF BORROWERS AND GUARANTORS. (a) The Obligations of Hexcel shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in (x) all of the accounts receivable, cash, cash equivalents, bank accounts (subject to the limitations described in Section 7.17.1) and inventory of Hexcel, together with all rights under contracts of sale relating to or affecting the creation or collection of any such accounts or the completion or sale of any such inventory, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the terms of the Security Documents to which Hexcel is a party and a first priority perfected pledge (or the equivalent thereof under local law as determined by the Administrative Agent) of 65% of the capital stock (issued share capital) or other equity interests of each of its first tier Material Foreign Subsidiaries; PROVIDED HOWEVER, that to the extent that any such first tier Material Foreign Subsidiary is treated as a disregarded entity for United States federal income tax purposes, Hexcel shall, in addition, pledge 65% of the capital stock of any Material Foreign Subsidiary directly owned by such disregarded first tier Material Foreign Subsidiary; and (y) all of the accounts receivable, cash, cash equivalents, bank accounts and inventory of each of the Subsidiary Guarantors, together with all rights under contracts of sale relating to or affecting the creation or collection of any such accounts or the completion or sale of any such inventory, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the terms of the Security Documents to which each such Guarantor is a party, (b) the Obligations of the U.K. Borrower with respect to the U.K. Exposure (only) shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the accounts receivable, cash, cash equivalents, bank accounts (subject to the limitations described in Section 7.17.1) and inventory of the U.K. Borrower, together with all rights under contracts of sale relating to or affecting the creation or collection of any such accounts or the completion or sale of any such inventory, whether now owned or hereafter acquired, and all products and proceeds thereof, pursuant to the terms of the U.K. Security Documents, (c) the Obligations of the Austrian Borrower with respect to the Austrian Exposure (only) shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the accounts receivable, cash, cash equivalents and bank accounts (subject to the limitations described in Section 7.17.1) of the Austrian Borrower, whether now owned or hereafter acquired, and all products and proceeds thereof, together with all rights under contracts of sale relating to or affecting the creation or collection of any such accounts, pursuant to the terms of the Austrian Security Documents, and (d) the Obligations of the German Borrower with respect to the German Exposure
(only) shall be secured by a perfected first priority security interest (subject only to Permitted Liens entitled to priority under applicable law) in all of the accounts receivable, cash, cash equivalents, and bank accounts (subject to the limitations described in Section 7.17.1) of the German Borrower, whether now owned or hereafter acquired, and all products and proceeds thereof, together with all rights under contracts of sale relating to or affecting the creation or collection of any such accounts, pursuant to the terms of the German Security Documents.

     5.3. GUARANTY. For value received and hereby acknowledged and as an inducement to the Lenders to make Revolving Credit Loans to the Borrowers, including the Foreign Borrowers, each of the Guarantors hereby unconditionally and irrevocably guarantees: (i) the full punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all Obligations of each Borrower now or hereafter existing hereunder whether for principal, interest, fees, expenses or otherwise, and (ii) the strict performance and observance by each such Borrower of all agreements, warranties and covenants in this Credit Agreement applicable to each such Borrower (such obligations collectively being the "GUARANTEED OBLIGATIONS"). The obligations of each Guarantor under this
Section 5 are an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of all of the Guaranteed Obligations and not of their collectibility only and is in no way conditioned upon any requirement that the Administrative Agent or any Lender first attempt to collect any of the Obligations from the Company or resort to any collateral security or other means of obtaining payment. The obligations of Hexcel under this Section 5 shall be joint and several with the obligations of the Guarantors under the Guaranties.

     5.4. GUARANTY ABSOLUTE. Each of the Guarantors guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms hereof, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. The liability of the Guarantors under this guaranty with regard to the Guaranteed Obligations of each Borrower shall be absolute and unconditional irrespective of:

               (a) any lack of authorization, execution, validity or enforceability or any illegality of such Borrower to become a Borrower hereunder, this Credit Agreement and any amendment hereof (with regard to such Guaranteed Obligations), or any other obligation, agreement or instrument relating thereto (it being agreed by each Guarantor that the Guaranteed Obligations shall not be discharged prior to the final and complete satisfaction of all of the Obligations of the Borrowers) or any failure to obtain any necessary governmental consent or approvals or necessary third party consents or approvals;

               (b) the Administrative Agent's or any Lender's exercise or enforcement of, or failure or delay in exercising or enforcing, legal proceedings to collect the Obligations or the Guaranteed Obligations, as the case may be, or any power, right or remedy with respect to any of the Obligations or the Guaranteed Obligations, as the case may be, including
     (i) any suspension of the Administrative Agent's or any Lender's right to enforce against any other Borrower of the Guaranteed Obligations or (ii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations or any other amendment or waiver of or any consent to departure from this Credit Agreement or the other Loan Documents (with regard to such

     Guaranteed Obligations) or any other agreement or instrument governing or evidencing any of the Guaranteed Obligations;

               (c) any exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

               (d)     any change in ownership of any Borrower;

               (e) any acceptance of any partial payment(s) from any Borrower;

               (f) any insolvency, bankruptcy, reorganization, arrangement, adjustment, composition, assignment for the benefit of creditors, appointment of a receiver, examiner or trustee for all or any part of any Borrower's assets;

               (g) any assignment, participation or other transfer, in whole or in part, of the Administrative Agent's or any Lender's interest in and rights under this Credit Agreement or any other Loan Document, or of the Administrative Agent's or any Lender's interest in the Obligations or the Guaranteed Obligations;

               (h) any cancellation, renunciation or surrender of any pledge, guaranty or any debt instrument evidencing the Obligations or the Guaranteed Obligations, as the case may be;

               (i) the Administrative Agent's or any Lender's vote, claim, distribution, election, acceptance, action or inaction in any bankruptcy or reorganization case related to the Obligations or the Guaranteed Obligations, as the case may be; or

               (j) any other action or circumstance, other than payment, which might otherwise constitute a defense available to, or a discharge of, any Borrower in respect of its Guaranteed Obligations.

     This guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Guaranteed Obligation is rescinded or must otherwise be returned by the Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization, examination of any Borrower or otherwise, all as though such payment had not been made.

     5.5. EFFECTIVENESS, ENFORCEMENT. The guaranty herein of each of the Guarantors shall be effective and shall be deemed to be made with respect to each Revolving Credit Loan made to any Borrower as of the time it is made and each Reimbursement Obligation of any Borrower as of the time it is incurred. No invalidity, irregularity or unenforceability by reason of any bankruptcy or similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect any liability of a Borrower, and no defect in or insufficiency or want of powers of any

Borrower or irregular or improperly recorded exercise thereof, shall impair, affect, be a defense to or claim against such guaranty. This guaranty is a continuing guaranty and shall (a) survive any termination of this Credit Agreement and (b) remain in full force and effect until payment in full and performance of all Guaranteed Obligations and all other amounts payable under this guaranty. This guaranty is made for the benefit of the Administrative Agent and each of the Lenders and their respective successors and assigns, and may be enforced from time to time as often as occasion therefor may arise and without requirement on the part of the Administrative Agent or any Lender first to exercise any rights against any Borrower or to exhaust any remedies available to it against any Borrower or to resort to any other source or means of obtaining payment of any of the Guaranteed Obligations, or to elect any other remedy. In the event that acceleration of the time for payment (or the giving of notice of such acceleration) of the Guaranteed Obligations of any Borrower is stayed upon the insolvency, bankruptcy, examination or reorganization, of such Borrower or for any other reason, all such amounts otherwise subject to acceleration under the terms of this Credit Agreement shall be immediately due and payable by Hexcel under the guaranty herein provided.

     5.6. WAIVER. Each of the Guarantors hereby waives promptness, diligence, protest, notice of protest, all suretyship defenses, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this guaranty and any requirement that the Administrative Agent or any Lender secure, perfect or protect any security interest or lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other person or any collateral. Each of the Guarantors also irrevocably waives, to the fullest extent permitted by law, all defenses which at any time may be available to it in respect of the Guaranteed Obligations by virtue of any statute of limitations, valuation, stay, moratorium law or other similar law now or hereafter in effect.

     5.7. SUBORDINATION; SUBROGATION. Until the payment and performance in full of all the Obligations: each of the Guarantors shall not exercise and hereby waives any rights against any Borrower as a result of payment by such Guarantor hereunder, by way of subrogation, reimbursement, restitution, contribution or otherwise, and each Guarantor will not prove any claim in competition with the Administrative Agent or any Lender in respect of any payment hereunder in bankruptcy, insolvency or reorganization proceedings of any nature; each Guarantor will not claim any set-off, recoupment or counterclaim against any Borrower in respect of any liability of such Guarantor to such Borrower; and each Guarantor waives any benefit of and any right to participate in any collateral which may be held by the Administrative Agent and any Lender. Each Guarantor agrees that after the occurrence of any default in the payment or performance of the Guaranteed Obligations such Guarantor will not demand, sue for, or otherwise attempt to collect any such Indebtedness of any Borrower to such Guarantor until the Guaranteed Obligations then due shall have been paid in full. If, notwithstanding the foregoing sentence, any Guarantor shall collect or receive any amounts in respect of such indebtedness, such amounts shall be collected and received by such Guarantor as trustee for the Administrative Agent and the Lenders and be paid over to the Administrative Agent for the respective accounts of the Administrative

Agent and the Lenders on account of the Guaranteed Obligations without affecting in any manner the liability of the such Guarantor under the other provisions of this Section 5. The provisions of this section shall survive the expiration or termination of the Credit Agreement and the other Loan Documents and the provisions of this section shall be supplemental to and not in derogation of any rights and remedies of the Administrative Agent or any Lender under any other separate subordination agreement which the Administrative Agent or any Lender may at any time and from time to time entered into with any Guarantor for the benefit of the Administrative Agent or any Lender.

     5.8. PAYMENTS. Should the Borrowers default in the payment or performance of any of the Guaranteed Obligations, the obligations of each Guarantor hereunder with respect to such Guaranteed Obligations in default shall, upon demand by the Administrative Agent, become immediately due and payable to the Administrative Agent, for the benefit of the Lenders and the Administrative Agent, without demand or notice of any nature, all of which are expressly waived by each Guarantor. Payments by each Guarantor hereunder may be required by the Administrative Agent on any number of occasions. All payments by any Guarantor hereunder shall be made to the Administrative Agent, in the manner and at the place of payment specified therefor in this Credit Agreement, for the account of the Lenders and the Administrative Agent. All payments made by the Guarantors pursuant to this Section 5 in respect of any Revolving Credit Loans made to any Borrower or any Reimbursement Obligations incurred by any Borrower shall be made in the same currency in which such Revolving Credit Loan or such Reimbursement Obligation was made, unless otherwise agreed to in writing by the Administrative Agent. Regardless of the adequacy of any collateral security or other means of obtaining payment of any of the Obligations, each of the Administrative Agent and the Lenders is hereby authorized at any time and from time to time, without notice to the applicable Guarantor (any such notice being expressly waived by such Guarantor) and to the fullest extent permitted by law, to set off and apply such deposits and other sums against the obligations of the Guarantor under this
Section 5, whether or not the Administrative Agent or such Lender shall have made any demand hereunder.

     5.9. GUARANTORS' AGREEMENT TO PAY ENFORCEMENT COSTS. Each Guarantor further agrees, as the principal obligor and not as a guarantor only, to pay to the Administrative Agent, on demand, all reasonable and documented out-of-pocket costs and expenses (including court costs and legal expenses) incurred or expended by the Administrative Agent or any Lender in connection with the Guaranteed Obligations, this Section 5 and the enforcement thereof, together with interest on amounts recoverable under this Section 5 from the time when such amounts become due until payment, whether before or after judgment, at the rate of interest then in effect hereunder, PROVIDED that if such interest exceeds the maximum amount permitted to be paid under applicable law, then such interest shall be reduced to such maximum permitted amount.

     5.10. RECEIPT OF INFORMATION. Each of the Guarantors acknowledges and confirms that each Guarantor itself has established its own adequate means of obtaining from each Borrower on a continuing basis all information desired by such Guarantor concerning the financial condition of such Borrower and that such Guarantor will look

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                                      -84-

to such Borrower and not to the Administrative Agent or any Lender in order for such Guarantor to keep adequately informed of changes in such Borrower's financial condition.

     5.11. TERMINATION. (a) The Guaranties shall automatically be discharged and released with respect to all Guarantors hereunder upon the payment in full in cash of all of the Obligations arising under the Credit Documents and the termination of the Commitments, without any further action by the Administrative Agent, any Fronting Bank, any Issuing Bank, any Lender or any other Person.

     (b) Upon any termination of any Guaranty, the Administrative Agent will, at the expense of the applicable Guarantor, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request to evidence termination of this Credit Agreement and/or such Guaranty, as the case may be.

                       6. REPRESENTATIONS AND WARRANTIES.

     Each of the Borrowers represents and warrants (as to itself and, to the extent required by the context, its Subsidiaries only)to the Lenders and the Administrative Agent as follows:

     6.1. CORPORATE AUTHORITY.

               6.1.1. INCORPORATION; GOOD STANDING. Each of the Borrowers and its Subsidiaries (a) is a corporation (or similar business entity) duly organized, validly existing and (where applicable with respect to a Foreign Borrower) in good standing under the laws of its jurisdiction of incorporation or formation (or the equivalent status for each Foreign Subsidiary), (b) has all requisite corporate (or the equivalent company) power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation (or similar business entity) and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified would not have a Material Adverse Effect.

               6.1.2. AUTHORIZATION. The execution, delivery and performance of this Credit Agreement and the other Loan Documents to which the Borrowers or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate (or the equivalent company) authority of such Person, (b) have been duly authorized by all necessary corporate (or the equivalent company) proceedings, (c) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, which individually or in the aggregate, would have a Material Adverse Effect, (d) do not require any consents or approvals by any of such Person's shareholders (except such as will be duly obtained on or prior to the Closing Date and will be in full force and effect on and as of such date), and (e) do not conflict with any

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                                      -85-

     provision of the Governing Documents of, or any agreement or other instrument binding upon, such Person.

               6.1.3. ENFORCEABILITY. The execution and delivery of this Credit Agreement and the other Loan Documents to which the Borrowers or any of their Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     6.2. GOVERNMENTAL APPROVALS. The execution, delivery and performance by the Borrowers and any of their Subsidiaries of this Credit Agreement and the other Loan Documents to which such Person is or is to become a party and the transactions contemplated hereby and thereby do not require the approval, consent, order, authorization or license by, or giving of notice to, or taking any other action with respect to or filing with, any Governmental Authority of any jurisdiction, or other fiscal, monetary or other authority under any provision of any laws or governmental rules, regulations, orders or decrees of any jurisdiction or the central bank of any jurisdiction or other fiscal, monetary or other authority under any provisions of any laws or governmental rules, regulations, orders or decrees of any jurisdiction applicable to or binding on any Person other than those already obtained or which individually or in the aggregate, would not have a Material Adverse Effect.

     6.3. TITLE TO PROPERTIES; LEASES. Except with respect to assets on Hexcel's balance sheet which are subject to Capitalized Leases, Hexcel and its Subsidiaries own all of the assets reflected in the consolidated balance sheet of the Borrowers and their Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date and other than minor irregularities or deficiencies in title, which individually or in the aggregate would not have a Material Adverse Effect), subject to no Liens or other rights of others, except Permitted Liens.

     6.4. FINANCIAL STATEMENTS AND PROJECTIONS.

               6.4.1. FISCAL YEAR. The Borrowers and each of their Subsidiaries have a fiscal (or financial) year which is the twelve (12) months ending on or around December 31 of each calendar year.

               6.4.2. FINANCIAL STATEMENTS. There has been furnished to the Administrative Agent a consolidated balance sheet of Hexcel and its Subsidiaries as at the Balance Sheet Date, and a consolidated statement of income of Hexcel and its Subsidiaries for the fiscal year then ended, certified by

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                                      -86-

     PricewaterhouseCoopers LLP. Such balance sheet and statement of income have been prepared in accordance with GAAP and fairly present the financial condition of Hexcel and its Subsidiaries as at the close of business on the date thereof and the results of operations for the fiscal year then ended. There are no contingent liabilities of Hexcel or any of its Subsidiaries as of such date involving material amounts, known to the officers of Hexcel, which were not disclosed in such balance sheet and the notes related thereto.

               6.4.3. PROJECTIONS. There has been furnished to the Administrative Agent a copy of the projections of the annual operating budgets of Hexcel and its Subsidiaries on a consolidated basis, balance sheets and cash flow statements for the 2003 to 2007 fiscal (or financial) years, prepared on a monthly basis for 2003 and on an annual basis for 2004 to 2007. Hexcel and its Subsidiaries have disclosed all material assumptions made with respect to general economic, financial and market conditions used in formulating such projections and such projections. The projections reflect the reasonable estimates of Hexcel and its Subsidiaries of the results of operations and other information projected therein. It is recognized by the Administrative Agent and the Lenders that such projections are subject to significant uncertainties and contingencies, many of which are beyond the control of the Borrowers and that no assurance is or can be given that the projections will actually be realized.

               6.4.4. SOLVENCY. Hexcel and its Subsidiaries, on a consolidated and consolidating basis, both before and after giving effect to the transactions contemplated by this Credit Agreement, the other Loan Documents and all contribution arrangements among Hexcel and its Subsidiaries (a) are solvent, (b) the fair value of the property of such Person exceeds its total liabilities (including contingent liabilities but without duplication of any underlying liability related thereto), (c) the present fair saleable value on a going concern basis of the assets of such Person is not less than the amount required to pay its probable liabilities on its debts as they become absolute and mature, (d) does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay as such debts and liabilities mature, and (e) is not engaged, and is not about to engage, in business or a transaction for which its property would constitute unreasonably small capital.

     6.5. NO MATERIAL ADVERSE CHANGES, ETC. Since the Balance Sheet Date there has been no event or occurrence which has had a Material Adverse Effect.

     6.6. FRANCHISES, PATENTS, COPYRIGHTS, ETC. The Borrowers and each of their Subsidiaries owns or holds a valid right to use all material franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without any material known infringement with any rights of others except as disclosed in SCHEDULE 6.6.

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                                      -87-

     6.7. LITIGATION. Except as set forth in SCHEDULE 6.7 hereto, there are no actions, suits, proceedings or investigations of any kind pending or threatened in writing against the Borrowers or any of their Subsidiaries before any Governmental Authority, that, (a) except for those actions, suits, proceedings or investigations disclosed in Hexcel's public filings with the Securities and Exchange Commission, if adversely determined, might, either in any case or in the aggregate, have a Material Adverse Effect, or (b) which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     6.8. TAX STATUS. The Borrowers and their Subsidiaries (a) have filed or caused to be filed all material tax returns required to be filed, (b) have paid all taxes and other governmental assessments and charges shown to be due and payable on such returns except those being contested in good faith by appropriate proceedings or except where the failure to pay could not reasonably be expected to have a Material Adverse Effect, and (c) have maintained on their books adequate reserves in accordance with GAAP for the payment of all taxes for periods subsequent to the periods to which such returns apply except where the failure to do so could not reasonably be expected to have a Material Adverse Effect. Such reserves are adequate for the payment of all of such obligations.

     6.9. NO EVENT OF DEFAULT. No Default or Event of Default has occurred and is continuing.

     6.10. HOLDING COMPANY AND INVESTMENT COMPANY ACTS. Neither the Borrowers nor any of their Subsidiaries is a "HOLDING COMPANY", or a "SUBSIDIARY COMPANY" of a "HOLDING COMPANY", or an "AFFILIATE" of a "HOLDING COMPANY", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "INVESTMENT COMPANY", or an "AFFILIATED COMPANY" or a "PRINCIPAL UNDERWRITER" of an "INVESTMENT COMPANY", as such terms are defined in the Investment Company Act of 1940.

     6.11. ABSENCE OF FINANCING STATEMENTS, ETC. Except with respect to Permitted Liens, there is no financing statement, registration statement, security agreement, chattel mortgage, real estate mortgage, fixed charge, floating charge, legal charge, equitable mortgage, legal mortgage, pledge or analogous type of security interest applicable in such foreign jurisdiction or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future Lien on any assets or property of the Borrowers or any of their Subsidiaries or any rights relating thereto except for any such Lien which would not reasonably be expected to have a Material Adverse Effect.

     6.12. CERTAIN TRANSACTIONS. Except for (a) arm's length transactions and transactions with Affiliates pursuant to which the Borrowers or any of their Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than the Borrowers or such Subsidiaries could obtain from third parties and (b) transactions permitted pursuant to Section 8.11, none of the officers, directors, or employees of the Borrowers or any of their Subsidiaries is presently a party to any transaction with the

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                                      -88-

Borrowers or any of their Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     6.13. EMPLOYEE BENEFIT PLANS.

               6.13.1. IN GENERAL. Each Employee Benefit Plan and each Guaranteed Pension Plan has been maintained and operated in compliance in all material respects with the provisions of ERISA and all Applicable Pension Legislation and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions and the bonding of fiduciaries and other persons handling plan funds as required by Section 412 of ERISA. Hexcel has heretofore delivered to the Administrative Agent the most recently completed annual report, Form 5500, with all required attachments, and actuarial statement required to be submitted under Section 103(d) of ERISA, with respect to each Guaranteed Pension Plan.

               6.13.2. TERMINABILITY OF WELFARE PLANS. No Employee Benefit Plan, which is an employee welfare benefit plan within the meaning of Section 3(1) or Section 3(2)(B) of ERISA, provides benefit coverage subsequent to termination of employment, except as required by Title I, Part 6 of ERISA or the applicable state insurance laws. Each of the Borrowers may terminate each such Plan in accordance with the terms of such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of Hexcel without liability to any Person other than for claims arising prior to termination.

               6.13.3. GUARANTEED PENSION PLANS. Each contribution required to be made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of Section 302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan, and neither the Borrowers nor any ERISA Affiliate is obligated to or has posted security in connection with an amendment to a Guaranteed Pension Plan pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by Hexcel or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event (other than an ERISA Reportable Event as to which the requirement of 30 days notice has been waived), or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of

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                                      -89-

     this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans.

               6.13.4. MULTIEMPLOYER PLANS. Neither the Borrowers nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither the Borrowers nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of
     Section 4241 or Section 4245 of ERISA or is at risk of entering reorganization or becoming insolvent, or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

     6.14. USE OF PROCEEDS.

               6.14.1. GENERAL. The proceeds of the Revolving Credit Loans and any Letters of Credit shall be used to refinance certain existing Indebtedness of the Borrowers and for working capital and general corporate purposes.

               6.14.2. REGULATIONS U AND X. No portion of any Revolving Credit Loan and no portion of any Letter of Credit is to be used for the purpose of purchasing or carrying any "MARGIN SECURITY" or "MARGIN STOCK" as such terms are used in Regulations U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

               6.14.3. INELIGIBLE SECURITIES. No portion of the proceeds of any Revolving Credit Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of knowingly purchasing, or providing credit support for the purchase of, during the underwriting or placement period or within thirty (30) days thereafter, any Ineligible Securities underwritten or privately placed by a Financial Affiliate.

     6.15. ENVIRONMENTAL COMPLIANCE. The Borrowers have taken commercially reasonable steps to investigate the past and present condition and usage of the Real Estate and the operations conducted thereon and, based upon such investigation, has determined that, except as set forth on SCHEDULE 6.15 hereto:

               (a) none of the Borrowers, their Subsidiaries or, to the knowledge of the Borrowers or any Subsidiary any operator of any Real Estate owned by the Borrowers or any Subsidiary, or not owned by the Borrowers or any Subsidiary (but with respect to operators who are not Borrowers or Subsidiaries, limited to the period when a Borrower or Subsidiary, owned or leased such Real Estate), or any operations on Real Estate operated by the Borrowers or any Subsidiary is in violation, or alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to health, safety or environmental matters, including

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                                      -90-

     without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act or any state, local or any foreign law, statute, regulation, ordinance, order or decree (hereinafter "ENVIRONMENTAL LAWS"), which violation could reasonably be expected to have a Material Adverse Effect;

               (b) except in cases which could not reasonably be expected to have a Material Adverse Effect, neither the Borrowers nor any of their Subsidiaries has received notice from any third party including, without limitation, any Governmental Authority, (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B; (ii) that any hazardous waste, as defined by 42 U.S.C. Section 6903(5), any hazardous substances as defined by 42 U.S.C. Section 9601(14), any pollutant or contaminant as defined by 42 U.S.C. Section 9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous SUBSTANCES") which any one of them has generated, transported or disposed of has been found at any site at which a Governmental Authority has conducted or has ordered that any Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or
     (iii) that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances; and

               (c) (i) to the knowledge of each of the Borrowers and its Subsidiaries, no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances except in accordance with applicable Environmental Laws or except where the failure to have done so has not had (and could not reasonably be expected to have) a Material Adverse Effect; (ii) in the course of any activities conducted by the Borrowers, their Subsidiaries or, to the knowledge of the Borrowers and their Subsidiaries, without independent investigation, operators of its properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance with applicable Environmental Laws or except where any noncompliance with such Environmental Laws could not reasonably be expected to have a Material Adverse Effect; (iii) there have been no releases (i.e., any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping (a "RELEASE")) or threatened Releases of Hazardous Substances on, upon, into or from the properties of the Borrowers or their Subsidiaries by the Borrowers or their Subsidiaries or, to their knowledge, by operators of its properties or any other Person, which Releases could

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                                      -91-

     reasonably be expected to have a Material Adverse Effect; (iv) to the Borrowers' and their Subsidiaries' knowledge, there have been no Releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on, and which would have a Material Adverse Effect; and (v) any Hazardous Substances that have been generated on any of the Real Estate by the Borrowers, their Subsidiaries or any of their respective operators have been managed or disposed of in compliance with all applicable Environmental Laws, except where any such noncompliance could not reasonably be expected to have a Material Adverse Effect and, to the Borrowers and their Subsidiaries knowledge, without independent investigation, the transporters and facilities utilized by the Borrowers or any of their Subsidiaries to transport or dispose of such Person's Hazardous Substances have not failed to operate in compliance with any permits authorizing such activities and are not in violation of any applicable Environmental Laws, except where any such noncompliance could not reasonably be expected to have a Material Adverse Effect.

     6.16. SUBSIDIARIES, ETC. (a) SCHEDULE 6.16(a) sets forth a true and complete list of each Subsidiary of the Borrowers as of the date hereof, together with the jurisdiction of incorporation/formation and principal place of business or registered office of each such Subsidiary. Except as set forth on
SCHEDULE 6.16(b) hereto, as of the date hereof neither the Borrowers nor any Subsidiary is engaged in any joint venture or partnership with any other Person.

     (b) Each Material Domestic Subsidiary of the Borrowers is a Guarantor hereunder.

     6.17. BANK ACCOUNTS. SCHEDULE 6.17 sets forth the account numbers and location of all Local Accounts, Interim Concentration Accounts and other bank accounts of the Borrowers and the Guarantors other than the Asset Sale Proceeds Account.

     6.18. DISCLOSURE. Neither this Credit Agreement nor any of the other Loan Documents, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact (known to the Borrowers or any of their Subsidiaries in the case of any document or information not furnished by it or any of its Subsidiaries in either case, as of the date hereof) necessary in order to make the statements herein or therein not misleading in light of the circumstances in which the same were made. There is no fact known to the Borrowers or any of their Subsidiaries, as of the date hereof, which has a Material Adverse Effect, or which is reasonably likely in the future to have a Material Adverse Effect, exclusive of effects resulting from changes in general economic conditions, legal standards or regulatory conditions.

     6.19. INSURANCE. The Borrowers and each of their Subsidiaries maintain with financially sound and reputable insurers insurance with respect to its properties and businesses against such casualties and contingencies as are in accordance with sound business practices in accordance with industry standards.

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                                      -92-

     6.20. PERFECTION OF SECURITY INTEREST.

     Subject to Section 7.17, all filings, assignments, pledges and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Administrative Agent's security interest in the Collateral. The Collateral and the Administrative Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. Each Borrower or each Guarantor party to the Security Documents is the owner of the Collateral free from any Lien, except for Permitted Liens.

     6.21. ACCOUNTS RECEIVABLE.

     The Administrative Agent may rely, in determining which accounts receivable are Eligible Accounts, on all statements and representations made by the Credit Parties with respect to such accounts receivable. Unless otherwise indicated to the Administrative Agent in writing:

               (a) Each account receivable which is an Eligible Account is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

               (b) Each account receivable which is an Eligible Account arises out of a completed, bona fide sale and delivery of goods or rendition of services by a Credit Party in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between such Credit Party and the account debtor, and, in the case of goods, title to the goods has passed from the Credit Party to the account debtor;

               (c) Each account receivable which is an Eligible Account is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to the Administrative Agent; and

               (d) Each account receivable which is an Eligible Account, and the Administrative Agent's security interest therein, is not, and will not (by voluntary act or omission of the Credit Parties) be in the future, subject to any offset (to the extent that any offset is asserted or exercised by the account debtor), Lien, deduction, defense, dispute, counterclaim or any other adverse condition except for disputes resulting in returned goods where the amount in controversy is deemed by the Administrative Agent to be immaterial, and each such account receivable is absolutely owing to one of the Credit Parties and is not contingent in any respect or for any reason.

     6.22. EQUITY OFFERING DOCUMENTS, SENIOR SECURED NOTE DOCUMENTS, FRENCH FACILITY AND SUBORDINATED DEBT DOCUMENTS. The Credit Parties have heretofore furnished to the Administrative Agent true, complete and correct copies of each of the Equity Offering Documents, the Senior Secured Note Documents, the French Facility

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                                      -93-

Documents and all documents executed or delivered in connection with the Subordinated Debt (including schedules, exhibits and annexes thereto). The Equity Offering Documents, the Senior Secured Note Documents, the French Facility Documents and the documents executed or delivered in connection with the Subordinated Debt have not been amended, supplemented or modified, and constitute the complete understanding among the parties thereto in respect of the matters and transactions covered thereby, except for amendments thereto delivered to the Administrative Agent prior to the Closing Date. Each of the Equity Offering Documents, the Senior Secured Note Documents, the French Facility Documents and the documents executed or delivered in connection with the Subordinated Debt is in full force and effect, and neither the Borrowers nor any of their Subsidiaries is in default under any of such documents. The representations and warranties concerning the French Facility and the French Facility Documents shall only be effective upon and after the consummation of the French Facility.

     6.23. FRENCH FACILITY UPSTREAM LIMITATION. The French Facility does not restrict the ability of Hexcel Composites S.A., Hexcel Fabrics S.A. or any other Subsidiary of Hexcel which is a party thereto to pay or make dividends or distributions in cash or kind to Hexcel or its Subsidiaries, to make loans, advances or other payments of whatsoever nature to Hexcel or its Subsidiaries, or to make transfers or distributions of all or any part of its assets to Hexcel or its Subsidiaries, in each case consistent with the past practices of Hexcel or its Subsidiaries, other than restrictions reasonably acceptable to the Administrative Agent or imposed by applicable law or as a result of the fiduciary duty of directors to such Subsidiaries.

                            7. AFFIRMATIVE COVENANTS.

     Each of the Borrowers covenants and agrees that, so long as any Revolving Credit Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Lender has any obligation to make any Revolving Credit Loans or the Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

     7.1. PUNCTUAL PAYMENT. Each of the Borrowers will, duly and punctually pay or cause to be paid the principal and interest on the Revolving Credit Loans advanced to such Borrower, all Reimbursement Obligations of such Borrower, and such Borrower's share of the Fees and all other amounts provided for in this Credit Agreement and the other Loan Documents to which the Borrowers are parties, all in accordance with the terms of this Credit Agreement and such other Loan Documents.

     7.2. MAINTENANCE OF OFFICE. (a) Hexcel will maintain its chief executive office in Stamford, Connecticut, (b) U.K. Borrower will maintain its registered office in Cambridgeshire, United Kingdom, (c) Austrian Borrower will maintain its registered office in Pasching, Austria, and (d) German Borrower will maintain its domicile in Stade, Germany, or, in each case, at such other place as such Person(s) shall designate upon written notice to the Administrative Agent, where notices, presentations and demands

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                                      -94-

to or upon the such Person(s) in respect of the Loan Documents to which the such Person(s) is a party may be given or made.

     7.3. RECORDS AND ACCOUNTS. Hexcel will keep, and cause each of its Domestic Subsidiaries to keep, true and accurate records and books of account in which full, true and correct entries will be made in accordance with GAAP, and at all times engage PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing as the independent certified public accountants of the Borrowers and their Subsidiaries and will not permit more than thirty (30) days to elapse between the cessation of such firm's (or any successor firm's) engagement as the independent certified public accountants of the Borrowers and their Subsidiaries and the appointment in such capacity of a successor firm of nationally recognized standing.

     7.4. FINANCIAL STATEMENTS, CERTIFICATES AND INFORMATION. Hexcel will deliver to each of the Lenders:

               (a) as soon as practicable, but in any event not later than ninety (90) days after the end of each fiscal year of Hexcel (commencing with the fiscal year ending on December 31, 2003), the consolidated balance sheet of Hexcel and its Subsidiaries as at the end of such year, and the related consolidated statement of income and consolidated statement of cash flow for such year, each setting forth in comparative form the figures for the previous fiscal year and all such consolidated statements to be in reasonable detail, prepared in accordance with GAAP, certified, without qualification and without an expression of uncertainty as to the ability of Hexcel or any of its Subsidiaries to continue as going concerns, by PricewaterhouseCoopers LLP or by other independent certified public accountants of nationally recognized standing, together with a written statement from such accountants to the effect that they have this Credit Agreement, and that, in making the examination necessary to said certification, they have obtained no knowledge of any Event of Default, or, if such accountants shall have obtained knowledge of any then existing Event of Default they shall disclose in such statement any such Event of Default; PROVIDED that such accountants shall not be liable to the Lenders for failure to obtain knowledge of any Default or Event of Default;

               (b) as soon as practicable, but in any event not later than forty-five (45) days after the end of each of the first three (3) fiscal quarters of each fiscal year of Hexcel (commencing with the first fiscal quarter of 2003), copies of the unaudited consolidated balance sheet of Hexcel and its Subsidiaries as at the end of such quarter, and the related consolidated statement of income and consolidated statement of cash flow for the portion of Hexcel's fiscal year then elapsed, together with, in the case of the consolidated statements, comparisons to the corresponding quarterly and year-to-date periods for the previous year and comparisons to the financial projections of Hexcel and its Subsidiaries previously provided to the Administrative Agent, prepared in accordance with GAAP, all in reasonable detail and prepared in accordance with GAAP (subject to customary exceptions for interim financial statements and the absence of footnotes),

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                                      -95-

     together with a certification by the principal financial or accounting officer, treasurer or controller of Hexcel that the information contained in such financial statements fairly presents the financial position of Hexcel and its Subsidiaries in all material respects on the date thereof (subject to year-end adjustments);

               (c)     as soon as practicable, but in any event within thirty
     (30) days after the end of each month in each fiscal year of Hexcel commencing with the month ending March 30, 2003, unaudited monthly and year-to-date consolidated financial statements of Hexcel and its Subsidiaries for such month and unaudited monthly and year-to-date consolidating financial statements Hexcel and its Subsidiaries for such month, together with, in the case of the consolidated statements, comparisons to the financial projections of Hexcel and its Subsidiaries previously provided to the Administrative Agent, prepared in accordance with GAAP (subject to customary exceptions for interim financial statements and the absence of footnotes), together with a certification by the principal financial or accounting officer of Hexcel that the information contained in such financial statements fairly presents the financial condition of Hexcel and its Subsidiaries in all material respects on the date thereof (subject to year-end adjustments);

               (d) simultaneously with the delivery of the financial statements referred to in subsections (a) and (b) above, a statement certified by the principal financial or accounting officer, treasurer or controller of Hexcel in substantially the form of EXHIBIT D hereto (a "COMPLIANCE CERTIFICATE") and setting forth in reasonable detail computations evidencing compliance with certain covenants contained in
     Section 8 and with the covenants contained in Section 9;

               (e) promptly after the filing or mailing thereof, copies of all material of a financial nature filed with the Securities and Exchange Commission or sent to the stockholders generally of Hexcel;

               (f) within fifteen (15) days after the end of each calendar month, a Borrowing Base Report setting forth the Domestic Borrowing Base, the U.K. Borrowing Base, the Austrian Borrowing Base, the German Borrowing Base and the Excess Availability as at the end of such calendar month and certifying and providing reasonable backup evidence to demonstrate that all Investments held by Hexcel and its Subsidiaries pursuant to Sections 8.3(a) through 8.3(e) are permitted Investments in accordance with Section 8.3(a) through (e); PROVIDED that if at any time (i) the Excess Availability hereunder is less than $20,000,000, or (ii) the Fixed Charge Coverage Ratio is less than the Minimum Ratio or (iii) an Event of Default has occurred and is continuing, if requested by the Administrative Agent, then (x) within five (5) days after the end of each calendar week, a Borrowing Base Report setting forth the Domestic Borrowing Base, the U.K. Borrowing Base, the Austrian Borrowing Base, the German Borrowing Base and the Excess Availability as at the end of such calendar week (it being understood that such weekly Borrowing Base Reports shall reflect changes in accounts receivable and that changes in inventory and ineligible receivables and inventory

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                                      -96-

     will continue to be updated on a monthly basis), and (y) together with such other information relating to the Collateral as the Administrative Agent shall reasonably request, and accompanied by such supporting detail and documentation as the Administrative Agent shall reasonably request;

               (g) contemporaneously with any delivery made in connection with clause (f) of this Section 7.4 , an Accounts Receivable aging report on a business unit basis and an inventory summary;

               (h) as soon as practicable, but in any event not later than thirty (30) days after each fiscal year of Hexcel or at such earlier time as the Administrative Agent may reasonably request, projections of Hexcel and its Subsidiaries updating those projections delivered to the Lenders and referred to in Section 6.4.3, prepared on a monthly basis for the then-next fiscal year or, if applicable, updating any later such projections delivered in response to a request pursuant to this Section 7.4(i);

               (i) within fifteen (15) days after the end of each calendar month, a report setting forth in reasonable detail the Foreign Subsidiary Borrowing Base as at the end of such month; (j) annually, within thirty
     (30) days after each anniversary of the Closing Date, an updated Restricted IP Schedule as of such anniversary of the Closing Date; and

               (k) from time to time such other financial data and information (including accountants' management letters) regarding the operation, business affairs and financial conditions of Hexcel and its Subsidiaries as the Administrative Agent, the Lead Arranger or any Lender (acting through the Administrative Agent) may reasonably request.

     7.5. NOTICES.

               7.5.1. DEFAULTS. The Borrowers will, promptly notify the Administrative Agent and each of the Lenders in writing of the occurrence of any Default or Event of Default , together with a reasonably detailed description thereof, and the actions such Person proposes to take with respect thereto.

               7.5.2. ENVIRONMENTAL EVENTS. The Borrowers will, and will cause each of their Subsidiaries to, promptly give notice to the Administrative Agent and each of the Lenders (a) of any violation of any Environmental Law that has the likely potential to have a Material Adverse Effect and that the Borrowers or any of their Subsidiaries reports in writing or is reportable by such Person in writing (or for which any written report supplemental to any oral report is made) to any Governmental Authority and
     (b) upon becoming aware thereof, of any inquiry, proceeding, investigation, or other action, including a notice from any agency of

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                                      -97-

     potential environmental liability, of any Governmental Authority that has the likely potential to have a Material Adverse Effect.

               7.5.3. NOTIFICATION OF CLAIM AGAINST ASSETS. The Borrowers will, and will cause each of their Subsidiaries to, promptly upon becoming aware thereof, notify the Administrative Agent and each of the Lenders in writing of any setoff, claims, or other defenses to which any of the Borrower's or such Subsidiary's assets are subject if any such setoff, claim, or other defense would reasonably be expected to have a Material Adverse Effect.

               7.5.4. NOTICE OF LITIGATION AND JUDGMENTS. The Borrowers will, and will cause each of their Subsidiaries to, give notice to the Administrative Agent in writing within fifteen (15) days of becoming aware of any litigation or proceedings threatened in writing or any pending litigation and proceedings affecting the Borrowers or any of their Subsidiaries or to which the Borrowers or any of their Subsidiaries is or becomes a party, in each case involving an uninsured claim against any of the Borrowers or any of their Subsidiaries that could reasonably be expected to have a Material Adverse Effect, such notice to state the nature and status of such litigation or proceedings.

     7.6. LEGAL EXISTENCE; MAINTENANCE OF PROPERTIES. Each of the Borrowers (a) will do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence, rights and franchises and those of their Subsidiaries, (b) will cause all of its properties and those of their Subsidiaries used or useful in the conduct of its business or the business of their Subsidiaries to be maintained and kept in good condition, repair and working order, ordinary wear and tear excepted, (c) will cause to be made all necessary repairs, renewals and replacements thereof, all as in the judgment of the Borrower may be necessary so that the business carried on in connection therewith may be properly conducted at all times, and (d) will, and will cause each of its Subsidiaries to, continue to engage primarily in the businesses now conducted by them and in related businesses; PROVIDED that nothing in this 7.6 shall prevent (i) any Borrower from discontinuing the operation and maintenance of any of its properties or any of those of its Subsidiaries if such discontinuance is, in the judgment of such Borrower, desirable in the conduct of its or their business and that do not in the aggregate have a Material Adverse Effect or (ii) any Borrower or any of its Subsidiaries from consummating any transaction permitted by Section 8.5.

     7.7. INSURANCE. The Borrowers will, and will cause each of their Subsidiaries to, maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with the general practices of businesses of similar size and financial strength engaged in similar activities in similar geographic areas and in amounts, containing such terms, in such forms and for such periods as may be reasonable and prudent.

     7.8. TAXES. The Borrowers will, and will cause each of their Subsidiaries to, timely pay and discharge, or cause to be timely paid and discharged, all material taxes, assessments and other governmental charges imposed upon it and its Real Estate, sales

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                                      -98-

and activities, or any part thereof, or upon the income or profits therefrom, as well as all claims for labor, materials, or supplies that if unpaid might by law become a Lien or charge upon any of its property; PROVIDED that any such tax, assessment, charge, levy or claim need not be paid if the validity or amount thereof shall currently be contested in good faith by appropriate proceedings and if the applicable Borrower or such Subsidiary shall maintain on its books adequate reserves in accordance with GAAP with respect thereto; and PROVIDED FURTHER that the Borrowers and each Subsidiary of the Borrowers will pay all such taxes, assessments, charges, levies or claims on any Collateral forthwith upon the commencement of proceedings to foreclose any Lien that may have attached as security therefor.

     7.9. INSPECTION OF PROPERTIES AND BOOKS, ETC.

               7.9.1. GENERAL. Subject to requirements of applicable law concerning classified information and to the rights of tenants or licensees of such property, the Borrowers shall permit the Lenders, through the Administrative Agent or its designated representatives or, after the occurrence and during the continuance of an Event of Default, any of the Lenders' designated representatives, to visit and inspect any of the properties of the Borrowers or any of their Subsidiaries, to examine the books of account (to the extent any such materials are identified as not confidential to the Person making such examination at such time, and if any such materials are identified as confidential to the Person making such examination at such time, such materials shall be handled in accordance with Section 15.4) of the Borrowers and their Subsidiaries (and, subject to the foregoing, to make copies thereof and extracts therefrom), and to discuss the business operation, properties, finances and accounts of the Borrowers and their Subsidiaries with, and to be advised as to the same by, its and their officers all at such reasonable times and intervals and during regular business hours as the Administrative Agent or such Lender may reasonably request upon reasonable prior written notice.

               7.9.2. COLLATERAL REPORTS. The Borrower will cooperate with the Administrative Agent in the Administrative Agent's obtaining a collateral value report of an independent collateral auditor reasonably satisfactory to the Administrative Agent (which may be affiliated with one of the Lenders) with respect to the Accounts Receivable and inventory components included in the Domestic Borrowing Base, the U.K. Borrowing Base, the Austrian Borrowing Base or the German Borrowing Base, as the case may be, which report shall indicate whether or not the information set forth in the Borrowing Base Report most recently delivered is accurate and complete in all material respects based upon a review by such collateral auditor of the Accounts Receivable (including verification with respect to the amount, aging, identity and credit of the respective account debtors and the billing practices of the Borrowers or its applicable Subsidiary) and inventory (including verification as to the value, location and respective types). Such collateral value reports shall be conducted at the Borrowers' expense no more frequently than two times during each

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                                      -99-

     calendar year (it being anticipated that one such collateral report shall be limited to the Collateral of Hexcel and the Guarantors), or more frequently as determined by the Administrative Agent if at any time (x) the Excess Availability hereunder is less than $20,000,000, or (y) the Fixed Charge Coverage Ratio is less than the Minimum Ratio, or (z) any Event of Default shall have occurred and be continuing; PROVIDED that, unless an Event of Default shall have occurred and be continuing the Administrative Agent shall not obtain more than four (4) collateral reports in any calendar year.

               7.9.3. APPRAISALS. The Borrowers will cooperate with the Administrative Agent in the Administrative Agent's obtaining, appraisal reports in form and substance and from appraisers reasonably satisfactory to the Administrative Agent, stating the then-current orderly liquidation value of all or any portion of the inventory owned by the Borrowers or any of their Subsidiaries. Such appraisals shall be conducted at the Borrowers' expense no more frequently than (i) one (1) time during each calendar year on a desktop basis and (ii) one (1) time per year on a complete inspection and appraisal basis, or, in each case, more frequently as determined by the Administrative Agent if at any time (x) the Excess Availability hereunder is less than $20,000,000, or (y) the Fixed Charge Coverage Ratio is less than the Minimum Ratio, or (z) any Event of Default shall have occurred and be continuing; PROVIDED that unless an Event of Default shall have occurred and be continuing the Administrative Agent shall not obtain more than three
     (3) such appraisals in any calendar year.

               7.9.4. COMMUNICATIONS WITH ACCOUNTANTS. Each of the Borrowers and their Subsidiaries authorizes the Administrative Agent and the Lenders
     (a) to obtain from the Borrowers' and their Subsidiaries' independent certified public accountants copies of any and all accountants' management letters prepared with respect to the Borrowers or any of their Subsidiaries, (b) to communicate directly with such accountants with regard to matters disclosed in such management letters, and (c) with the consent of the Borrowers or any Subsidiaries, which consent shall not be unreasonably withheld or delayed, to communicate directly with such accountants with regard to all other matters concerning the business, financial condition and other affairs of the Borrowers or any of its Subsidiaries. The German Borrower shall provide to the Administrative Agent and the Lenders a letter, in form and in substance satisfactory to the Administrative Agent, evidencing that no consent of any kind whatsoever shall be required with respect to the rights determined under (c) and that such accountant shall be released from any confidentiality obligation with respect to such communications (the "ACCOUNTANT RELEASE LETTER"); PROVIDED that the Administrative Agent and the Lenders shall use rights to information granted in this clause only after the occurrence and during the continuance of a Default or an Event of Default.

     7.10. COMPLIANCE WITH LAWS, CONTRACTS, LICENSES, AND PERMITS. Each of Borrowers will, and will cause each of their Subsidiaries to, comply with (i) the

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                                      -100-

applicable laws and regulations wherever its business is conducted, including all Environmental Laws, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect, (ii) the provisions of its Governing Documents, (iii) all agreements and instruments by which it or any of its properties may be bound, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect, and (iv) all applicable decrees, orders and judgments, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect. If any authorization, consent, approval, permit or license from any Governmental Authority shall become necessary or required in order that the Borrowers or any of their Subsidiaries may fulfill any of its obligations hereunder or any of the other Loan Documents to which any Borrower or such Subsidiary is a party, such Borrowers will, or (as the case may be) will cause such Subsidiary to, immediately take or cause to be taken all reasonable steps within the power of such Borrower or such Subsidiary to obtain such authorization, consent, approval, permit or license and furnish the Administrative Agent and the Lenders with evidence thereof.

     7.11. EMPLOYEE BENEFIT PLANS. The Borrowers will upon the request of the Administrative Agent (a) promptly upon filing the same with the Department of Labor or Internal Revenue Service, furnish to the Administrative Agent a copy of the most recent actuarial statement required to be submitted under Section 103(d) of ERISA and Annual Report, Form 5500, with all required attachments, in respect of each Guaranteed Pension Plan, (b) promptly upon receipt or dispatch, furnish to the Administrative Agent any notice, report or demand sent or received in respect of a Guaranteed Pension Plan under Sections 302, 4041, 4042, 4043, 4063, 4065, 4066 and 4068 of ERISA, or in respect of a Multiemployer Plan, under Sections 4041A, 4202, 4219, 4242, or 4245 of ERISA and (c) promptly furnish to the Administrative Agent a copy of all actuarial statements required to be submitted under all Applicable Pension Legislation.

     7.12. USE OF PROCEEDS. The Borrowers will use the proceeds of the Revolving Credit Loans and obtain Letters of Credit solely for the purposes set forth in
Section 6.14.1.

     7.13. FAIR LABOR STANDARDS ACT. The Borrowers will, and will cause each of their Subsidiaries to, at all times operate its business in compliance with all material applicable provisions of the Fair Labor Standards Act of 1938, as amended, or other similar legislation in the jurisdiction in which the Borrowers or any of their Subsidiaries operates ("OTHER LABOR REGULATIONS") as the case may be, except where failure to comply could not reasonably be expected to have a Material Adverse Effect or materially impair the value of the Collateral. None of the inventory or services provided by the Borrowers or any of their Subsidiaries is or will be produced by employees of the Borrowers or any of their Subsidiaries who are employed in violation of the applicable minimum wage or maximum hour provisions of the Fair Labor Standards Act (29 U.S.C. Sections 206 and 207) or any regulations promulgated thereunder or Other Labor Regulations, in each case, as in effect from time to time, except where failure to comply could not reasonably be expected to have a Material Adverse Effect or materially impair the value of the Collateral.

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                                      -101-

     7.14. ADDITIONAL SUBSIDIARIES. If, after the Closing Date, the Borrowers or any of their Subsidiaries creates or acquires, either directly or indirectly, any Subsidiary, it will promptly (but in any event no later than fifteen Business Days (15) days after such creation or acquisition) notify the Administrative Agent of such creation or acquisition, as the case may be, and provide the Administrative Agent with an updated SCHEDULE 6.16(a) hereto and take all other action required by Section 7.15.

     7.15. NEW GUARANTORS; NEW STOCK PLEDGES. (a) Except as otherwise provided in Section 7.20, the Borrowers will cause each Material Domestic Subsidiary created, acquired or otherwise existing on or after the Closing Date, to immediately become a Guarantor hereunder and shall cause such Subsidiary to execute and deliver to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, an Instrument of Assumption and Joinder and certified copies of such Subsidiary's Governing Documents, together with legal opinions in form and substance reasonably satisfactory to the Administrative Agent opining as to authorization, validity and enforceability of such Guaranty. In addition, the Borrowers will not at any time permit either (i) the aggregate revenue generated by all Domestic Subsidiaries which are not Guarantors (which are not Domestic Foreign Holding Companies) to equal or exceed $30,000,000 for the period of four (4) consecutive fiscal quarters most recently ended, or (ii) the aggregate book value of the assets of all Domestic Subsidiaries which are not Guarantors (which are not Domestic Foreign Holding Companies) to exceed $10,000,000 at such time. The Borrowers shall require certain Domestic Subsidiaries which are not Guarantors to become Guarantors hereunder to the extent necessary to comply at all times with this clause (a), and such Subsidiary shall remain a Guarantor hereunder (except as otherwise provided herein).

     (b) The Borrowers will cause the direct parent of each first tier Material Foreign Subsidiary created, acquired or otherwise existing on or after the Closing Date, to immediately provide a first priority perfected pledge to the Administrative Agent (or the equivalent thereof under local law as determined by the Administrative Agent) of 65% of the capital stock (issued share capital) or other equity interests of such first tier Material Foreign Subsidiaries; PROVIDED that to the extent that any such first tier Material Foreign Subsidiary is treated as a disregarded entity for United States federal income tax purposes, such disregarded entity shall, in addition, pledge 65% of the capital stock of any Material Foreign Subsidiary directly owned by such disregarded first tier Material Foreign Subsidiary, hereunder, together with legal opinions and such other documents as the Administrative Agent shall request, each in form and substance satisfactory to the Administrative Agent opining as to authorization, validity, and enforceability of such Stock Pledge Agreement. In addition, the Borrowers will not at any time permit either (i) the aggregate revenue generated by all first tier Foreign Subsidiaries whose equity interest are not pledged to the Administrative Agent hereunder to equal or exceed $30,000,000 for the period of four (4) consecutive fiscal quarters most recently ended, or (ii) the aggregate book value of the assets of all first tier Foreign Subsidiaries whose equity interest are not pledged to the Administrative Agent hereunder to exceed $10,000,000 at such time. Subject to the proviso above with respect to disregarded entities, the Lenders agree to release any pledge they may have with respect to the stock of any Foreign Subsidiary that is contributed, sold or otherwise transferred by Hexcel or another Domestic Subsidiary to another Foreign Subsidiary ("transferee") in exchange for receiving a pledge of 65% of the stock of the transferee.

     7.16. AMENDMENTS TO GOVERNING DOCUMENTS. The Borrowers will, and will cause each of the other Credit Parties to, promptly furnish to the Administrative Agent any amendment, supplement or modification to any of such Credit Parties' Governing Documents permitted by Section 8.12.

     7.17. BANK ACCOUNTS.

               7.17.1. GENERAL.

                       7.17.1.1. HEXCEL AND THE U.K. BORROWER. (a) On or prior to the Closing Date Hexcel will, and will cause each of the Guarantors to, establish and thereafter maintain a depository account (the "FCC CONCENTRATION ACCOUNT") under the control of the Administrative Agent for the benefit of the Lenders and the Administrative Agent, in the name of Hexcel and the Guarantors (as further described in Section 5.2(a)), (b) on or prior to the Closing Date the U.K. Borrower will establish and thereafter maintain a depository account (the "U.K. CONCENTRATION ACCOUNT") under the control of Fleet U.K. for the benefit of the Lenders and the Administrative Agent, in the name of the U.K. Borrower (as further described in Section 5.2(b)), (c) on or prior to March 31, 2003, and at all times thereafter, Hexcel, the Guarantors and the U.K. Borrower will instruct all account debtors and other obligors, pursuant to notices of assignment and instruction letters in form and substance satisfactory to the Administrative Agent, to remit all cash proceeds of Accounts Receivable to the FCC Concentration Account or the U.K. Concentration Account, (d) from and after the Closing Date, Hexcel, the Guarantors and the U.K. Borrower will direct all depository institutions with local depository accounts to cause all funds held in each such local depository account to be transferred no less frequently than once each day to, and only to, with respect to Hexcel and the Guarantors the FCC Concentration Account or, with respect to the U.K. Borrower, only to the U.K. Concentration Account; provided however that prior to May 19, 2003, such Persons shall only be required to use commercially reasonable efforts to effect such transfers; and (e) from and after May 19, 2003, Hexcel, the Guarantors and the U.K. Borrower will ensure that, immediately upon Hexcel's, the U.K. Borrower's or any of the Guarantors' receipt of any funds constituting or cash proceeds of any Collateral, all such amounts shall have been deposited in the FCC Concentration Account or the U.K. Concentration Account or a local depository account with financial institutions which have entered into agency account agreements and, if applicable, lock box agreements (collectively, "AGENCY ACCOUNT AGREEMENTS") in form and substance satisfactory to the Administrative Agent; PROVIDED that, Hexcel, the Guarantors and the U.K. Borrower shall be permitted to maintain (i) payroll accounts and other related accounts not subject to the Administrative Agent's control so long as the aggregate amount of funds on deposit in all such payroll accounts does not materially exceed estimated payroll for the next payroll period, (ii)(A) local domestic bank accounts in the United States not subject to the Administrative Agent's control so long as the aggregate amount of funds on deposit in all such local bank accounts does not exceed $1,000,000, and (B) local foreign bank accounts in the United Kingdom not subject to the Administrative Agent's control so long as the aggregate amount of funds on deposit in all such local foreign bank accounts does not exceed the equivalent of $250,000 and (iii) the Asset Sale Proceeds Account not subject to the Administrative Agent's control. Hexcel covenants and agrees that it shall not, and shall not permit any of its Subsidiaries to, (I) deposit any proceeds of Collateral in the Asset Sale Proceeds Account or (II) maintain any amounts in the Asset Sale Proceeds Account in excess of the amounts required to be maintained therein in accordance with the terms of the Senior Secured Notes.

                       7.17.1.2. THE AUSTRIAN BORROWER AND THE GERMAN BORROWER. On or prior to the Closing Date or at any time thereafter on a post-closing basis, the Austrian Borrower and the German Borrower respectively will use their reasonable best efforts to, on terms and conditions satisfactory to the Administrative Agent, establish depository accounts under the control of the Administrative Agent (as further described in Section 5.2(c) and Section 5.2(d), respectively) in the name of each of the Austrian Borrower and the German Borrower; PROVIDED that if any time (a) an Event of Default has occurred and is continuing, or (b) the Excess Availability hereunder is less than $20,000,000 at such time, at the request of the Administrative Agent, the cash of each of the Austrian Borrower and the German Borrower, respectively, will be concentrated in accounts under the control of the Administrative Agent, in the name of each of the Austrian Borrower and the German Borrower, respectively, in the United Kingdom or such other jurisdiction in which control over such accounts can be implemented; PROVIDED FURTHER that, whether or not such control over such accounts is implemented,
               (i) the Austrian Borrower shall be permitted to maintain local foreign bank accounts in Austria not subject to the Administrative Agent's control so long as the aggregate amount of funds on deposit in all such local foreign bank accounts does not exceed the equivalent of $250,000, (ii) the German Borrower shall be permitted to maintain local foreign bank accounts in Germany not subject to the Administrative Agent's control so long as the aggregate amount of funds on deposit in all such local foreign bank accounts does not exceed the equivalent of $250,000 and (iii) the Austrian Borrower and the German Borrower shall be permitted to maintain payroll accounts and other related accounts not subject to the Administrative Agent's control so long

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                                      -104-

               as the aggregate amount of funds on deposit in all such payroll accounts does not materially exceed estimated payroll for the next payroll period.

               7.17.2. ACKNOWLEDGMENT OF APPLICATION. The Borrower hereby agrees that the Administrative Agent has exclusive control over the FCC Concentration Account and Fleet U.K. has exclusive control over the U.K. Concentration Account, as further described in Section 5.2. Notwithstanding anything in this Credit Agreement or any of the other Loan Documents to the to the contrary, the cash or depositary accounts of any Foreign Subsidiary of Hexcel (including any Foreign Borrower) will not serve at any time, directly or indirectly, to collateralize the obligations of Hexcel or any Domestic Subsidiary of Hexcel. In addition, the cash or depositary accounts of a Foreign Subsidiary of Hexcel will only serve to collateralize the obligations of another Foreign Borrower if such Foreign Subsidiary is owned by such Foreign Borrower.

          7.18. SENIOR INDEBTEDNESS. Hexcel shall designate this Credit Agreement and the Obligations hereunder as "Designated Senior Indebtedness" under the Indenture referred to in clause (i) of the definition of "Subordinated Debt."

          7.19. FURTHER ASSURANCES. The Borrowers will, and will cause each of their Subsidiaries to, cooperate with the Lenders and the Administrative Agent and execute such further instruments and documents as the Lenders or the Administrative Agent shall reasonably request to carry out to their satisfaction the transactions contemplated by this Credit Agreement and the other Loan Documents.

          7.20. POST-CLOSING COVENANTS. (a) Upon the consummation of the French Facility, the Credit Parties shall furnish to the Administrative Agent true, complete and correct copies of each of the French Facility Documents (including schedules, exhibits and annexes thereto).

          (b) On or before April 11, 2003, Hexcel shall deliver to the Administrative Agent the Restricted IP Schedule. Until delivery of such Restricted IP Schedule, the Borrowers shall maintain Excess Availability of not less than $30,000,000.

                         8. CERTAIN NEGATIVE COVENANTS.

          Each of the Borrowers covenants and agrees that, so long as any Revolving Credit Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Lender has any obligation to make any Revolving Credit Loans or the Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

          8.1. RESTRICTIONS ON INDEBTEDNESS. The Borrowers will not, and will not permit any of their Subsidiaries to, create, incur, assume, guarantee or be or remain liable, contingently or otherwise, with respect to any Indebtedness other than:

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                                      -105-

          (a) Indebtedness to the Lenders and the Administrative Agent arising under any of the Loan Documents;

          (b) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business;

          (c) Indebtedness of Hexcel and its Material Domestic Subsidiaries in respect of the Senior Secured Notes or any additional Indebtedness permitted to be incurred in accordance with the Senior Secured Note Documents (as in effect on the date hereof);

          (d) Indebtedness of Hexcel Composites S.A. and Hexcel Fabrics S.A. in respect of the French Facility;

          (e) Subordinated Debt; and any refinancings, refundings, renewals or extensions thereof; PROVIDED that (1) the aggregate principal amount of replacement Indebtedness is not greater than the principal amount of the Indebtedness being so replaced, and (2) the terms and conditions of such replacement Indebtedness are no less favorable to Hexcel or the Lenders, as determined by the Administrative Agent, than the terms and conditions of the Indebtedness so replaced;

          (f) purchase money Indebtedness incurred in connection with the acquisition after the date hereof of any real or personal property by the Borrowers or such Subsidiary or Indebtedness under any Capitalized Lease, and Indebtedness incurred to refinance such purchase money Indebtedness or Indebtedness under Capitalized Leases, PROVIDED that (x) the Borrowers and their Subsidiaries shall be in compliance on a PRO FORMA basis (after giving effect to the incurrence of such Indebtedness) with the provisions of Sections 9.1, 9.2 and 9.3 hereof (determined for the most-recently ended fiscal quarter and the then-current fiscal quarter); and (y) the amount of such Indebtedness incurred by the Borrowers and their Subsidiaries shall not exceed $10,000,000 during the 2003 fiscal year, $12,000,000 during the 2004 fiscal year, $12,000,000 during the 2005 fiscal year, $15,000,000 during the 2006 fiscal year, and $15,000,000 during the 2007 fiscal year;

          (g) Indebtedness in respect of hedging agreements (including, without limitation, the Hedging Agreements) so long as such arrangements are in the ordinary course of business and are not for speculative purposes;

          (h) Indebtedness existing on the date hereof and listed and described on SCHEDULE 8.1 hereto and any refinancings, refundings, renewals or extensions thereof; PROVIDED that (x) the aggregate principal amount of replacement Indebtedness is not greater than the principal amount of the Indebtedness being so replaced and (y) the terms of such replacement Indebtedness (i) are, in the aggregate, not materially less favorable to the Borrower or such Subsidiary than

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                                      -106-

     the terms of the Indebtedness being so replaced or (ii) are approved in writing by the Administrative Agent;

          (i) Indebtedness of Foreign Subsidiaries with respect to foreign borrowing facilities and standby and commercial letters of credit issued by foreign local banks; PROVIDED that (i) such Indebtedness shall be unsecured and (ii) the aggregate outstanding amount of such Indebtedness shall not exceed $25,000,000 at any time;

          (j) Indebtedness in respect of the CSI Leasing Trust Assets and any refinancing of such Indebtedness on or before September 30, 2003; PROVIDED that such refinancing shall be (i) on terms and conditions reasonably acceptable to the Administrative Agent and (ii) in a principal amount not to exceed the amount required to refinance such Indebtedness under the CSI Leasing Trust Capital Lease;

          (k) Indebtedness of Hexcel or any of its Subsidiaries to Hexcel or any of its Subsidiaries, PROVIDED that the Investment corresponding to such Indebtedness shall be permitted under Section 8.3(h), (i), (k) or (o) hereof;

          (l) Indebtedness of a Person which becomes a Subsidiary after the Closing Date; PROVIDED that (i) such Indebtedness existed at the time such Person became a Subsidiary and was not created in anticipation thereof,
     (ii) immediately after giving effect to the acquisition of such Person by Hexcel and/or its Subsidiaries no Default or Event of Default shall have occurred and be continuing, and (iii) such Indebtedness is incurred in a transaction permitted pursuant to Section 8.5.1, and any refinancings, refundings, or renewals or extensions thereof; PROVIDED that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension;

          (m) Indebtedness of the Borrowers or their Subsidiaries owing to employees of the Borrowers or their Subsidiaries on account of employee contributions to a non-qualified benefit plan;

          (n) Indebtedness incurred in connection with an acquisition permitted pursuant to Section 8.5.1; and

          (o) additional Indebtedness in an aggregate principal amount not to exceed $15,000,000 (or the local equivalent thereof based on the foreign currency exchange rates at the time such Indebtedness is incurred) at any time outstanding; PROVIDED that the terms of such Indebtedness do not restrict the ability of any Subsidiary to pay or make dividends or distributions to the Credit Parties, to make loans, advances or other payments of whatsoever nature to the Credit Parties, or to make transfers or distributions of all or any part of its assets to the Credit Parties.

     8.2.  RESTRICTIONS ON LIENS.

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                                      -107-

          8.2.1. PERMITTED LIENS. The Borrowers will not, and will not permit any of their Subsidiaries to, create or incur or suffer to be created or incurred or to exist any Lien upon any of its property or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom including, without limitation, on the Capital Stock of any Subsidiary (including, without limitation, Clark-Schwebel Holding Corp., Clark-Schwebel Corporation or Hexcel Pottsville Corporation); PROVIDED that the Borrowers and their Subsidiaries may create or incur or suffer to be created or incurred or to exist:

          (i) Liens in favor of the Administrative Agent for the benefit of the Lenders and the Administrative Agent under the Loan Documents and any Hedging Agreements and, with respect to the Capital Stock of any first tier Material Foreign Subsidiaries, in favor of the Lenders, Administrative Agent and the trustee in respect of the Senior Secured Notes;

          (ii) Liens on assets of non-Credit Parties securing Indebtedness with respect to hedging agreements of any Subsidiary that is not a Credit Party which Indebtedness, in the aggregate, does not exceed $5,000,000 at any time outstanding;

          (iii) Liens securing the Senior Secured Notes and any additional Indebtedness secured by such Liens in accordance with the Senior Secured Note Documents (as in effect on the date hereof) or any additional Indebtedness permitted thereunder;

          (iv) Liens on the assets of Hexcel Composites S.A. and Hexcel Fabrics S.A. securing the French Facility in accordance with the French Facility Documents;

          (v) Liens for taxes, assessments and other government charges not yet due or which are being contested in good faith by appropriate proceedings or Liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

          (vi) deposits or pledges made in connection with, or to secure payment of, workmen's compensation, unemployment insurance, old age pensions or other social security obligations and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (vii) Liens in respect of judgments or awards that do not constitute an Event of Default under Section 12.1(e) and Liens that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which any Borrower or such Subsidiary shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review;

          (viii) Liens of carriers, warehousemen, mechanics and materialmen, and other like Liens on properties, in existence less than one hundred twenty (120) days from the date of creation thereof in respect of obligations not yet due or which are being contested in good faith by appropriate proceedings;

          (ix) encumbrances on Real Property consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord's or lessor's liens and other minor Liens, PROVIDED that none of such Liens (A) interferes materially with the use of the property affected in the ordinary conduct of the business of the Borrowers and their Subsidiaries, and (B) individually or in the aggregate have a Material Adverse Effect;

          (x) Liens existing on the date hereof and listed on SCHEDULE 8.2 hereto;

          (xi) purchase money security interests in or purchase money mortgages on real or personal property acquired (in the case of purchase money security interests) or leased (in the case of Capitalized Leases) to secure purchase money Indebtedness or Capitalized Leases of the type and amount permitted by Section 8.1(f), which security interests or mortgages cover only the real or personal property so acquired or leased;

          (xii) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (xiii) Liens arising from precautionary Uniform Commercial Code financing statement filings regarding operating leases entered into by the Company and its Subsidiaries in the ordinary course of business;

          (xiv) Liens in favor of banking institutions arising as a matter of law and encumbering the deposits (including the right of setoff) held by such banking institutions in the ordinary course of business and which are within the general parameters customary in the banking industry;

          (xv) Liens in favor of customs and revenue authorities arising as a matter of law to secure the payment of customs duties in connection with the importation of goods;

          (xvi) Liens on the property or assets of a Person which becomes a Subsidiary after the Closing Date securing Indebtedness permitted by
     Section 8.1(l); PROVIDED that (i) such Liens existed at the time such Person became a Subsidiary and were not created in anticipation thereof,
     (ii) any such Lien is not spread to cover any property or assets of such Person after the time such Person becomes a Subsidiary, and (iii) the amount of Indebtedness secured thereby is not increased;

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                                      -109-

          (xvii) Liens on the Capital Stock of Interglas Technologies AG owned by Hexcel or its Subsidiaries;

          (xviii) Liens on assets of Foreign Subsidiaries securing Indebtedness of any Foreign Subsidiary permitted pursuant to Section 8.1(o);

          (xix) Liens on assets other than Collateral securing Indebtedness of Hexcel or any Domestic Subsidiary which Indebtedness, in the aggregate, does not exceed $250,000 at any time outstanding; and

          (xx) Liens in respect of the amounts deposited in respect of the defeasance of the 7.00% Convertible Notes due 2003.

          8.2.2. RESTRICTIONS ON NEGATIVE PLEDGES AND UPSTREAM LIMITATIONS. The Borrowers will not, nor will it permit any of their Subsidiaries to, (a) enter into or permit to exist any arrangement or agreement (excluding the Credit Agreement and the other Loan Documents) which directly or indirectly prohibits the Borrowers or any of their Subsidiaries from creating, assuming or incurring any Lien upon its properties, revenues or assets or those of any of its Subsidiaries whether now owned or hereafter acquired, other than (i) restrictions imposed by the Senior Secured Note Documents,
     (ii) restrictions imposed by the CSI Lease, and (iii) restrictions imposed by the terms of the documents governing any Subordinated Debt, (iv) restrictions on specific assets which assets are the subject of purchase money security interests to the extent permitted under Section 8.2.1, (v) customary anti-assignment provisions contained in leases and licensing agreements entered into by the Borrowers or such Subsidiary in the ordinary course of its business, (vi) restrictions imposed by applicable law or as a result of the fiduciary duty of directors to such Subsidiaries, (vii) with respect to the French Facility, restrictions imposed by the terms of the French Facility that are acceptable to the Administrative Agent in its sole discretion and identified in writing to the Administrative Agent prior to the consummation thereof, and (viii) customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such sale is permitted hereunder or (b) enter into any agreement, contract or arrangement (excluding the Credit Agreement and the other Loan Documents) restricting the ability of any Subsidiary of the Borrowers, any Borrower or any Guarantor to pay or make dividends or distributions in cash or kind to the Borrowers or any Guarantor or to make loans, advances or other payments of whatsoever nature to the Borrowers or any Guarantor, or to make transfers or distributions of all or any part of its assets to the Borrowers or any Guarantor, other than restrictions contained in clauses (a)(iv) through (a)(viii).

     8.3. RESTRICTIONS ON INVESTMENTS. The Borrowers will not, and will not permit any of their Subsidiaries to, make or permit to exist or to remain outstanding any Investment except Investments in:

          (a)     Investments in U.S. government obligations;

          (b) Investments in time deposit accounts, certificates of deposit and money market deposits maturing within 180 days of the date of acquisition thereof issued by a bank or trust company which, at the time such Investment is made, is organized under the laws of the United States of America, any State thereof or any foreign country recognized by the United States of America having capital, surplus and undivided profits aggregating in excess of $50.0 million (or the U.S. dollar equivalent thereof) and whose long-term debt is rated "A-" or higher (or such equivalent rating) by at least one "nationally recognized statistical rating organization" (as defined in Rule 436 under the Securities Act);

          (c) Investments in repurchase obligations with a term of not more than 30 days for underlying securities of the types described in clause (a) above entered into with a bank meeting the qualifications described in clause (b) above at the time such Investment is made;

          (d) Investments in commercial paper, maturing not more than 90 days after the date of acquisition, issued by a corporation (other than an affiliate of the Company) organized and in existence under the laws of the United States of America or any foreign country with a rating at the time as of which any investment therein is made of "P-1" (or higher) according to Moody's Investors Service, Inc. or "A-1" (or higher) according to Standard & Poor's Ratings Group;

          (e) Investments in securities with maturities of six months or less from the date of acquisition issued or fully guaranteed by any State, commonwealth or territory of the United States of America, or by any political subdivision or taxing authority thereof, and rated, at the time such Investment is made, at least "A" by Standard & Poor's Ratings Group or "A" by Moody's Investors Service, Inc.;

          (f) Investments existing on the date hereof and listed on SCHEDULE 8.3(f) hereto and any extension or renewal thereof; PROVIDED that such extended or renewed Investment is of a similar type;

          (g)     Investments consisting of Guaranties;

          (h) Investments by any Credit Party in any Subsidiary of the Borrowers that is not a Credit Party, to the extent consisting of cash, Cash Equivalents or other assets (other than capital stock and intercompany notes); PROVIDED that the aggregate amount of such Investments shall not exceed $10,000,000 at any time;

          (i) Investments by any Credit Party in any other Credit Party; PROVIDED that Investments by Hexcel or any Guarantor in any Foreign Subsidiary that is a Credit Party, to the extent consisting of cash, Cash Equivalents or other

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                                      -111-

     assets (other than capital stock and intercompany notes) shall not exceed $10,000,000 at any time;

          (j) Investments by any Credit Party in any Subsidiary of the Borrowers consisting of capital stock and/or intercompany notes so long as such Investment is implemented to achieve cash repatriation strategies;

          (k) (i) Investments with respect to Restricted Payments permitted by Section 8.4, (ii) Investments with respect to acquisitions permitted pursuant to Section 8.5.1, and (iii) Investments with respect to any transaction permitted by Sections 8.11 or 8.13;

          (l) Investments by Subsidiaries that are not Credit Parties in Hexcel or any of its Subsidiaries;

          (m) Investments consisting of loans and advances to employees for moving, entertainment, travel and other similar expenses in the ordinary course of business so long as such loans and such advances are in accordance with applicable law;

          (n) Investments received in connection with the bankruptcy or reorganization of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

          (o)     extensions of trade credit in the ordinary course of business;
     and

          (p) additional Investments by the Borrowers and their Subsidiaries in an aggregate amount not to exceed $15,000,000; PROVIDED that if after giving effect to any Investment the pro forma Excess Availability hereunder is less than $25,000,000, Investments made pursuant to this Section 8.3(o) shall not exceed an aggregate amount of $1,000,000,

     PROVIDED that, subject to Section 7.17, with respect to clauses (a) through
     (e) above, such Investments shall be permitted hereunder only to the extent such Investments (if held by a Credit Party) are subject to a first priority perfected Lien in favor of the Administrative Agent securing the Obligations.

     8.4. RESTRICTED PAYMENTS. Neither the Borrowers nor any of their Subsidiaries will make any Restricted Payments except that, (a) any Borrower (other than Hexcel) and any Subsidiary of the Borrowers may make or pay any dividends to the direct or indirect holder of the equity interest in such Borrower or such Subsidiary (excluding the holders of equity interests in Hexcel), (b) so long as no Default or Event of Default then exists or would result from such payment, Hexcel may make Restricted Payments with respect to
(i) employee or director stock options, stock incentive plans or restricted stock plans of Hexcel which are compensatory in nature, made in the ordinary course of business and consistent with the past practices of Hexcel, (ii) the purchase from time to time by Hexcel of its common stock (for not more than market price) with the proceeds of the exercise by grantees under any equity-based incentive plan, (iii) other purchases from time to time by Hexcel of its common stock under this clause
(b)(iii)not to exceed $40,000,000 in the aggregate since the date hereof; provided that Hexcel may make such purchase of its common stock only if after giving effect to such purchase (including any borrowings made or to be made in connection therewith) (A) the Excess Availability hereunder would be equal to or greater than $25,000,000, and (B) the Fixed Charge Coverage Ratio would not be less than 1.20:1.00 determined on a pro forma basis for the most-recently ended fiscal quarter and the then-current fiscal quarter of the Borrowers during which such purchase was made, (c) the Borrowers and their Subsidiaries may make Restricted Payments with respect to transactions otherwise permitted pursuant to
Section 8.13, and (d) so long as no Default or Event of Default then exists or would result from such payment, Hexcel may make interest or dividend payments in respect of Convertible Preferred Stock in the form of (i) Convertible Preferred Stock (or incremental redemption value), (ii) cash, or (iii) common stock (in accordance with the terms of the Certificate of Designations with respect to the Convertible Preferred Stock); PROVIDED that Hexcel may make such cash interest or dividend payments pursuant to this clause (d)(ii) of this Section 8.4 only
(x) after March 19, 2006, and (y) if after giving effect to such cash interest or dividend payment (including any borrowings made or to be made in connection therewith) (A) the Excess Availability hereunder would be equal to or greater than $25,000,000, and (B) the Fixed Charge Coverage Ratio would not be less than 1.20:1.00 determined on a pro forma basis for the most-recently ended fiscal quarter and the then-current fiscal quarter of the Borrowers during which such cash interest payment was made.

     8.5. MERGER, CONSOLIDATION AND DISPOSITION OF ASSETS.

          8.5.1. MERGERS AND ACQUISITIONS. The Borrowers will not, and will not permit any of their Subsidiaries to, become a party to any merger, amalgamation or consolidation, or agree to or effect any asset acquisition or stock acquisition (other than the acquisition of assets in the ordinary course of business consistent with past practices) except, in each case: to the extent that the Investment corresponding to such merger or consolidation or asset or stock acquisition is permitted pursuant to
     Section 8.3, the merger or consolidation of one or more of the Subsidiaries of any Borrower with and into such Borrower, or the merger of a Subsidiary of any Borrower into a Credit Party so long as the Credit Party is the surviving entity, or the merger of a Domestic Subsidiary that is a Credit Party with Hexcel or another Domestic Subsidiary that is a Credit Party, or the merger of any Subsidiary of the Borrowers that is not a Credit Party into any other any Subsidiary of the Borrowers that is not a Credit Party; PROVIDED that the Borrowers shall be permitted to make any asset acquisition or stock acquisition so long as (A) the aggregate consideration for all such acquisitions does not exceed (x) $10,000,000 in any fiscal year (PLUS, for any year, an amount equal to the amount by which Capital Expenditures permitted to be made during the prior year pursuant to Section
     9.4 exceeds the actual amount of Capital Expenditures made during such year) or (y) $30,000,000 from and after the Closing Date (which amount shall be increased by the amount allocated to permitted Capital

     Expenditures and actually used for acquisitions under this Section 8.5.1, up to an additional $10,000,000), and (B) after giving effect to such acquisition (x) the Excess Availability hereunder would be equal to or greater than $25,000,000, and (y) the Fixed Charge Coverage Ratio would not be less than 1.20:1.00 determined on a pro forma basis for the most-recently ended fiscal quarter and the then-current fiscal quarter of the Borrowers during which such acquisition was made.

          8.5.2. DISPOSITION OF ASSETS. The Borrowers will not, and will not permit any of their Subsidiaries to, become a party to or agree to or effect any Asset Sale PROVIDED that, (a) Hexcel shall be permitted to consummate the sale of its 33.3% interest in the Asahi-Schwebel joint venture in the 2003 calendar year, and (b) the Borrowers and any of their Subsidiaries shall be permitted to consummate (i) any Asset Sale identified on SCHEDULE 8.5.2, (ii) any transaction permitted by Sections 8.3 or 8.6,
     (iii) the sale of inventory in the ordinary course of business, (iv) the sale or other disposition of obsolete or worn out property in the ordinary course of business, (v) the sale or discount without recourse of accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof, (vi) assignments and licenses of intellectual property of the Borrowers and their Subsidiaries, (A) among the Borrowers and their Subsidiaries, (B) to joint ventures, (C) in the ordinary course of business or (D) pursuant to the Strategic Alliance Agreement, PROVIDED that, in each case, such assignments and such licenses are not inconsistent with the rights of the Administrative Agent under the Intellectual Property License Agreement, (vii) leases of owned real property and subleases of leased real property, in each case, not used in the operations of Hexcel and its Subsidiaries, (viii) any transfer of receivables under the French Facility and (ix) additional Asset Sales having a net book value on Hexcel's books and records not in excess of $10,000,000 (or the local equivalent thereof) in any fiscal year.

     8.6. SALE AND LEASEBACK. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into any arrangement, directly or indirectly, whereby the Borrowers or any of their Subsidiaries shall sell or transfer any property owned by it in order then or thereafter to lease such property or lease other property that the Borrower or any of its Subsidiaries intends to use for substantially the same purpose as the property being sold or transferred, other than any such transactions relating to the sale and lease of equipment (i) upon terms and subject to conditions satisfactory to the Administrative Agent and
(ii) to the extent that the aggregate fair market value of all equipment sold from and after the date hereof does not exceed $20,000,000 (or the local equivalent thereof).

     8.7. COMPLIANCE WITH ENVIRONMENTAL LAWS. Except in compliance with all applicable Environmental Laws or except as could not reasonably be expected to have a Material Adverse Effect, the Borrowers will not, and will not permit any of their Subsidiaries to, (a) use any of the Real Estate or any portion thereof for the handling, processing, storage or disposal of Hazardous Substances, (b) cause or permit to be located on any of the Real Estate any underground tank or other underground storage receptacle for Hazardous Substances, (c) generate any Hazardous Substances on any of the Real Estate, (d) conduct any activity at any Real Estate or use any Real Estate in any manner so as to cause a Release or threatened Release of Hazardous Substances on, upon or into the Real Estate, or (e) otherwise conduct any activity at any Real Estate or use any Real Estate in any manner that would violate any Environmental Law or bring such Real Estate in violation of any Environmental Law.

     8.8. EMPLOYEE BENEFIT PLANS. Neither the Borrowers nor any ERISA Affiliate will:

          (a)     engage in any "PROHIBITED TRANSACTION" within the meaning of
     Section 406 of ERISA or Section 4975 of the Code which could result in a material liability for the Borrowers or any of their Subsidiaries; or

          (b) permit any Guaranteed Pension Plan to incur an "ACCUMULATED FUNDING DEFICIENCY", as such term is defined in Section 302 of ERISA, whether or not such deficiency is or may be waived; or

          (c) fail to contribute to any Guaranteed Pension Plan to an extent which, or terminate any Guaranteed Pension Plan in a manner which, could result in the imposition of a lien or encumbrance on the assets of the Borrowers or any of their Subsidiaries pursuant to Section 302(f) or
     Section 4068 of ERISA; or

          (d) amend any Guaranteed Pension Plan in circumstances requiring the posting of security pursuant to Section 307 of ERISA or Section 401(a)(29) of the Code;

          (e) permit or take any action which would result in the aggregate benefit liabilities (with the meaning of Section 4001 of ERISA) of all Guaranteed Pension Plans exceeding the value of the aggregate assets of such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any such Guaranteed Pension Plan with assets in excess of benefit liabilities, by more than the amount set forth in Section 6.15.3; or

          (f) permit or take any action which would contravene any Applicable Pension Legislation.

     8.9. BUSINESS ACTIVITIES. The Borrowers will not, and will not permit any of their Subsidiaries to, engage directly or indirectly (whether through Subsidiaries or otherwise) in any type of business other than the businesses conducted by them on the Closing Date and in related businesses.

     8.10. FISCAL YEAR. The Borrowers will not, and will not permit any of their Subsidiaries to, change the date of the end of its fiscal (or financial) year from that set forth in Section 6.4.1.

     8.11. TRANSACTIONS WITH AFFILIATES. The Borrowers will not, and will not permit any of their Subsidiaries to, engage in any transaction with any Affiliate (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such Affiliate or, to the knowledge of the Borrowers, any corporation, partnership, trust or other entity in which any such Affiliate has a substantial interest or is an officer, director, trustee or partner, on terms more favorable to such Person than would have been obtainable on an arm's-length basis, except transactions permitted by Sections 8.1, 8.2.1(xvii), 8.3, 8.4, or 8.5.

     8.12. MODIFICATION OF GOVERNING DOCUMENTS. Neither the Borrowers nor any of the other Credit Parties will consent to or agree to any amendment, supplement or other modification to the Governing Documents without the prior written consent of the Administrative Agent unless such amendment, supplement or modification (x) could not reasonably be expected to have a Material Adverse Effect on the Administrative Agent's or the Lenders rights under the Loan Documents or the Borrowers' or any of the other Credit Parties' obligations under the Loan Documents and (y) does not in any way limit or restrict the ability of any Subsidiary of the Borrowers to pay or make dividends or distributions in cash or kind to the Borrowers or to make loans, advances or other payments of whatsoever nature to the Borrowers, or to make transfers or distributions of all or any part of its assets to the Borrowers.

     8.13. EQUITY OFFERING; SUBORDINATED DEBT; SENIOR SECURED NOTES; FRENCH FACILITY AND CAPITALIZED LEASES. The Borrowers will not, and will not permit any of their Subsidiaries to, (a) amend, supplement or otherwise modify the terms of any of the Equity Offering, the Subordinated Debt, the Senior Secured Notes or the French Facility other than amendments, supplements or modifications to the Equity Offering and the French Facility which could not reasonably be expected to have a Material Adverse Effect on the Administrative Agent's or the Lenders rights under the Loan Documents or the Borrowers' or any of their Subsidiaries' obligations under the Loan Documents; PROVIDED that any amendment or modification of the French Facility shall not restrict the ability of Hexcel Composites S.A., Hexcel Fabrics S.A. or any other Subsidiary of Hexcel which is a party thereto to pay or make dividends or distributions in cash or kind to Hexcel or its Subsidiaries, to make loans, advances or other payments of whatsoever nature to Hexcel or its Subsidiaries, or to make transfers or distributions of all or any part of its assets to Hexcel or its Subsidiaries, in each case consistent with the past practices of Hexcel or its Subsidiaries; or

     (b) prepay, redeem or repurchase any of the Senior Secured Notes, the Subordinated Debt, the Convertible Preferred Stock or any Capitalized Lease; PROVIDED that the Borrowers may (i) redeem or prepay up to $63,000,000 in Subordinated Debt; PROVIDED that (A) no Default or Event of Default shall have occurred and be continuing, after giving effect to such redemption or prepayment (including any borrowings made or to be made in connection therewith), (B) the Fixed Charge Coverage Ratio would not be less than 1.20:1.00 determined on a pro forma basis for the most-recently ended fiscal quarter and the then-current fiscal quarter of the Borrowers during which such redemption or such prepayment was made and (C) the pro forma Excess Availability hereunder would be equal to or greater than (x) at all times prior to March 19, 2004,

$40,000,000 and (y) at all times on and after March 19, 2004, $25,000,000, (ii)
make redemptions or prepayments of the Senior Secured Notes PROVIDED, that (A) no Default or Event of Default shall have occurred and be continuing, after giving effect to the proposed prepayment (including any borrowings made or to be made in connection therewith), (B) the Fixed Charge Coverage Ratio would not be less than 1.20:1.00 determined on a pro forma basis for the most-recently ended fiscal quarter and the then-current fiscal quarter of the Borrowers during which such prepayment was made, and (C) Excess Availability hereunder would be equal to or greater than (x) at all times prior to March 19, 2004, $40,000,000 and (y) at all times on and after March 19, 2004, $25,000,000, (iii) prepay Indebtedness with respect to the CSI Leasing Trust Capital Lease, (iv) make sinking fund payments and open market purchases in an aggregate amount not to exceed $1,800,000 during each fiscal year in respect of the 7.00% Convertible Subordinated Debentures due 2011, pursuant to the terms of that certain Indenture, dated as of August 1, 1986, and (v) make prepayments of the Senior Secured Notes with the proceeds of Asset Sales of assets other than Collateral, PROVIDED that (A) such Asset Sale is permitted pursuant to Section 8.5.2 and (B) such prepayment is required pursuant to the terms of the Senior Secured Notes (as in effect on the date hereof).

     8.14. BANK ACCOUNTS. The Borrowers will not, and will not permit any of their Subsidiaries to establish any bank accounts in violation of Section 7.17.

     8.15. FOREIGN SUBSIDIARY BORROWINGS. The Borrowers will not, at any time, permit the outstanding principal amount of all Foreign Subsidiary Indebtedness to exceed the Foreign Subsidiary Borrowing Base.

                             9. FINANCIAL COVENANTS.

     Each of the Borrowers covenants and agrees that, so long as any Revolving Credit Loan, Unpaid Reimbursement Obligation, Letter of Credit or Revolving Credit Note is outstanding or any Lender has any obligation to make any Revolving Credit Loans or the Issuing Bank has any obligation to issue, extend or renew any Letters of Credit:

     9.1. LEVERAGE RATIO. The Borrowers will not permit the Leverage Ratio for any fiscal quarter ending during any period described in the table set forth below to exceed the ratio set forth opposite such period in such table:

                                 PERIOD                                 RATIO
     -----------------------------------------------------------------------------
                Closing Date through September 30, 2004              6.00 to 1.00
     -----------------------------------------------------------------------------

              December 31, 2004 through September 30, 2005           5.75 to 1.00
     -----------------------------------------------------------------------------

              December 31, 2005 through September 30, 2006           5.50 to 1.00
     -----------------------------------------------------------------------------

              December 31, 2006 through September 30, 2007           5.00 to 1.00
     -----------------------------------------------------------------------------

      December 31, 2007 and each fiscal quarter ending thereafter     4.5 to 1.00
     -----------------------------------------------------------------------------

PROVIDED that, with respect to each Reference Period including results from one or more fiscal quarters ending on or prior to March 31, 2003 (the "Legacy Quarters"), the Leverage Ratio shall be calculated on a pro forma basis giving effect to the amounts set forth on SCHEDULE 9.

         9.2. SENIOR LEVERAGE RATIO. The Borrowers will not permit the Senior Leverage Ratio for any fiscal quarter ending during any period described in the table set forth below to exceed the ratio set forth opposite such period in such table:

                                 PERIOD                                 RATIO
     -----------------------------------------------------------------------------
           Closing Date through September 30, 2006                   2.25 to 1.00
     -----------------------------------------------------------------------------

         December 31, 2006 through September 30, 2007                2.00 to 1.00
     -----------------------------------------------------------------------------

      December 31, 2007 and each fiscal quarter ending thereafter    1.50 to 1.00
     -----------------------------------------------------------------------------

PROVIDED that, with respect to each Reference Period including results from one or more Legacy Quarters, the Senior Leverage Ratio shall be calculated on a pro forma basis giving effect to the amounts set forth on SCHEDULE 9.

     9.3. FIXED CHARGE COVERAGE RATIO. The Borrowers shall not permit the Fixed Charge Coverage Ratio through any fiscal quarter ending during any period described in the table set forth below to be less than the minimum ratio (the "MINIMUM RATIO") set forth opposite such period in such table:

                                 PERIOD                            MINIMUM RATIO
     ---------------------------------------------------------------------------

           Closing Date through September 30, 2007                   1.00 to 1.00
     ---------------------------------------------------------------------------

      December 31, 2007 and each fiscal quarter ending thereafter    1.10 to 1.00
     ---------------------------------------------------------------------------

PROVIDED that, (a) until such time as the CSI Leasing Trust Capital Lease has been repaid, for any two (2) consecutive fiscal quarters, not to exceed a total of four (4) fiscal quarters from and after the Closing Date, if as at the last day of any fiscal quarter and at all times until the Borrowers are in compliance with the Fixed Charge Coverage Ratio the

Borrowers have Additional Availability of not less than $30,000,000, the Borrowers may deduct from the aggregate of Total Debt Service (Consolidated) included in the calculation of the Fixed Charge Coverage Ratio for such period an amount of amortization expenses in respect of the CSI Leasing Trust Capital Lease during such period such that (after giving effect to such deduction) the Fixed Charge Coverage Ratio for such fiscal quarter would not be less than the Minimum Ratio specified above opposite such fiscal period; (b) that during each quarter a reserve to the Domestic Borrowing Base equal to the amount of principal payments projected to be excluded from the calculation of Total Debt Service (pursuant to clause (c) of the definition of "Total Debt Service") in the following quarter shall have been established by the Administrative Agent;
(c) such amount of amortization expenses so excluded from the calculation of Total Debt Service shall not exceed $2,000,000 over the term of this Credit Agreement, and such reserve shall be maintained until the end of the quarter in which Hexcel can satisfy the Fixed Charge Coverage Ratio without the exclusion of such amortization expenses; and (d) with respect to each Reference Period including results from one or more Legacy Quarters, the Fixed Charge Coverage Ratio shall be calculated on a pro forma basis giving effect to the amounts set forth on SCHEDULE 9.

     9.4. CAPITAL EXPENDITURES. Hexcel will not make, or permit any Subsidiary to make, Capital Expenditures in any fiscal year described in the table set forth below to exceed the amount set forth opposite such fiscal year in such table:


                FISCAL YEAR            AMOUNT
     -------------------------------------------
                   2003            $ 22,500,000
     -------------------------------------------

                   2004            $ 28,000,000
     -------------------------------------------

                   2005            $ 30,000,000
     -------------------------------------------

                   2006            $ 40,000,000
     -------------------------------------------

                   2007            $ 40,000,000
     -------------------------------------------

PROVIDED that, (x) during the 2003 fiscal year, if the Fixed Charge Coverage Ratio through the most-recently ended fiscal quarter of Hexcel, calculated on a year-to-date basis, is not less than 1.30:1.00 and (y) at all times thereafter, if the Fixed Charge Coverage Ratio for the most recently ended fiscal year of Hexcel, is not less than 1.30:1.00, the amount set forth opposite each fiscal year in the table above shall be increased by $5,000,000 for the 2003 fiscal year, $5,000,000 for the 2004 fiscal year, $7,500,000 for the 2005 fiscal year, $10,000,000 for the 2006 fiscal year and $10,000,000 for the 2007 fiscal year.

                             10. CLOSING CONDITIONS.

     The obligations of the Lenders to make the initial Revolving Credit Loans and of the Issuing Bank to issue any initial Letters of Credit shall be subject to the satisfaction of the following conditions precedent on or prior to April 30, 2003:

     10.1. LOAN DOCUMENTS, ETC. Each of the Loan Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to each of the Lenders. Each Lender shall have received a fully executed copy of each such Loan Document.

     10.2. CERTIFIED COPIES OF GOVERNING DOCUMENTS; GOOD STANDING CERTIFICATES. The Administrative Agent shall have received from each Credit Party (i) a copy, certified by a duly authorized officer of such Person to be true and complete on the Closing Date, of each of its Governing Documents as in effect on such date of certification and (ii) a certificate as to the good standing of each of Hexcel and the Guarantors from the Secretary of State or other appropriate official of the jurisdiction of its organization, dated no earlier than March 1, 2003 and each jurisdiction where Hexcel and each of the Guarantors conducts business and in any other jurisdiction in which the failure of Hexcel and each of the Guarantors to so qualify could have a materially adverse effect on the business, operations, property or financial or other condition of such Credit Party.

     10.3. CORPORATE OR OTHER ACTION. All corporate (or other) action necessary for the valid execution, delivery and performance by each of the Borrowers and each of their Subsidiaries of this Credit Agreement and the other Loan Documents to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Lenders shall have been provided to the Administrative Agent.

     10.4. INCUMBENCY CERTIFICATE. The Administrative Agent shall have received from each Credit Party an incumbency certificate, dated as of the Closing Date, signed by a duly authorized officer of such Person, and giving the name and bearing a specimen signature of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such Person is or is to become a party; (b) in the case of the Borrowers, to make Loan Requests and Conversion Requests and to apply for Letters of Credit; and (c) to give notices and to take other action on its behalf under the Loan Documents.

     10.5. VALIDITY OF LIENS. The Security Documents shall be effective to create in favor of the Administrative Agent a legal, valid and enforceable first (except for Permitted Liens entitled to priority under applicable law) security interest in and Lien upon the Collateral. All filings, recordings, deliveries of instruments and other actions necessary or desirable in the opinion of the Administrative Agent to protect and preserve such security interests shall have been duly effected. The Administrative Agent shall have received evidence thereof in form and substance satisfactory to the Administrative Agent.

     10.6. CAPITALIZATION. The Administrative Agent shall have received evidence satisfactory to the Administrative Agent that (a) Hexcel shall have received gross proceeds of an equity investment of not less than $125,000,000 in connection with the Equity Offering and consummated the transaction contemplated by the Equity Offering Documents, and (b) Hexcel shall have received the gross proceeds from the issuance of the Senior Secured Notes in an aggregate amount of not less than $125,000,000 and consummated the transaction contemplated by the Senior Secured Note Documents, in the case of (b) on terms and conditions which are reasonably satisfactory to the Administrative Agent in all respects. Nothing shall have come to the attention of the Administrative Agent to cause the Administrative Agent to reasonably believe that the past practices of Hexcel Composites S.A., Hexcel Fabrics S.A. or any other Subsidiary which is a party to the French Facility with respect to upstreaming funds to Hexcel and its Subsidiaries have not been in compliance with applicable law. Each Lender shall have received a fully executed copy of the Equity Offering Documents, the Senior Secured Note Documents, and all documents executed or delivered in connection with the Subordinated Debt (including schedules, exhibits and annexes thereto).

     10.7. CONSENTS AND APPROVALS. The Administrative Agent shall have received evidence that all consents and approvals necessary to complete all transactions contemplated hereby have been obtained.

     10.8. AVAILABILITY. The Administrative Agent shall have received evidence that on the Closing Date, after giving effect to the transactions contemplated hereby (including, without limitation, after giving effect to all borrowings under the Credit Agreement and all credit exposure), that the Additional Availability hereunder would be equal to or greater than $30,000,000.

     10.9. LIEN SEARCHES. The Administrative Agent shall have received from each Credit Party a completed and fully executed perfection certificate and the results of Uniform Commercial Code searches (and the equivalent thereof in all applicable foreign jurisdictions, to the extent such searches can be conducted) indicating no Liens other than Permitted Liens, and otherwise in form and substance reasonably satisfactory to the Administrative Agent.

     10.10. CERTIFICATES OF INSURANCE. The Administrative Agent shall have received a certificate of insurance from an independent insurance broker dated as of the Closing Date, identifying insurers, types of insurance, insurance limits, and otherwise describing the insurance obtained in accordance with the provisions of the Security Documents, and naming the Administrative Agent as loss payee and/or additional insured, as its interest may appear.

     10.11. BORROWING BASE REPORT. The Administrative Agent shall have received from the Borrowers the initial Borrowing Base Report dated as of the Closing Date.

     10.12. ACCOUNTS RECEIVABLE AGING REPORT AND INVENTORY SUMMARY. The Administrative Agent shall have received from the Borrowers the most recent Accounts Receivable aging report and inventory summary of the Borrowers and their Subsidiaries dated as of a date which shall be no more than twenty (20) days prior to the Closing Date and the Borrowers shall have notified the Administrative Agent in writing on the Closing Date of any material deviation from the Accounts Receivable or inventory values reflected in such Accounts Receivable aging report and such inventory summary and shall have provided the Administrative Agent with such supplementary documentation as the Administrative Agent may reasonably request.

     10.13. SOLVENCY CERTIFICATE. Each of the Lenders shall have received an officer's certificate of the Borrowers dated as of the Closing Date as to the solvency of the Borrowers and their Subsidiaries following the consummation of the transactions contemplated herein and in form and substance reasonably satisfactory to the Lenders.

     10.14. OPINIONS OF COUNSEL. Each of the Lenders and the Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and the Administrative Agent, dated as of the Closing Date, in form and substance reasonably satisfactory to the Lenders and the Administrative Agent, from:

            (i) Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel to Hexcel and its Subsidiaries;

            (ii)  Baker & McKenzie, U.K. counsel to the U.K. Borrower;

            (iii) Freshfields Bruckhaus Deringer, Austrian counsel to the Austrian Borrower;

            (iv)  Baker & McKenzie, German counsel to the German Borrower; and

            (v) Dechert, Price & Rhoads, French counsel to Hexcel and its Subsidiaries.

     10.15. PAYMENT OF FEES. The Borrowers shall have paid to the Lenders or the Administrative Agent, as appropriate, the Fees pursuant to Sections 4.1 and 4.2.

     10.16. PAYOFF LETTER. The Administrative Agent shall have received a payoff letter from Credit Suisse First Boston, in form and substance reasonably satisfactory to the Administrative Agent, indicating that the obligations under the Existing Credit Agreement have been repaid in full on or prior to the Closing Date and all commitments thereunder have been terminated.

                        11. CONDITIONS TO ALL BORROWINGS.

     The obligations of the Lenders to make any Revolving Credit Loans and of the Issuing Bank to issue, extend or renew any Letter of Credit, in each case whether on or after the Closing Date, shall also be subject to the satisfaction of the following conditions precedent:

     11.1. REPRESENTATIONS TRUE; NO EVENT OF DEFAULT. Each of the representations and warranties of any of the Borrowers and their Subsidiaries contained in this Credit

Agreement, the other Loan Documents or in any document or instrument delivered pursuant to or in connection with this Credit Agreement shall be true as of the date as of which they were made and shall also be true at and as of the time of the making of such Revolving Credit Loan or the issuance, extension or renewal of such Letter of Credit, with the same effect as if made at and as of that time (except to the extent of changes resulting from transactions contemplated or permitted by this Credit Agreement and the other Loan Documents and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date) and no Default or Event of Default shall have occurred and be continuing.

     11.2. PROCEEDINGS AND DOCUMENTS. All proceedings in connection with the transactions contemplated by this Credit Agreement, the other Loan Documents and all other documents incident thereto shall be satisfactory in substance and in form to the Lenders and to the Administrative Agent, and the Administrative Agent shall have received all information and such counterpart originals or certified or other copies of such documents as the Administrative Agent may reasonably request.

     11.3. BORROWING BASE REPORT. The Administrative Agent shall have received the most recent Borrowing Base Report required to be delivered to the Administrative Agent in accordance with Section 7.4(f).

                    12. EVENTS OF DEFAULT; ACCELERATION; ETC.

     12.1. EVENTS OF DEFAULT AND ACCELERATION. If any of the following events ("EVENTS OF DEFAULT" or, if the giving of notice or the lapse of time or both is required, then, prior to such notice or lapse of time, "DEFAULTS") shall occur:

               (a) (i) any Borrower shall fail to pay any principal of the Revolving Credit Loans or any Reimbursement Obligation when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment, (ii) Hexcel or any Guarantor shall fail to pay any interest on the Revolving Credit Loans, any Fees, or other sums due hereunder or under any of the other Loan Documents when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment or (iii) any of the U.K. Borrower, the Austrian Borrower and the German Borrower shall fail to pay any interest on the Revolving Credit Loans, any Fees, or other sums due hereunder or under any of the other Loan Documents when the same shall become due and payable, whether at the stated date of maturity or any accelerated date of maturity or at any other date fixed for payment and such failure shall continue for three (3) days;

               (b) any Credit Party shall fail to comply with any of its covenants contained in Sections 7.1, 7.5.1, the first sentence of 7.6, 7.9.1, 7.12, 7.14, 7.15, 8 or 9;

               (c) any Credit Party shall fail to perform any term, covenant or agreement contained herein or in any of the other Loan Documents (other than those specified elsewhere in this Section 12.1) for thirty (30) days after written notice of such failure has been given to the Borrowers by the Administrative Agent or any Lender entitled to give such notice; PROVIDED that with respect to any failure to perform any covenant under Section 7.7 with respect to any Collateral, such period shall be ten (10) days after any written notice of such failure has been given;

               (d) any representation or warranty of any Credit Party in this Credit Agreement or any of the other Loan Documents or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;

               (e) any Credit Party shall fail to pay at maturity, or within any applicable period of grace, any obligation for borrowed money or credit received, which, when taken in the aggregate, exceeds $5,000,000, including, without limitation, the Senior Secured Notes or the French Facility, or in respect of any Capitalized Leases, or fail to observe or perform any material term, covenant or agreement contained in any agreement by which it is bound, evidencing or securing borrowed money or credit received or in respect of any Capitalized Leases, in each case, when taken in the aggregate, exceeds $5,000,000 for such period of time as would permit (assuming the giving of appropriate notice if required) the holder or holders thereof or of any obligations issued thereunder to accelerate the maturity thereof, or any such holder or holders shall rescind or shall have a right to rescind the purchase of any such obligations;

               (f) any Credit Party shall make an assignment for the benefit of creditors, or admit in writing its inability to pay or generally fail to pay its debts as they mature or become due, or shall petition or apply for the appointment of a trustee or other custodian, liquidator or receiver of any Credit Party or of any substantial part of the assets of any Credit Party or shall commence any case or other proceeding relating to any Credit Party under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction (other than solvent reorganisation of the Austrian Borrower under the Austrian Act on Solvent Reorganization (UNTERNEHMENSREORGANSIATIONSGESETZ), now or hereafter in effect, or shall take any action to authorize or in furtherance of any of the foregoing, or if any such petition or application shall be filed or any such case or other proceeding shall be commenced against any Credit Party and any Credit shall indicate its approval thereof, consent thereto or acquiescence therein or such petition or application shall not have been dismissed within forty-five (45) days following the filing thereof;

               (g) a decree or order is entered appointing any such trustee, custodian, liquidator or receiver or adjudicating any Credit Party bankrupt or insolvent, or approving a petition in any such case or other proceeding, or a decree or order for relief is entered in respect of any Credit Party in an involuntary case under federal bankruptcy laws as now or hereafter constituted;

               (h) there shall remain in force, undischarged, unsatisfied and unstayed, for more than sixty (60) days, whether or not consecutive, any final judgment (exclusive of amounts covered by insurance), against any Credit Party that, with other outstanding final judgments, undischarged, of any Credit Party exceeds in the aggregate $5,000,000;

               (i) an offer is required to be made to prepay, redeem or repurchase the Subordinated Debt or the Senior Secured Notes or the Convertible Preferred Stock in excess of the amounts permitted to be repaid pursuant to Section 8.13 hereof;

               (j) if any of the Loan Documents shall be cancelled, terminated, revoked or rescinded other than in accordance with the terms thereof or with the express prior written agreement, consent or approval of the Lenders, or any action at law, suit or in equity or other legal proceeding to cancel, revoke or rescind any of the Loan Documents shall be commenced by or on behalf of the Borrowers or any of their Subsidiaries party thereto or any of their respective stockholders, or any court or any other governmental or regulatory authority or agency of competent jurisdiction shall make a determination that, or issue a judgment, order, decree or ruling to the effect that, any one or more of the Loan Documents is illegal, invalid or unenforceable in accordance with the terms thereof;

               (k) to the extent not insured, the Borrowers or any ERISA Affiliate incurs any liability to the PBGC or a Guaranteed Pension Plan pursuant to Sections 4062-4064 of ERISA in an aggregate amount exceeding $5,000,000, or the Borrowers or any ERISA Affiliate is assessed withdrawal liability pursuant to Title IV of ERISA by a Multiemployer Plan requiring current aggregate annual payments exceeding $5,000,000, or any of the following occurs with respect to a Guaranteed Pension Plan: (i) an ERISA Reportable Event, or a failure to make a required installment or other payment (within the meaning of Section 302(f)(1) of ERISA), PROVIDED that the Administrative Agent determines in its reasonable discretion that such event (A) could reasonably be expected to result in liability of the Borrowers or any of their Subsidiaries to the PBGC or such Guaranteed Pension Plan in an aggregate amount exceeding $5,000,000 and (B) could reasonably constitute grounds for the termination of such Guaranteed Pension Plan by the PBGC, for the appointment by the appropriate United States District Court of a trustee to administer such Guaranteed Pension Plan or for the imposition of a lien in favor of such Guaranteed Pension Plan; or (ii) the appointment by a United States District Court of a trustee to administer such Guaranteed Pension Plan; or (iii) the institution by the PBGC of proceedings to terminate such Guaranteed Pension Plan;

               (l)     a Change of Control shall occur; or

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                                      -125-

               (m)     an Insolvency Event shall occur,

then, and in any such event, so long as the same may be continuing, the Administrative Agent may, and upon the request of the Required Lenders shall, by notice in writing to the Borrowers declare all amounts owing with respect to this Credit Agreement, the Revolving Credit Notes and the other Loan Documents and all Reimbursement Obligations to be, and they shall thereupon forthwith become, immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived by each of the Borrowers; PROVIDED that in the event of any Event of Default specified in Sections 12.1(f) or 12.1(g), all such amounts shall become immediately due and payable automatically and without any requirement of notice from the Administrative Agent or any Lender. Upon demand by the Required Lenders after the occurrence of any Event of Default, and automatically without the necessity of demand in the event of any Event of Default specified in Sections 12.1(f) or 12.1(g), the Borrowers shall immediately provide to the Administrative Agent cash in an amount equal to the aggregate Maximum Drawing Amount on all then outstanding Letters of Credit to be held by the Administrative Agent as collateral security for the Obligations.

     12.2. TERMINATION OF COMMITMENTS. If any one or more of the Events of Default specified in Section 12.1(f) or Section 12.1(g) shall occur, any unused portion of the credit hereunder shall forthwith terminate and each of the Lenders shall be relieved of all further obligations to make Revolving Credit Loans to the Borrowers and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. If any other Event of Default shall have occurred and be continuing, or if on any Drawdown Date or other date for issuing, extending or renewing any Letter of Credit the conditions precedent to the making of the Loans to be made on such Drawdown Date or (as the case may be) to issuing, extending or renewing such Letter of Credit on such other date are not satisfied, the Administrative Agent may and, upon the request of the Required Lenders, shall, by notice to the Borrowers, terminate the unused portion of the credit hereunder, and upon such notice being given such unused portion of the credit hereunder shall terminate immediately and each of the Lenders shall be relieved of all further obligations to make Revolving Credit Loans and the Administrative Agent shall be relieved of all further obligations to issue, extend or renew Letters of Credit. No termination of the credit hereunder shall relieve the Borrowers or any of their Subsidiaries of any of the Obligations.

     12.3. REMEDIES. In case any one or more of the Events of Default shall have occurred and be continuing, and whether or not the Lenders shall have accelerated the maturity of the Revolving Credit Loans pursuant to Section 12.1, each Lender, if owed any amount with respect to the Revolving Credit Loans, may, with the consent of the Required Lenders but not otherwise, proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Credit Agreement and the other Loan Documents or any instrument pursuant to which the Obligations to such Lender are evidenced, including as permitted by applicable law the obtaining of the EX PARTE appointment of a receiver, and, if such amount shall have become due, by

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                                      -126-

declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of such Lender. No remedy herein conferred upon any Lender or the Administrative Agent or the holder of any Revolving Credit Note or purchaser of any Letter of Credit Participation is intended to be exclusive of any other remedy and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute or any other provision of law.

     12.4. DISTRIBUTION OF PROCEEDS. In the event that, following the occurrence or during the continuance of any Default or Event of Default, the Administrative Agent or any Lender, as the case may be, receives any monies in connection with the enforcement of its rights hereunder or under any of the other Loan Documents (with payment received from any Foreign Borrower to be applied to its respective obligations only), such monies shall be distributed for application as follows:

               (a) FIRST, to the payment of, or (as the case may be) the reimbursement of the Administrative Agent for or in respect of all reasonable costs, expenses, disbursements and losses which shall have been incurred or sustained by the Administrative Agent in connection with the collection of such monies by the Administrative Agent, for the exercise, protection or enforcement by the Administrative Agent of all or any of the rights, remedies, powers and privileges of the Administrative Agent under this Credit Agreement or any of the other Loan Documents in support of any provision of adequate indemnity to the Administrative Agent against any taxes or liens which by law shall have, or may have, priority over the rights of the Administrative Agent to such monies;

               (b) SECOND, to all other Obligations (other than Obligations arising under any Hedging Agreement or the Cash Management Services) in such order or preference as the Required Lenders may determine; PROVIDED, HOWEVER, that (i) distributions shall be made (A) PARI PASSU among Obligations with respect to the Administrative Agent's Fee and all other Obligations and (B) with respect to each type of Obligation owing to the Lenders, such as interest, principal, fees and expenses, among the Lenders PRO RATA, and (ii) the Administrative Agent may in its discretion make proper allowance to take into account any Obligations not then due and payable; and

               (c) THIRD, to obligations of the Borrowers and their Subsidiaries to any of the Lenders and/or the Administrative Agent and/or any of their Affiliates with respect to Obligations relating to Hedging Agreements and the Cash Management Services; and

               (d) FOURTH, upon payment and satisfaction in full or other provisions for payment in full satisfactory to the Lenders and the Administrative Agent of all of the Obligations, to the payment of any obligations required to be paid pursuant to Section 9-504(1)(c) of the Uniform Commercial Code of the State of New York; and

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                                      -127-

               (e) FIFTH, the excess, if any, shall be returned to the Borrowers or to such other Persons as are entitled thereto.

     12.5. JUDGEMENT CURRENCY. If, for the purpose of obtaining judgment in any court or obtaining an order enforcing a judgment, it becomes necessary to convert any amount due under this Credit Agreement in Dollars or in any other currency (hereinafter in this Section 12.5 called the "FIRST CURRENCY") into any other currency (hereinafter in this Section 12.5 called the "SECOND CURRENCY"), then the conversion shall be made at the Administrative Agent's spot rate of exchange for buying the first currency with the second currency prevailing at the Administrative Agent's close of business on the Business Day next preceding the day on which the judgment is given or (as the case may be) the order is made. Any payment made to the Administrative Agent or any Lender pursuant to this Credit Agreement in the second currency shall constitute a discharge of the obligations of the Borrowers to pay to the Administrative Agent and the Lenders any amount originally due to the Administrative Agent and the Lenders in the first currency under this Credit Agreement only to the extent of the amount of the first currency which the Administrative Agent and each of the Lenders is able, on the date of the receipt by it of such payment in any second currency, to purchase, in accordance with the Administrative Agent's and such Lender's normal banking procedures, with the amount of such second currency so received. If the amount of the first currency falls short of the amount originally due to the Administrative Agent and the Lenders in the first currency under this Credit Agreement, each of the Borrowers, with respect to itself and its Subsidiaries, agrees that it will indemnify the Administrative Agent and each of the Lenders against and save the Administrative Agent and each of the Lenders harmless from any shortfall so arising. This indemnity shall constitute an obligation of each such Borrower separate and independent from the other obligations contained in this Credit Agreement, shall give rise to a separate and independent cause of action and shall continue in full force and effect notwithstanding any judgment or order for a liquidated sum or sums in respect of amounts due to the Administrative Agent or any Lender under this Credit Agreement or under any such judgment or order. Any such shortfall shall be deemed to constitute a loss suffered by the Administrative Agent and each such Lender, as the case may be, and the Borrowers shall not be entitled to require any proof or evidence of any actual loss. The covenant contained in this Section 12.5 shall survive the payment in full of all of the other obligations of the Borrower under this Credit Agreement.

     12.6. PARALLEL DEBT. Without prejudice to the provisions of this Credit Agreement and for the purpose of ensuring and preserving the validity and continuity of the security rights granted and to be granted by the Foreign Borrowers under or pursuant to this Credit Agreement and the other Loan Documents, each of the Lenders hereby acknowledges and consents to (i) the pledge of the shares of Hexcel Holding (U.K.) Limited in connection with the Charge Over Shares, (ii) the pledge of the shares of Hexcel S.A. in connection with the French Pledge, (iii) the grant of security under the Austrian Security Documents and (iv) the grant of security under the German Security Documents, undertaking to pay to FCC, acting in its own capacity, amounts (a) equal to the amounts due from time to time by the Foreign Borrowers to FCC and the Lenders

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                                      -128-

under the Obligations and (b) due and payable at the same time as the corresponding amounts under the Obligations are or shall be due and payable (such payment undertaking and the obligations and liabilities resulting therefrom, "PARALLEL DEBT"). The Lenders hereby agree that the Parallel Debt is a claim of FCC which is independent and separate from, and without prejudice to, the claims of the Administrative Agent and the Lenders in respect of the Obligations, and is not a claim which is held jointly with the Lenders, provided that to the extent any amounts are paid to FCC under the Parallel Debt or that FCC otherwise receives monies in payment of the Parallel Debt, the total amount due and payable under the Obligations shall be decreased as if said amounts were received directly in payment of the outstanding Obligations. FCC, acting in its own capacity, hereby agrees to transfer to the Administrative Agent for the benefit of the Lenders all proceeds that it receives in connection with any enforcement action taken under or pursuant to the Charge Over Shares governing the pledge of the Capital Stock of Hexcel Holding (U.K.) Limited, the French Pledge governing the pledge of the Capital Stock of Hexcel S.A., the Austrian Security Documents and the German Security Documents, respectively.

     For the purposes of ensuring and preserving the validity and continuity of security rights to be granted by the Austrian Borrower pursuant to the Austrian Security Documents: (a) the Austrian Borrower hereby irrevocably and unconditionally undertakes to pay to the Administrative Agent all amounts whatsoever, without any limitation, owing by the Austrian Borrower to each of the Lenders (whether actually or contingently) under and in accordance with the terms of this Agreement, upon such amounts becoming due and payable (such obligation and undertaking being hereinafter referred to as the "AUSTRIAN OBLIGATIONS"), and (b) the Austrian Borrower and the Administrative Agent acknowledge that the Austrian Obligations are obligations and liabilities of the Austrian Borrower to the Administrative Agent under this Agreement, separate and independent from, and without prejudice to, the identical obligations which the Austrian Borrower has to the other Lenders or any of them under this Agreement, provided that the total amount due and payable under or in respect of the Austrian Obligations shall be decreased to the extent that the Austrian Borrower pays any amounts under and in the manner required under this Agreement and the amount of Obligations shall be decreased to the extent that the Austrian Borrower pays any Austrian Obligations. Nothing in this Agreement shall in any way negate or affect the obligations which the Austrian Borrower may have under or in respect of this Agreement to the other Lenders or any of them.

                          13. THE ADMINISTRATIVE AGENT.

     13.1. AUTHORIZATION.

               (a) The Administrative Agent is authorized to take such action on behalf of each of the Lenders and to exercise all such powers as are hereunder and under any of the other Loan Documents and any related documents delegated to the Administrative Agent, together with such powers as are reasonably incident thereto, PROVIDED that no duties or responsibilities not

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                                      -129-

     expressly assumed herein or therein shall be implied to have been assumed by the Administrative Agent.

               (b) The relationship between the Administrative Agent and each of the Lenders is that of an independent contractor. The use of the term "ADMINISTRATIVE AGENT" is for convenience only and is used to describe, as a form of convention, the independent contractual relationship between the Administrative Agent and each of the Lenders. Nothing contained in this Credit Agreement nor the other Loan Documents shall be construed to create an agency, trust or other fiduciary relationship between the Administrative Agent and any of the Lenders.

               (c) As an independent contractor empowered by the Lenders to exercise certain rights and perform certain duties and responsibilities hereunder and under the other Loan Documents, the Administrative Agent is nevertheless a "REPRESENTATIVE" of the Lenders, as that term is defined in
     Article 1 of the Uniform Commercial Code, for purposes of actions for the benefit of the Lenders and the Administrative Agent with respect to all collateral security and guaranties contemplated by the Loan Documents. Such actions include the designation of the Administrative Agent as "SECURED PARTY", "MORTGAGEE" or the like on all financing statements and other documents and instruments, whether recorded or otherwise, relating to the attachment, perfection, priority or enforcement of any security interests, mortgages or deeds of trust in collateral security intended to secure the payment or performance of any of the Obligations, all for the benefit of the Lenders and the Administrative Agent.

     13.2. EMPLOYEES AND AGENTS. The Administrative Agent may exercise its powers and execute its duties by or through employees or agents and shall be entitled to take, and to rely on, advice of counsel concerning all matters pertaining to its rights and duties under this Credit Agreement and the other Loan Documents. The Administrative Agent may utilize the services of such Persons as the Administrative Agent in its sole discretion may reasonably determine, and all reasonable fees and expenses of any such Persons shall be paid by the Borrowers.

     13.3. NO LIABILITY. Neither the Administrative Agent nor any of its shareholders, directors, officers or employees nor any other Person assisting them in their duties nor any agent or employee thereof, shall be liable for any waiver, consent or approval given or any action taken, or omitted to be taken, in good faith by it or them hereunder or under any of the other Loan Documents, or in connection herewith or therewith, or be responsible for the consequences of any oversight or error of judgment whatsoever, except that the Administrative Agent or such other Person, as the case may be, may be liable for losses due to its willful misconduct or gross negligence.

     13.4. NO REPRESENTATIONS.

               13.4.1. GENERAL. The Administrative Agent shall not be responsible for the execution or validity or enforceability of this Credit Agreement, the

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                                      -130-

     Revolving Credit Notes, the Letters of Credit , any of the other Loan Documents or any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes, or for the value of any such collateral security or for the validity, enforceability or collectability of any such amounts owing with respect to the Revolving Credit Notes, or for any recitals or statements, warranties or representations made herein or in any of the other Loan Documents or in any certificate or instrument hereafter furnished to it by or on behalf of the Borrowers or any of their Subsidiaries, or be bound to ascertain or inquire as to the performance or observance of any of the terms, conditions, covenants or agreements herein or in any instrument at any time constituting, or intended to constitute, collateral security for the Revolving Credit Notes or to inspect any of the properties, books or records of the Borrowers or any of their Subsidiaries. The Administrative Agent shall not be bound to ascertain whether any notice, consent, waiver or request delivered to it by the Borrowers or any of their Subsidiaries or any holder of any of the Revolving Credit Notes shall have been duly authorized or is true, accurate and complete. The Administrative Agent has not made nor does it now make any representations or warranties, express or implied, nor does it assume any liability to the Lenders, with respect to the credit worthiness or financial conditions of the Borrowers or any of their Subsidiaries. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based upon such information and documents as it has deemed appropriate, made its own credit analysis and decision to enter into this Credit Agreement.

               13.4.2. CLOSING DOCUMENTATION, ETC. For purposes of determining compliance with the conditions set forth in Section 10, each Lender that has executed this Credit Agreement shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document and matter either sent, or made available, by the Administrative Agent or the Lead Arranger to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender, unless an officer of the Administrative Agent or the Lead Arranger active upon the Borrowers' account shall have received notice from such Lender not less than five (5) days prior to the Closing Date specifying such Lender's objection thereto and such objection shall not have been withdrawn by notice to the Administrative Agent or the Lead Arranger to such effect on or prior to the Closing Date.

     13.5. PAYMENTS.

               13.5.1. PAYMENTS TO ADMINISTRATIVE AGENT. A payment by any Borrower or any Guarantor to the Administrative Agent hereunder or any of the other Loan Documents for the account of any Lender shall constitute a payment to such Lender. The Administrative Agent agrees promptly to distribute to each Lender such Lender's PRO RATA share of payments received by the Administrative Agent for the account of the Lenders except as otherwise expressly provided herein or in any of the other Loan Documents.

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                                      -131-

               13.5.2. DISTRIBUTION BY ADMINISTRATIVE AGENT. If in the opinion of the Administrative Agent the distribution of any amount received by it in such capacity hereunder, under the Revolving Credit Notes or under any of the other Loan Documents might involve it in liability, it may refrain from making distribution until its right to make distribution shall have been adjudicated by a court of competent jurisdiction. If a court of competent jurisdiction shall adjudge that any amount received and distributed by the Administrative Agent is to be repaid, each Person to whom any such distribution shall have been made shall either repay to the Administrative Agent its proportionate share of the amount so adjudged to be repaid or shall pay over the same in such manner and to such Persons as shall be determined by such court.

               13.5.3. DELINQUENT LENDERS. Notwithstanding anything to the contrary contained in this Credit Agreement or any of the other Loan Documents, any Lender that fails (a) to make available to the Administrative Agent its PRO RATA share of any Revolving Credit Loan or to purchase any Letter of Credit Participation or (b) to comply with the provisions of Section 15.1 with respect to making dispositions and arrangements with the other Lenders, where such Lender's share of any payment received, whether by setoff or otherwise, is in excess of its PRO RATA share of such payments due and payable to all of the Lenders, in each case as, when and to the full extent required by the provisions of this Credit Agreement, shall be deemed delinquent (a "DELINQUENT LENDER") and shall be deemed a Delinquent Lender until such time as such delinquency is satisfied. A Delinquent Lender shall be deemed to have assigned any and all payments due to it from the Borrower, whether on account of outstanding Revolving Credit Loans, Unpaid Reimbursement Obligations, interest, fees or otherwise, to the remaining nondelinquent Lenders for application to, and reduction of, their respective PRO RATA shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations. The Delinquent Lender hereby authorizes the Administrative Agent to distribute such payments to the nondelinquent Lenders in proportion to their respective PRO RATA shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations. A Delinquent Lender shall be deemed to have satisfied in full a delinquency when and if, as a result of application of the assigned payments to all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations of the nondelinquent Lenders, the Lenders' respective PRO RATA shares of all outstanding Revolving Credit Loans and Unpaid Reimbursement Obligations have returned to those in effect immediately prior to such delinquency and without giving effect to the nonpayment causing such delinquency.

     13.6. HOLDERS OF REVOLVING CREDIT NOTES. The Administrative Agent may deem and treat the payee of any Revolving Credit Note or the purchaser of any Letter of Credit Participation as the absolute owner or purchaser thereof for all purposes hereof until it shall have been furnished in writing with a different name by such payee or by a subsequent holder, assignee or transferee.

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                                      -132-

     13.7. INDEMNITY. The Lenders ratably agree hereby to indemnify and hold harmless the Administrative Agent and its affiliates from and against any and all claims, actions and suits (whether groundless or otherwise), losses, damages, costs, expenses (including any expenses for which the Administrative Agent or such affiliate has not been reimbursed by the Borrowers as required by
Section 15.2), and liabilities of every nature and character arising out of or related to this Credit Agreement, the Revolving Credit Notes, or any of the other Loan Documents or the transactions contemplated or evidenced hereby or thereby, or the Administrative Agent's actions taken hereunder or thereunder, except to the extent that any of the same shall be directly caused by the Administrative Agent's willful misconduct or gross negligence.

     13.8. ADMINISTRATIVE AGENT AS LENDER. In its individual capacity, FCC shall have the same obligations and the same rights, powers and privileges in respect to its Commitment and the Revolving Credit Loans made by it, and as the holder of any of the Revolving Credit Notes and as the purchaser of any Letter of Credit Participations as it would have were it not also the Administrative Agent.

     13.9. RESIGNATION. The Administrative Agent may resign at any time by giving sixty (60) days prior written notice thereof to the Lenders and the Borrowers. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent. Unless a Default or Event of Default shall have occurred and be continuing, such successor Administrative Agent shall be reasonably acceptable to the Borrowers. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring Administrative Agent shall, on behalf of the Lenders, appoint a successor Administrative Agent, which shall be a financial institution having a rating of not less than A or its equivalent by S&P. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation, the provisions of this Credit Agreement and the other Loan Documents shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

     13.10. NOTIFICATION OF DEFAULTS AND EVENTS OF DEFAULT. Each Lender hereby agrees that, upon learning of the existence of a Default or an Event of Default, it shall promptly notify the Administrative Agent thereof. The Administrative Agent hereby agrees that upon receipt of any notice under this Section 13.10 it shall promptly notify the other Lenders of the existence of such Default or Event of Default.

     13.11. RELEASE OF COLLATERAL. The Lenders hereby authorize the Administrative Agent to enter into any agreement or execute any document evidencing the release of any liens and security interests in connection with any sale or other disposition of Collateral permitted hereunder.

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                                      -133-

     13.12. INTERCREDITOR AGREEMENT. Each of the Lenders hereby authorizes the Administrative Agent to enter into the Intercreditor Agreement and agrees to be bound by the provisions thereof.

                        14. ASSIGNMENT AND PARTICIPATION.

     14.1. CONDITIONS TO ASSIGNMENT BY LENDERS.

     Except as provided herein, each Lender may assign to one or more commercial banks, other financial institutions or other Persons (an "ASSIGNEE"), all or a portion of its interests, rights and obligations under this Credit Agreement (including all or a portion of its Commitment Percentage and Commitment and the same portion of the Revolving Credit Loans at the time owing to it, the Revolving Credit Notes held by it); PROVIDED that (a) each of the Administrative Agent, the Issuing Bank and the Fronting Bank and, unless a Default or Event of Default shall have occurred and be continuing, the Borrowers shall have given its prior written consent to such assignment, which consent of the Borrowers will not be unreasonably withheld, (b) each such assignment shall be of a constant, and not a varying, percentage of all the assigning Lender's rights and obligations under this Credit Agreement, (c) each assignment (or, in the case of assignments by a Lender to its Lender Affiliates, the aggregate holdings of such Lender and its Lender Affiliates after giving effect to such assignments), shall be in an amount that is a whole multiple of $5,000,000 or in an integral multiple of $1,000,000 in excess thereof (or such lesser amount as shall constitute the aggregate holdings of such Lender) and (d) the parties to such assignment shall execute and deliver to the Administrative Agent, for recording in the Register (as hereinafter defined), an Assignment and Acceptance, substantially in the form of EXHIBIT E hereto (an "ASSIGNMENT AND ACCEPTANCE"), together with any Revolving Credit Notes subject to such assignment. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date shall be at least five (5) Business Days after the execution thereof, (y) the assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (z) the assigning Lender shall, to the extent provided in such assignment and upon payment to the Administrative Agent of the registration fee referred to in Section 14.3, be released from its obligations under this Credit Agreement. Notwithstanding anything in this Credit Agreement or any of the other Loan Documents to the contrary, an Assignee shall be entitled to the benefit of Sections 4.3.2, 4.6 and 4.7; PROVIDED, that, in the case of subsection 4.3.2, such Assignee shall have complied with the requirements of subsection 4.3.3 in the same manner as if such Assignee were an initial Lender under this Credit Agreement and shall have provided the Administrative Agent, as applicable, and Hexcel, prior to the date of the assignment, two (2) properly completed and validly executed copies of each of the applicable IRS Forms W-8BEN, W-8ECI and W-9 (or successor forms thereto) and PROVIDED, FURTHER, that no Assignee shall be entitled to receive any greater amount pursuant to any such subsection than the assignor Lender would have been entitled to receive in respect of the amount assigned by the assignor Lender to such Assignee had no such assignment occurred.

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                                      -134-

     14.2. CERTAIN REPRESENTATIONS AND WARRANTIES; LIMITATIONS; COVENANTS. By executing and delivering an Assignment and Acceptance, the parties to the assignment thereunder confirm to and agree with each other and the other parties hereto as follows:

               (a) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, the assigning Lender makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or the attachment, perfection or priority of any security interest or mortgage,

               (b) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or any of their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by the Borrowers or any of their Subsidiaries or any other Person primarily or secondarily liable in respect of any of the Obligations of any of their obligations under this Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto;

               (c) such assignee confirms that it has received a copy of this Credit Agreement, together with copies of the most recent financial statements referred to in Section 6.4 and Section 7.4 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance;

               (d) such assignee will, independently and without reliance upon the assigning Lender, the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Credit Agreement;

               (e) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof or thereof, together with such powers as are reasonably incidental thereto;

               (f) such assignee agrees that it will perform in accordance with their terms all of the obligations that by the terms of this Credit Agreement are required to be performed by it as a Lender;

               (g) such assignee represents and warrants that it is legally authorized to enter into such Assignment and Acceptance; and

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               (h)     such assignee acknowledges that it has complied with the
          provisions of Section 4.3.3.

     14.3. REGISTER. The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register or similar list (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Commitment Percentage of, and principal amount of the Revolving Credit Loans owing to, the Lenders from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Credit Agreement. The Register shall be available for inspection by the Borrowers and the Lenders at any reasonable time and from time to time upon reasonable prior notice. Upon each such recordation, the assigning Lender agrees to pay to the Administrative Agent a registration fee in the sum of $3,500.

     14.4. NEW REVOLVING CREDIT NOTES. Upon its receipt of an Assignment and Acceptance executed by the parties to such assignment, together with each Revolving Credit Note subject to such assignment, the Administrative Agent shall
(a) record the information contained therein in the Register, and (b) give prompt notice thereof to the Borrowers and the Lenders (other than the assigning Lender). Within five (5) Business Days after receipt of such notice, the Borrowers, at their own expense, shall execute and deliver to the Administrative Agent, in exchange for each surrendered Revolving Credit Note, a new Revolving Credit Note to the order of such Assignee in an amount equal to the amount assumed by such Assignee pursuant to such Assignment and Acceptance and, if the assigning Lender has retained some portion of its obligations hereunder, a new Revolving Credit Note to the order of the assigning Lender in an amount equal to the amount retained by it hereunder. Such new Revolving Credit Notes shall provide that they are replacements for the surrendered Revolving Credit Notes, shall be in an aggregate principal amount equal to the aggregate principal amount of the surrendered Revolving Credit Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Revolving Credit Notes. The surrendered Revolving Credit Notes shall be cancelled and returned to the Borrowers.

     14.5. PARTICIPATIONS. Each Lender may sell participations to one or more Lenders or other entities ("Participants") in all or a portion of such Lender's rights and obligations under this Credit Agreement and the other Loan Documents ("Participations"); PROVIDED that (a) any such sale or participation shall not affect the rights and duties of the selling Lender hereunder to the Borrowers and (b) the only rights granted to the participant pursuant to such participation arrangements with respect to waivers, amendments or modifications of the Loan Documents shall be the rights to approve waivers, amendments or modifications that would reduce the principal of or the interest rate on any Revolving Credit Loans, extend the term or increase the amount of the Commitment of such Lender as it relates to such participant, reduce the amount of any Commitment Fee or Letter of Credit Fees to which such participant is entitled or extend any regularly scheduled payment date for principal or

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interest. Notwithstanding anything in this Credit Agreement or any of the other
Loan Documents to the contrary, a Participant shall be entitled to the benefit of Section 4.3.2, 4.6 and 4.7; PROVIDED that, in the case of subsection 4.3.2, such Participant shall have complied with the requirements of subsection 4.3.3 in the same manner as if such Assignee were an initial Lender under this Credit Agreement and shall have provided the Administrative Agent, as applicable, and Hexcel, prior to the date of the transfer of the participation, two (2) properly completed and validly executed copies of each of the applicable IRS Forms W-8BEN, W-8ECI and W-9 (or successor forms thereto) and PROVIDED, FURTHER, that no Participant shall be entitled to receive any greater amount pursuant to any such subsection than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by the transferor Lender to such Participant had no such transfer occurred.

     14.6. MISCELLANEOUS ASSIGNMENT PROVISIONS. Any assigning Lender shall retain its rights to be indemnified pursuant to Section 15.3 with respect to any claims or actions arising prior to the date of such assignment. Anything contained in this Section 14 to the contrary notwithstanding, any Lender may at any time pledge or assign a security interest in all or any portion of its interest and rights under this Credit Agreement (including all or any portion of its Revolving Credit Notes) to secure obligations of such Lender, including any pledge or assignment to secure obligations to (a) any of the twelve Federal Reserve Banks organized under Section 4 of the Federal Reserve Act, 12 U.S.C.
Section 341 and (b) with respect to any Lender that is a fund that invests in bank loans, to any lender or any trustee for, or any other representative of, holders of obligations owed or securities issued by such fund as security for such obligations or securities or any institutional custodian for such fund or for such lender. Any foreclosure or similar action by any Person in respect of such pledge or assignment shall be subject to the other provisions of this
Section 14. No such pledge or the enforcement thereof shall release the pledgor Lender from its obligations hereunder or under any of the other Loan Documents, provide any voting rights hereunder to the pledgee thereof, or affect any rights or obligations of the Borrowers or Administrative Agent hereunder.

     14.7. ASSIGNMENT BY THE BORROWERS. None of the Borrowers shall assign or transfer any of its rights or obligations under any of the Loan Documents without the prior written consent of each of the Lenders.

                     15. PROVISIONS OF GENERAL APPLICATIONS.

     15.1.  SETOFF.

     Regardless of the adequacy of any collateral, if any of the Obligations are due and payable and have not been paid or any Event of Default shall have occurred, any deposits or other sums credited by or due from any of the Lenders to any Borrower and any securities or other property of such Borrower in the possession of such Lender may be applied to or set off by such Lender against the payment of Obligations and any and all other liabilities, direct, or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of such Borrower to such Lender (it being understood and agreed that, notwithstanding anything in this Credit Agreement or any of the other Loan

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                                      -137-

Documents to the contrary, deposits, sums, securities or other property of any Foreign Subsidiary (including any Foreign Borrower) will not serve at any time, directly or indirectly, to collateralize or otherwise offset the Obligations of Hexcel or any Domestic Subsidiary, and, in addition, the deposits, sums, securities or other property of a Foreign Subsidiary will only serve to collateralize or offset the Obligations of another Foreign Borrower if such Foreign Subsidiary is owned by such Foreign Borrower). ANY AND ALL RIGHTS TO REQUIRE ANY LENDER TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF ANY BORROWER ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED. Each of the Lenders agrees with each other Lender that (a) if an amount to be set off is to be applied to Indebtedness of any Borrower to such Lender, other than Indebtedness evidenced by the Revolving Credit Notes held by such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by all such Revolving Credit Notes held by such Lender, and (b) if such Lender shall receive from any Borrower, whether by voluntary payment, exercise of the right of setoff, counterclaim, cross action, enforcement of the claim evidenced by the Revolving Credit Notes held by such Lender by proceedings against such Borrower at law or in equity or by proof thereof in bankruptcy, reorganization, liquidation, receivership or similar proceedings, or otherwise, and shall retain and apply to the payment of the Revolving Credit Note or Revolving Credit Notes held by such Lender any amount in excess of its ratable portion of the payments received by all of the Lenders with respect to the Revolving Credit Notes held by all of the Lenders, such Lender will make such disposition and arrangements with the other Lenders with respect to such excess, either by way of distribution, PRO TANTO assignment of claims, subrogation or otherwise as shall result in each Lender receiving in respect of the Revolving Credit Notes held by it, its proportionate payment as contemplated by this Credit Agreement; PROVIDED that if all or any part of such excess payment is thereafter recovered from such Lender, such disposition and arrangements shall be rescinded and the amount restored to the extent of such recovery, but without interest. If, for the purpose of exercising the right of setoff pursuant to this Section 15.1, it becomes necessary to convert any amount in Dollars or in any other currency into any other currency, such conversion shall be made as provided in the first sentence of Section 12.5.

     15.2. EXPENSES. Each of the Borrowers, with respect to itself and its subsidiaries, agrees to pay (a) the reasonable costs of producing and reproducing this Credit Agreement, the other Loan Documents and the other agreements and instruments mentioned herein, (b) without duplication of payments in respect of Non-Excluded Taxes pursuant to Section 4.3.2, any taxes (including any interest and penalties in respect thereto) payable by the Administrative Agent or any of the Lenders (other than Excluded Taxes as defined in Section 4.3.2) on or with respect to the transaction contemplated by this Credit Agreement (such Borrower hereby agreeing to indemnify the Administrative Agent and Lender with respect thereto), (c) the reasonable fees, reasonable and documented out-of-pocket expenses and disbursements of the Administrative Agent's Special Counsel or any local counsel to the Administrative

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                                      -138-

Agent incurred in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, each closing hereunder, any amendments, modifications, approvals, consents or waivers hereto or hereunder, or the cancellation of any Loan Document upon payment in full in cash of all of the Obligations or pursuant to any terms of such Loan Document for providing for such cancellation, (d) the reasonable and documented fees, reasonable and documented out-of-pocket expenses and disbursements of the Administrative Agent or any of its affiliates incurred by the Administrative Agent or such affiliate in connection with the preparation, syndication, administration or interpretation of the Loan Documents and other instruments mentioned herein, including all title insurance premiums and surveyor, engineering, appraisal and examination charges, (e) all reasonable and documented out-of-pocket expenses (including without limitation reasonable attorneys' fees and costs, and reasonable and documented consulting, accounting, appraisal, investment banker and similar professional fees and charges) incurred by any Lender or the Administrative Agent in connection with (i) the enforcement of or preservation of rights under any of the Loan Documents against such Borrower or any of its Subsidiaries or the administration thereof after the occurrence of a Default or Event of Default and (ii) any litigation, proceeding or dispute whether arising hereunder or otherwise, in any way related to any Lender's or the Administrative Agent's relationship with such Borrower or any of its Subsidiaries and (f) all reasonable and documented out-of-pocket fees, expenses and disbursements of any Lender or the Administrative Agent incurred in connection with Uniform Commercial Code searches or intellectual property searches. The covenants contained in this Section 15.2 shall survive payment or satisfaction in full of all other obligations. Each of the Borrowers, with respect of itself, authorizes the Administrative Agent to debit any account maintained by the Borrowers with the Administrative Agent and/or to charge the loan account of the applicable Borrower for any payment required to be made hereunder with respect to such Borrower or its Subsidiaries. It is understood and agreed that, notwithstanding anything to the contrary set forth in this
Section 15.2, none of the Foreign Borrowers shall have any obligation to the Administrative Agent, the Fronting Bank, the Issuing Bank or any Lender hereunder with respect to fees, costs or any other expenses relating to the Obligations of any Borrower other than such Foreign Borrower.

     15.3. INDEMNIFICATION. Each of the Borrowers, with respect to itself and its Subsidiaries, agrees to indemnify and hold harmless the Administrative Agent, its affiliates and the Lenders from and against any and all claims, actions and suits whether groundless or otherwise, and from and against any and all liabilities, losses, damages and expenses of every nature and character arising out of this Credit Agreement or any of the other Loan Documents or the transactions contemplated hereby including, without limitation, (a) any actual or proposed use by the Borrowers or any of their Subsidiaries of the proceeds of any of the Revolving Credit Loans or Letters of Credit, (b) the reversal or withdrawal of any provisional credits granted by the Administrative Agent upon the transfer of funds from lock box, bank agency, concentration accounts or otherwise under any cash management arrangements with the Borrowers or any of their Subsidiaries or in connection with the provisional honoring of funds transfers, checks or other items, (c) the Borrowers or any of their Subsidiaries entering into or performing

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                                      -139-

this Credit Agreement or any of the other Loan Documents, (d) with respect to the Borrowers or any of their Subsidiaries and their respective properties and assets, the violation of any Environmental Law, the presence, disposal, escape, seepage, leakage, spillage, discharge, emission, release or threatened release of any Hazardous Substances or any action, suit, proceeding or investigation brought or threatened with respect to any Hazardous Substances (including, but not limited to, claims with respect to wrongful death, personal injury or damage to property) or (e) any fees, costs, out-of-pocket expenses and bank charges, including bank charges for returned checks, incurred by the Administrative Agent or the any Lender in establishing, maintaining or handling agency accounts, lock box accounts and other accounts for the collection of any of the Collateral or in connection with Cash Management Services, in each case including, without limitation, the reasonable and documented fees and disbursements of counsel incurred in connection with any such investigation, litigation or other proceeding except to the extent that any of the foregoing are directly caused by the gross negligence or willful misconduct of the otherwise indemnified party. In litigation, or the preparation therefor, the Lenders and the Administrative Agent and its affiliates shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrowers jointly and severally agree to pay promptly the reasonable and documented fees and expenses of such counsel. If, and to the extent that the obligations of the Borrowers under this Section
15.3 are unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment in satisfaction of such obligations which is permissible under applicable law. The covenants contained in this Section 15.3 shall survive payment or satisfaction in full of all other Obligations. The Administrative Agent shall, with respect to any Borrower or its Subsidiaries, be entitled to pay any of the foregoing fees and expenses by causing the debit of any account maintained by such Borrower or any of its Subsidiaries with the Administrative Agent or any other institution with which the Administrative Agent shall have entered into an agency account agreement. It is understood and agreed that, notwithstanding anything to the contrary set forth in this Section 15.3, none of the Foreign Borrowers shall have any obligation to the Administrative Agent, the Fronting Bank, the Issuing Bank or any Lender hereunder with respect to indemnified liabilities relating to the Obligations of any Borrower other than such Foreign Borrower.

     15.4. TREATMENT OF CERTAIN CONFIDENTIAL INFORMATION.

               15.4.1. CONFIDENTIALITY. Each of the Lenders and the Administrative Agent agrees, on behalf of itself and each of its affiliates, directors, officers, employees and representatives, to use reasonable precautions to keep confidential, in accordance with their customary procedures for handling confidential information of the same nature and in accordance with safe and sound banking practices, any non-public information supplied to it by the Borrowers or any of their Subsidiaries, PROVIDED that nothing herein shall limit the disclosure of any such information (a) after such information shall have become public other than through a violation of this Section 15.4, or becomes available to any of the Lenders or the Administrative Agent on a nonconfidential basis from a source other the Borrowers or any of their Subsidiaries which source is

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                                      -140-

     not known to such Lender or Administrative Agent to be bound by any obligation of confidentiality, (b) to the extent required by statute, rule, regulation or judicial process, (c) to counsel for any of the Lenders or the Administrative Agent, (d) to bank examiners or any other regulatory authority having jurisdiction over any Lender or the Administrative Agent to the extent required by such authority, or to auditors or accountants,
     (e) to the Administrative Agent, any Lender or any Financial Affiliate, (f) in connection with any litigation related to the Loan Documents or the transactions pursuant thereto to which any one or more of the Lenders, the Administrative Agent or any Financial Affiliate is a party, or in connection with the enforcement of rights or remedies hereunder or under any other Loan Document, (g) to a Lender Affiliate or a Subsidiary or affiliate of the Administrative Agent, (h) to any actual or prospective assignee or participant or any actual or prospective counterparty (or its advisors) to any swap or derivative transactions referenced to credit or other risks or events arising under this Credit Agreement or any other Loan Document so long as such assignee, participant or counterparty, as the case may be, agrees to be bound by the provisions of Section 15.4 (and each such prospective assignee, participant, and counterparty shall be required to agree that if it does not become an assignee, participant or counterparty it shall return all materials furnished to it by the Borrowers in connection herewith), or (i) with the consent of any Borrower. Notwithstanding anything in this Credit Agreement or any of the other Loan Documents to the contrary, Hexcel and each of the Lenders and the Administrative Agent (and any of their respective employees, representatives or other agents) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Credit Agreement. However, any such information relating to the tax treatment or tax structure is required to be kept confidential to the extent necessary to comply with any applicable federal or state securities laws.

               15.4.2. PRIOR NOTIFICATION. Unless specifically prohibited by applicable law or court order, each of the Lenders and the Administrative Agent shall, prior to disclosure thereof, notify the Borrowers of any request for disclosure of any such non-public information by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Lender by such governmental agency) or pursuant to legal process.

               15.4.3. OTHER. Except as otherwise provided in Section 15.4.1 above, in no event shall any Lender or the Administrative Agent be obligated or required to return any materials furnished to it or any Financial Affiliate by the Borrowers or any of their Subsidiaries. The obligations of each Lender under this Section 15.4 shall supersede and replace the obligations of such Lender under any confidentiality letter in respect of this financing signed and delivered by such Lender to the Borrowers or any of their Subsidiaries prior to the date hereof and shall be binding upon any assignee of, or purchaser of any participation in, any interest in any of the Revolving Credit Loans from any Lender.

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                                      -141-

     15.5. SURVIVAL OF COVENANTS, ETC. All covenants, agreements, representations and warranties made herein, in the Revolving Credit Notes, in any of the other Loan Documents or in any documents or other papers delivered by or on behalf of the Borrowers or any of their Subsidiaries pursuant hereto shall be deemed to have been relied upon by the Lenders and the Administrative Agent, notwithstanding any investigation heretofore or hereafter made by any of them, and shall survive the making by the Lenders of any of the Revolving Credit Loans and the issuance, extension or renewal of any Letters of Credit, as herein contemplated, and shall continue in full force and effect so long as any Letter of Credit or any amount due under this Credit Agreement or the Revolving Credit Notes or any of the other Loan Documents remains outstanding or any Lender has any obligation to make any Revolving Credit Loans or the Administrative Agent has any obligation to issue, extend or renew any Letter of Credit, and for such further time as may be otherwise expressly specified in this Credit Agreement.

     15.6. NOTICES. Except as otherwise expressly provided in this Credit Agreement, all notices and other communications made or required to be given pursuant to this Credit Agreement or the Revolving Credit Notes or any Letter of Credit Applications shall be in writing and shall be delivered in hand, mailed by United States registered or certified first class mail, postage prepaid, sent by overnight courier, or sent by telegraph, telecopy, facsimile or telex and confirmed by delivery via courier or postal service, addressed as follows:

               (a) if to Hexcel or any Guarantor, Hexcel Corporation, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901,
     Attention: Chief Financial Officer, Facsimile No. 203-358-3973, with a copy to Thomas W. Gowan, Skadden, Arps, Slate, Meagher & Flom, LLP, Four Times Square, New York , New York 10036, Facsimile No. 212-735-2000 or at such other address for notice as such Person shall last have furnished in writing to the Person giving the notice;

               (b) if to any Foreign Borrower, c/o Hexcel Corporation, Two Stamford Plaza, 281 Tresser Boulevard, Stamford, Connecticut 06901,
     Attention: Treasurer, Facsimile No. 203-358-3993, with a copy to Thomas W. Gowan, Skadden, Arps, Slate, Meagher & Flom, LLP, Four Times Square, New York , New York 10036, Facsimile No. 212-735-2000 at such other address for notice as the Foreign Borrower shall last have furnished in writing to the Person giving the notice;

               (c) if to the Administrative Agent, Edgar Ezerins at 200 Glastonbury Boulevard, Glastonbury, Connecticut 06033, Facsimile No. 860-368-6024, with a copy to Jonathan Bernstein, Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, Facsimile No. 617-951-8736 and with a copy to Matthew Furlong, Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, Facsimile No. 617-951-8736 or such other address for notice as the

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                                      -142-

     Administrative Agent shall last have furnished in writing to the Person giving the notice; and

               (d)     if to any Lender, at such Lender's address set forth on
     SCHEDULE 1 hereto, or such other address for notice as such Lender shall have last furnished in writing to the Person giving the notice.

     Any such notice or demand shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of the receipt thereof by such officer or the sending of such facsimile and
(ii) if sent by registered or certified first-class mail, postage prepaid, on the third Business Day following the mailing thereof. Any notice or other communication to be made hereunder or under the Revolving Credit Notes, even if otherwise required to be in writing under other provisions of this Credit Agreement or the Revolving Credit Notes or any Letter of Credit Applications, may alternatively be made in an electronic record transmitted electronically under such authentication and other procedures as the parties hereto may from time to time agree in writing (but not an electronic record), and such electronic transmission shall be effective at the time set forth in such procedures. Unless otherwise expressly provided in such procedures, such an electronic record shall be equivalent to a writing under the other provisions of this Credit Agreement or the Revolving Credit Notes or any Letter of Credit Applications, and such authentication, if made in compliance with the procedures so agreed by the parties hereto in writing (but not an electronic record), shall be equivalent to a signature under the other provisions of this Credit Agreement or the Revolving Credit Notes or any Letter of Credit Applications.

     15.7. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF IMMUNITIES. (a) THIS CREDIT AGREEMENT AND, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, EACH OF THE OTHER LOAN DOCUMENTS ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS BY MAIL AT THE ADDRESS FOR SUCH PERSON(S) SPECIFIED IN Section 15.6. EACH OF THE BORROWERS HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

     (b) Each Foreign Borrowers hereby irrevocably and unconditionally appoints United States Corporation Services Company, with an office on the date hereof at 80 State Street, Albany, New York 12207 (the "PROCESS AGENT"), as its agent to receive on

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                                      -143-

behalf of such Foreign Borrower and its respective property service of copies of the summons and complaint and any other process which may be served in any such action or proceeding in any such court of the State of New York or any Federal court sitting therein and agrees promptly to appoint a successor Process Agent. In any such action or proceeding in such court of the State of New York or Federal court sitting therein, such service may be made on the Foreign Borrower by delivering a copy of such process to the Foreign Borrower in care of the appropriate Process Agent at such Process Agent's above address and by depositing a copy of such process in the mails by certified or registered air mail, addressed to the Foreign Borrower at its address referred to in Section
15.6 (such service to be effective upon such receipt by the appropriate Process Agent and the depositing of such process in the mails as aforesaid). Each Foreign Borrower hereby irrevocably and unconditionally authorizes and directs such Process Agent to accept such service on its behalf. As an alternate method of service, each Foreign Borrower also irrevocably and unconditionally consents to the service of any and all process in any such action or proceeding in such court of the State of New York or any Federal court sitting therein by mailing of copies of such process to the Foreign Borrowers by certified or registered air mail at its address referred to in Section 15.6. Each Foreign Borrower hereby agrees that, to the fullest extent permitted by applicable law, a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (c) To the extent that any Foreign Borrower has or hereafter may acquire any immunity (sovereign or otherwise) from any legal action, suit or proceeding, from jurisdiction of any court or from set-off or any legal process (whether service or notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) with respect to itself or any of its property, such Foreign Borrowers hereby irrevocably waives and agrees not to plead or claim such immunity in respect of its obligations under this Credit Agreement and the Revolving Credit Notes.

     (d) Each Foreign Borrower hereby agrees that the waivers set forth in this Section 15.7 shall have the fullest extent permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable and not subject to withdrawal for purposes of such Act.

     15.8. HEADINGS. The captions in this Credit Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

     15.9. COUNTERPARTS. This Credit Agreement and any amendment hereof may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Credit Agreement it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. Delivery by facsimile by any of the parties hereto of an executed counterpart hereof or of any amendment or waiver hereto shall be as effective as an original executed counterpart hereof or of such amendment or waiver and shall be considered a representation that an original executed counterpart hereof or such amendment or waiver, as the case may be, will be delivered.

     15.10. ENTIRE AGREEMENT, ETC. The Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Credit Agreement nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 15.12.

     15.11. WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS CREDIT AGREEMENT, THE REVOLVING CREDIT NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY, INCLUDING ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS OR ACTIONS OF THE ADMINISTRATIVE AGENT OR ANY LENDER RELATING TO THE ADMINISTRATION OF THE REVOLVING CREDIT LOANS OR ENFORCEMENT OF THE LOAN DOCUMENTS AND AGREES THAT IT WILL NOT SEEK TO CONSOLIDATE ANY SUCH ACTION WITH ANY OTHER ACTION IN WHICH A JURY TRIAL CANNOT BE OR HAS NOT BEEN WAIVED. Except as prohibited by law, each of the parties hereto hereby waives any right it may have to claim or recover in any litigation referred to in the preceding sentence any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. Each of the Borrowers (a) certifies that no representative, agent or attorney of any Lender or the Administrative Agent has represented, expressly or otherwise, that such Lender or the Administrative Agent would not, in the event of litigation, seek to enforce the foregoing waivers and (b) acknowledges that the Administrative Agent and the Lenders have been induced to enter into this Credit Agreement, the other Loan Documents to which it is a party by, among other things, the waivers and certifications contained herein.

     15.12. CONSENTS, AMENDMENTS, WAIVERS, ETC. Any consent or approval required or permitted by this Credit Agreement to be given by the Lenders may be given, and any term of this Credit Agreement, the other Loan Documents or any other instrument related hereto or mentioned herein may be amended, and the performance or observance by the Borrowers or any of their Subsidiaries of any terms of this Credit Agreement, the other Loan Documents or such other instrument or the continuance of any Default or Event of Default may be waived (either generally or in a particular instance and either retroactively or prospectively) with, but only with, the written consent of the Borrowers and the written consent of the Required Lenders. Notwithstanding the foregoing, no amendment, modification or waiver shall:

               (a) without the written consent of each of the Borrowers and each Lender directly affected thereby:

                       (i) reduce or forgive the principal amount of any Revolving Credit Loans, Reimbursement Obligations or reduce the rate of interest on the

               Revolving Credit Notes, the Swing Line Note or the amount of the Fees (other than interest accruing pursuant to Section 4.11 following the effective date of any waiver by the Required Lenders of the Default or Event of Default relating thereto);

                       (ii) increase the amount of such Lender's Commitment or extend the expiration date of such Lender's Commitment; and

                       (iii) postpone or extend the Maturity Date or any other regularly scheduled dates for payments of principal of, or interest on, the Revolving Credit Loans or Reimbursement Obligations or any Fees or other amounts payable to such Lender (it being understood that (A) a waiver of the application of the default rate of interest pursuant to Section 4.11, and (B) any vote to rescind any acceleration made pursuant to Section 12.1 of amounts owing with respect to the Revolving Credit Loans and other Obligations, shall require only the approval of the Required Lenders);

               (b) without the written consent of all of the Lenders, (i) amend or waive Section 14.7, this Section 15.12 or the definition of "REQUIRED LENDERS" or (ii) increase the Total Commitment or (iii) other than pursuant to a transaction permitted by the terms of this Credit Agreement (as in effect on the date hereof), release all or a material portion of the Collateral or any Guarantor from its guaranty obligations under the Guaranties (other than a Guarantor which would not otherwise meet the threshold set forth in the definition of "Material Domestic Subsidiary" (as in effect on the date hereof)) (excluding, if any Borrower or any of its Subsidiaries becomes a debtor under the federal Bankruptcy Code, the release of "cash collateral", as defined in Section 363(a) of the federal Bankruptcy Code pursuant to a cash collateral stipulation with the debtor approved by the Required Lenders, which shall require the consent of the Supermajority Lenders); or (iv) increase the percentage of Eligible Accounts or Eligible Inventory (as applicable) in the calculation of the Domestic Borrowing Base, the U.K. Borrowing Base, the Austrian Borrowing Base or the German Borrowing Base or (v) amend the definitions of "Domestic Borrowing Base" or "U.K. Borrowing Base" or "Austrian Borrowing Base" or "German Borrowing Base" or of any definition of any component thereof, such that more credit would be available to the applicable Borrower, based on the same assets, as would have been available to the applicable Borrower immediately prior to such amendment, it being understood, however, that: the foregoing shall not (A) limit the adjustment by the Administrative Agent of any reserve in the Administrative Agent's administration of the Revolving Credit Loans as otherwise permitted by this Agreement or (B) prevent the Administrative Agent or the Co-Collateral Agent from restoring any component of the Domestic Borrowing Base, the U.K. Borrowing Base, the Austrian Borrowing Base or the German Borrowing Base, which had been lowered by the Administrative Agent or the Co-Collateral Agent back to the value of such component, as stated in this Agreement or to an intermediate value;

               (c) without the written consent of the Swing Line Lender, amend or waive Section 2.6.2 or any other provision applicable to the Swing Line Lender;

               (d) without the written consent of the Issuing Bank, amend or waive Section 3 or any other provision applicable to the issuance, extension or renewal of any Letters of Credit;

               (e) without the written consent of the Fronting Bank, amend or waive Section 2.11 or any other provision applicable to the Fronting Bank; and

               (f) without the written consent of the Administrative Agent, amend or waive Section 13, the amount or time of payment of the Administrative Agent's Fee or any Letter of Credit Fees payable for the Administrative Agent's account or any other provision applicable to the Administrative Agent.

No waiver shall extend to or affect any obligation not expressly waived or impair any right consequent thereon. No course of dealing or delay or omission on the part of the Administrative Agent or any Lender in exercising any right shall operate as a waiver thereof or otherwise be prejudicial thereto. No notice to or demand upon the Borrowers shall entitle the Borrowers to other or further notice or demand in similar or other circumstances.

     15.13. SEVERABILITY. The provisions of this Credit Agreement are severable and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Credit Agreement in any jurisdiction.

     15.14. TERMINATION. (a) The Administrative Agent, the Fronting Bank, the Issuing Bank and each of the Lenders hereby agree, notwithstanding anything to the contrary in this Credit Agreement or any other Loan Document: (i) each Security Document and the security interests thereunder shall automatically cease, terminate and be void, all rights to the Collateral shall automatically revert to the relevant Credit Party, and the obligations of the Credit Parties thereunder shall automatically be discharged and released, upon repayment in full, in cash, of all the Obligations and the termination of all lending commitments hereunder, in each case without any further action by the Administrative Agent, the Fronting Bank, the Issuing Bank, any Lender or any other Person, and (ii) the security interest under any Security Document shall automatically cease, terminate and be void with respect to any Collateral that is sold, transferred or otherwise disposed of in accordance with the terms of the Credit Agreement, and all rights with respect to such Collateral shall automatically revert to the applicable Credit Party, in each case without any further action by the Administrative Agent, the Fronting Bank, the Issuing Bank, any Lender or any other Person; PROVIDED that the security interest in the proceeds and products of such Collateral shall continue; and

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                                      -147-

     (b) Upon any termination of this Credit Agreement, any Loan Document and/or the security interest under any Security Document, the Administrative Agent will at the expense of the applicable Credit Party, execute and deliver to such Credit Party such documents as such Credit Party shall reasonably request to evidence the termination of this Credit Agreement, such Loan Documents and/or such security interest under a Security Document, and the release and reassignment of any such Collateral, as the case may be.

                            [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the undersigned have duly executed this Credit Agreement as of the date first set forth above.

                                   HEXCEL CORPORATION, as Borrower
                                   and as Guarantor


                                   By: /s/ Stephen C. Forsyth
                                       --------------------------------------
                                         Name: Stephen C. Forsyth
                                         Title: Executive Vice President


                                   HEXCEL COMPOSITES LIMITED, as
                                   Borrower


                                   By: /s/ Stephen C. Forsyth
                                       --------------------------------------
                                         Name: Stephen C. Forsyth
                                         Title: Director


                                   HEXCEL COMPOSITES GMBH
                                   (GERMANY), as Borrower


                                   By: /s/ Stephen C. Forsyth
                                       --------------------------------------
                                         Name: Stephen C. Forsyth
                                         Title: Managing Director


                                   HEXCEL COMPOSITES GMBH
                                   (AUSTRIA), as Borrower


                                   By: /s/ Stephen C. Forsyth
                                       --------------------------------------
                                         Name: Stephen C. Forsyth
                                         Title: Managing Director


            [Signature Page to Hexcel Credit and Guaranty Agreement]

                                   HEXCEL POTTSVILLE CORPORATION,
                                   as Guarantor


                                   By: /s/ Stephen C. Forsyth
                                       --------------------------------------
                                         Name: Stephen C. Forsyth
                                         Title: Vice President


                                   CLARK-SCHWEBEL CORPORATION,
                                   as Guarantor


                                   By: /s/ Stephen C. Forsyth
                                       --------------------------------------
                                         Name: Stephen C. Forsyth
                                         Title: Vice President


                                   CLARK-SCHWEBEL HOLDING CORP.,
                                   as Guarantor


                                   By: /s/ Stephen C. Forsyth
                                       --------------------------------------
                                         Name: Stephen C. Forsyth
                                         Title: Vice President


                                   CS TECH-FAB HOLDING, INC.,
                                   as Guarantor


                                   By: /s/ Stephen C. Forsyth
                                       --------------------------------------
                                         Name: Stephen C. Forsyth
                                         Title: Vice President

            [Signature Page to Hexcel Credit and Guaranty Agreement]

                                   FLEET CAPITAL CORPORATION,
                                   individually, as Administrative Agent and as Fronting Bank


                                   By: /s/ Edgar Ezerins
                                       --------------------------------------
                                         Name: Edgar Ezerins
                                         Title: Senior Vice President


            [Signature Page to Hexcel Credit and Guaranty Agreement]

                                   FLEET NATIONAL BANK, London U.K.
                                   branch, trading as FleetBoston Financial, as Fronting Bank and Issuing Bank


                                   By: /s/ Michael J. Rowe
                                       --------------------------------------
                                         Name: Michael J. Rowe
                                         Title: Vice President


            [Signature Page to Hexcel Credit and Guaranty Agreement]

                                   FLEET NATIONAL BANK, as Issuing Bank


                                   By: /s/ Mark Adkins
                                       --------------------------------------
                                         Name: Mark Adkins
                                         Title:   Vice President


            [Signature Page to Hexcel Credit and Guaranty Agreement]

                                   GENERAL ELECTRIC CAPITAL
                                   CORPORATION, individually, as
                                   Co-Collateral Agent and as Syndication Agent


                                   By: /s/ Larry Favre
                                       --------------------------------------
                                         Name: Larry Favre
                                         Title:  Authorized Signatory


            [Signature Page to Hexcel Credit and Guaranty Agreement]

                                   FOOTHILL CAPITAL CORPORATION,
                                   individually and as Documentation Agent


                                   By: /s/ Guy Fuchs
                                       --------------------------------------
                                         Name: Guy Fuchs
                                         Title: Senior Vice President


            [Signature Page to Hexcel Credit and Guaranty Agreement]

                                   MERRILL LYNCH CAPITAL, a division of
                                   Merrill Lynch Business Financial Services
                                   Inc., individually and as Documentation Agent


                                   By: /s/ Tom Bukowski
                                       --------------------------------------
                                         Name: Tom Bukowski
                                         Title: Director


            [Signature Page to Hexcel Credit and Guaranty Agreement]